As filed with the Securities and Exchange Commission on October 28, 2004

File Nos. 811-10267 and 333-53450

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ______	[ ]
Post-Effective Amendment No.__4____	[X]
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 8	[X]

ASSETMARK FUNDS
(Exact Name of Registrant as Specified in Charter)

2300 Contra Costa Boulevard, Suite 425
Pleasant Hill, CA 94523-3967
(Address of Principal Executive Offices) (Zip Code)

(800) 664-5345
(Registrant’s Telephone Numbers, Including Area Code)

Carrie Hansen
2300 Contra Costa Boulevard, Suite 425
Pleasant Hill, CA 94523-3967
(Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq. Stradley, Ronon, Stevens & Young LLP 2600 One Commerce Square Philadelphia, PA 19103	Elaine Richards, Esq. U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[X]	on October 28, 2004 pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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ASSETMARK FUNDS®

Prospectus
October 31, 2004

Prospectus
October 31, 2004
ASSETMARK FUNDS®

Investment Advisor

AssetMark Investment Services, Inc.

ASSETMARK LARGE CAP GROWTH FUND

ASSETMARK LARGE CAP VALUE FUND

ASSETMARK SMALL/MID CAP GROWTH FUND

ASSETMARK SMALL/MID CAP VALUE FUND

ASSETMARK INTERNATIONAL EQUITY FUND

ASSETMARK REAL ESTATE SECURITIES FUND

ASSETMARK TAX-EXEMPT FIXED INCOME FUND

ASSETMARK CORE PLUS FIXED INCOME FUND

This Prospectus covers the eight different Funds within the AssetMark Funds®. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the AssetMark Funds’ Statement of Additional Information, which is incorporated by reference into this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

OVERVIEW	1

ASSETMARK LARGE CAP GROWTH FUND	2

ASSETMARK LARGE CAP VALUE FUND	3

ASSETMARK SMALL/MID CAP GROWTH FUND	4

ASSETMARK SMALL/MID CAP VALUE FUND	5

ASSETMARK INTERNATIONAL EQUITY FUND	6

ASSETMARK REAL ESTATE SECURITIES FUND	7

ASSETMARK TAX-EXEMPT FIXED INCOME FUND	8

ASSETMARK CORE PLUS FIXED INCOME FUND	9

PRINCIPAL RISKS OF INVESTMENT	10

PERFORMANCE OF THE FUNDS	14

FEES AND EXPENSES OF THE FUNDS	29

TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS	30

MANAGEMENT OF THE FUNDS	30

VALUATION OF FUND SHARES	44

PURCHASING FUND SHARES	45

SELLING (REDEEMING) FUND SHARES	45

EXCHANGE PRIVILEGE	45

MARKET TIMING POLICY	46

DISTRIBUTION OF FUND SHARES	46

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS	46

DISTRIBUTIONS AND TAXES	47

CONVERSION TO MASTER/FEEDER FUND STRUCTURE	48

FINANCIAL HIGHLIGHTS	49

PRIVACY POLICY

AssetMark Funds recognizes and respects your privacy expectations. We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed. Your privacy is important to us and we are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

▪	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

OVERVIEW
This combined prospectus describes the eight separate mutual funds (each a “Fund” and collectively the “Funds”) within AssetMark Funds® (the “Trust”), an open-end management investment company. Each Fund’s assets are managed according to its own investment objectives, strategies and goals. Shares of the Funds are offered to investors on a no-load basis, without any front- or back-end sales charges. The Funds are designed primarily for investment by institutional investors and clients of registered investment advisors, broker/dealers and other financial institutions.

THE MULTI-ADVISOR APPROACH

Each Fund has its own distinct investment objectives, strategies and risks. The Funds’ investment advisor, AssetMark Investment Services, Inc. (the “Advisor”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objectives and style. The potential risks and returns of the Fund vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm. This “multi-advisor approach” is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches. The Advisor intends to manage the Funds in a “manager of managers” approach by selecting one or more sub-advisors to manage distinct segments of a market or asset class for each Fund based upon the Advisor’s evaluation of the sub-advisor’s expertise and performance in managing the appropriate asset class.

In addition, the Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisors to place greater emphasis on those securities in which they have the most conviction. The Funds are classified as non-diversified for purposes of federal mutual fund regulation, which means that they may invest in relatively few companies compared to other mutual funds. The Funds do, however, maintain their portfolios to meet the diversification requirements for mutual funds under the federal tax law. The investment styles and disciplines of the sub-advisors to each Fund are intended to complement one another. In constructing and overseeing the entire portfolio of a Fund, the Advisor provides investment guidelines to a sub-advisor for a specific portion of a Fund’s assets, which may be more restrictive than those of the portfolio as a whole. The Advisor monitors the sub-advisors for adherence to the investment guidelines and to each Fund’s specific investment objectives, policies and strategies.

1

ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Growth Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000® Index was approximately $1.6 billion to $317.8 billion. The Fund’s investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Large Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Large Cap Growth Fund may also invest up to 15% of its assets in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including the Nasdaq Stock Market (“NASDAQ”), that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:

•    consistent history of earnings stability and growth;

•    proprietary products, processes and/or services;

•    leadership positions in their markets;

•    strong balance sheet; and

•    experienced management.

Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:

(1)	have, or will likely develop, a historical record of consistent growth and stability of earnings;

(2)	are, or are likely to become, financially sound; or

(3)	are, or are likely to become, leaders in their respective industries.

These factors are not limiting factors in the selection of securities for the Large Cap Growth Fund. Based upon the foregoing, the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.

2

ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Value Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000® Index was approximately $1.6 billion to $317.8 billion. The Fund’s investment in equity securities may include common stocks, preferred stocks, convertible securities and interests in real estate investment trusts (REITs). The convertible securities in which the Large Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Large Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a “value style” investment strategy. The market value of a “value stock” is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, such as:

•    price/earnings ratio;

•    dividend yield;

•    book value;

•    assets to liabilities ratio;

•    management ownership; and

•    price/cash flow.

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Large Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Financial services companies may include, but are not limited to, banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, and insurance companies. Basic industries may include, but are not limited to, transportation, industrials and utilities.

3

ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000® Index was between $175.8 million to $1.6 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.6 billion to $12.3 billion. The Small/Mid Cap Growth Fund’s investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Growth Fund may also invest up to 15% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:

•    leadership positions in their markets;

•    strong balance sheet;

•    experienced management;

•    a demonstrated record of consistent earnings growth or the potential to grow earnings; and

•    proprietary products, processes and/or services.

Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:

(1)	are, or are likely to become, financially sound;

(2)	are, or are likely to become, leaders in their respective industries; or

(3)	have, or will likely develop, a historical record of consistent growth and stability of earnings.

These factors are not limiting factors in the selection of securities for the Small/Mid Cap Growth Fund. Based upon the foregoing, the Small/Mid Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.

4

ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000® Index was between $175.8 million to $1.6 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.6 billion to $12.3 billion. The Small/Mid Cap Value Fund’s investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a “value style” investment strategy. The market value of a “value stock” is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, such as:

•    price/earnings ratio;

•    dividend yield;

•    book value;

•    assets to liabilities ratio;

•    management ownership; and

•    average daily trading volume.

In assessing value, the sub-advisor(s) may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.

5

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark International Equity Fund is to provide capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the International Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. If the International Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The International Equity Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities of companies of any size capitalization, headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. Generally, the International Equity Fund’s assets will be invested in securities of companies located in developed countries. The International Equity Fund, however, may also invest up to 20% of its total assets in the equity securities of companies located in countries considered to have emerging markets or developing economies. The Fund considers emerging markets countries to be those defined as such by the World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. The convertible securities in which the International Equity Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.

The International Equity Fund may also invest in depository receipts, including ADRs and GDRs. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The present intention of the International Equity Fund is to invest all, or substantially all, of its assets in depositary receipts and in U.S. listed equity securities of non-U.S. companies.

By investing its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund attempts to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. The International Equity Fund may, from time to time, invest a significant portion of its assets in the securities of companies in one or more countries or regions. In that case, the International Equity Fund would be subject to the economic and market developments in those countries, such as Japan, or regions, such as Europe or Asia, to a greater extent than if it remained invested in a greater number of countries or geographical regions. Additionally, the International Equity Fund intends to invest in companies in five major sectors such as telecommunications, technology, consumer goods, financial services and other basic industries. The Fund will attempt to focus its investment in companies the sub-advisors believe represent the best values relative to their growth prospects by examining a company’s sustainable growth rate in relation to that of its local market. In addition, the Fund may use index futures for hedging and/or asset allocation purposes, and currency futures for hedging purposes. The International Equity Fund does not intend to routinely hedge against currency risk or use index futures for hedging and/or asset allocation purposes.

6

ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies

Investment Objectives
The investment objective of the AssetMark Real Estate Securities Fund is capital appreciation over the long term. Current income is a secondary objective. These objectives are fundamental, which means that they cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of companies in the real estate industry. If the Real Estate Securities Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Real Estate Securities Fund will invest in U.S. real estate equity securities, which may include shares and units of beneficial interest of real estate investment trusts (“REITs”), preferred shares and convertible debt securities of real estate companies. The convertible securities in which the Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Real Estate Securities Fund considers real estate securities to be those issued by companies principally engaged in the real estate business because they derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or because they invest at least 50% of their assets in such real estate. The Fund generally invests in small-to-medium capitalization companies, because that size is typical for real estate securities.

The types of REITs in which the Real Estate Securities Fund may invest include equity, mortgage and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. Equity REITs generally exercise some degree of control over the operational aspect of their real estate investments, lease terms and property maintenance and repair. A mortgage REIT invests primarily in real estate mortgages that secure construction, development or long-term loans, and derives its income primarily from interest payments on credit it has extended. Hybrid REITs combine the characteristics of equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated that, under normal circumstances, a majority of the Real Estate Securities Fund’s investments in REITs will consist of securities issued by equity REITs. The Real Estate Securities Fund will not invest more than 10% of its assets in mortgage REITs under normal circumstances.

The sub-advisors to the Real Estate Securities Fund select shares of REITs and other real estate securities by analyzing property sectors and individual companies within the selected property sectors. The sub-advisors to the Real Estate Securities Fund evaluate potential investments based on a variety of factors including:

•    overall investment strategy;

•    strength of company management;

•    fundamental analysis of financial statements; and

•    yields.

7

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Tax-Exempt Fixed Income Fund is to provide current income exempt from federal income tax. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are not fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Tax-Exempt Fixed Income Fund will invest at least 80% of its assets in municipal fixed income securities, the interest on which is exempt from federal income tax and not subject to the alternative minimum tax (“AMT”). The Fund generally invests its assets in intermediate to long-term municipal securities that are investment grade (i.e., rated within one of the four highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated). Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax. Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works. Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses, and make loans for other public institutions and facilities. Examples of municipal securities include:

• Tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
• Municipal commercial paper and other short-term notes;
• Construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations;
•    Participation interests in any of the above including municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies to the extent that they pay tax-exempt interest;

• Bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;
• Variable rate securities; and
• Municipal bonds and leases.

The Tax-Exempt Fixed Income Fund may invest in intermediate to long-term municipal securities. Intermediate-term municipal securities are those securities that generally mature between three and ten years. Long-term municipal securities generally mature some time after ten years. The average dollar weighted portfolio maturity of the portfolio is expected to be maintained between four and ten years. Some of the securities in the Tax-Exempt Fixed Income Fund’s portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit. While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in market value of the security, or in the share price of the Fund. Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading “Temporary Defensive and Cash Investments,” the Fund currently does not intend to generate income subject to regular federal income tax.

8

ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The fundamental investment objective of the AssetMark Core Plus Fixed Income Fund is to provide current income consistent with low volatility of principal. This objective is fundamental, which means that it cannot be changed without shareholder approval. The Fund will also seek capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in fixed income securities. If the Core Plus Fixed Income Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. Except as otherwise indicated, the Fund's investment policies are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

The Core Plus Fixed Income Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated). In addition, the Core Plus Fixed Income Fund intends to invest a portion of its assets in high-yield debt securities (sometimes called “junk bonds”) and bonds issued by companies headquartered outside of the United States (including emerging markets), or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. The Core Plus Fixed Income Fund intends to invest in the following types of fixed income securities:

• U.S. and non-U.S. corporate bonds and debentures;
• Mortgage-backed securities;
• Receipts involving U.S. Treasury obligations and other “stripped securities”;
•    Municipal securities of issuers located in all fifty states, the District of Columbia or other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations;

• Obligations issued by supranational entities and foreign loan participants;
• Obligations issued by the U.S. Government and foreign governments and their agencies or instrumentalities;
• Asset-backed securities;
• Zero coupon, pay-in-kind or deferred payment securities;
• Securities issued on a when-issued and a delayed-delivery basis;
• High yield debt securities (junk bonds);
• Custodial Receipts; and
• Convertible Securities.

Under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund’s investments in fixed income securities issued by foreign corporations and foreign governments that are denominated in a currency other than the U.S. dollar to 20% of the Fund’s total assets, measured at the time of purchase. Similarly, under normal circumstances, the Advisor and sub-advisors will seek to limit the Fund’s investments in high-yield debt securities (junk bonds) to 20% of the Fund’s total assets, measured at the time of purchase. The fixed income securities in which the Fund invests may have maturities of any length. The Fund may also invest in futures, options and similar derivatives.

9

PRINCIPAL RISKS OF INVESTMENT
Mutual funds pool shareholders’ money and, using professional investment managers, invest it in securities. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money. The alphabetized table below provides the principal risks of investing in the Funds. The list that follows addresses common risks not previously described in the Funds’ summaries. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

• Applicable -- Not Applicable	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Credit Risks	--	--	--	--	--	--	•	•
Derivatives Risks	--	--	--	--	•	--	--	•
Emerging Markets Risks	--	--	--	--	•	--	--	•
Foreign Securities Risks	•	•	•	•	•	--	--	•
High-Yield Debt Securities Risks	--	--	--	--	--	--	--	•
Interest Rate Risks	--	--	--	--	--	•	•	•
Liquidity Risks	--	--	•	•	•	•	--	•
Manager Risks	•	•	•	•	•	•	•	•
Maturity Risks	--	--	--	--	--	--	•	•
Mortgage- and Asset-Backed Securities Risks	--	--	--	--	--	--	--	•
Municipal Securities Risks	--	--	--	--	--	--	•	•
Non-Diversification Risks	•	•	•	•	•	•	•	•
Real Estate Industry Concentration Risk	--	--	--	--	--	•	--	--
Real Estate Investment Trust Risks	--	•	--	--	--	•	--	--
Sector Focus Risks	•	•	•	•	•	--	--	--
Small and Medium Capitalization Risks	--	--	•	•	•	•	--	--
Stock Market Risks	•	•	•	•	•	•	--	--
U.S. Government Agency Obligations Risks	--	--	--	--	--	--	--	•
Tax Risks	--	--	--	--	--	--	•	--

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•	Credit Risks: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security or, in the case of a municipal security, the underlying municipality, may experience financial problems causing it to be unable to meet its payment obligations. This would reduce the income available for distribution to shareholders as well as the value of a Fund’s shares.

•	Derivatives Risks: The Core Plus Fixed Income Fund may utilize derivatives, such as futures and options, for hedging purposes. Futures and options are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The Core Plus Fixed Income Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Core Plus Fixed Income Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements. The International Equity Fund may use stock index and currency futures contracts. Stock index futures contracts are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund’s investment securities may differ substantially from the changes when it established the hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract. Currency futures contracts may be used to hedge currency risks. Hedging currency risks involves the risk of mismatching the Fund’s obligations under a futures contract with the value of securities denominated in a particular currency.

•	Emerging Markets Risks: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•	Foreign Securities Risks: The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

•	High-Yield Debt Securities Risks: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

•	Interest Rate Risks: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Tax-Exempt Fixed Income Fund’s or the Core Plus Fixed Income Fund’s investments decreases, investors in those Funds may lose money.

•	Liquidity Risks: The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and attract less market interest and, therefore, are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell the security. If that happens, a Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.

•	Manager Risks: Manager risk is the risk that the Advisor or one of a Fund’s sub-advisors will do a poor job of selecting securities and thus fail to meet the Fund’s investment objectives. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.

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•	Maturity Risks: The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate to long-term maturities. The Core Plus Fixed Income Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

•	Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund holding such security may have to replace the security by investing the proceeds in a less attractive security. This may reduce such Fund’s share price and its income distributions.

•	Municipal Securities Risks: The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Fund invests could negatively impact the Fund. The Core Plus Fund has the ability to purchase municipal securities, and therefore may encounter the risks associated with municipal securities.

•	Non-Diversification Risks: Each Fund is a non-diversified investment company, which means that more of a Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of a Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•	Real Estate Industry Concentration Risk: The Real Estate Securities Fund concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund’s strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

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•	Real Estate Investment Trust Risks: Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well the REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The Real Estate Securities Fund attempts to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

•	Sector Focus Risks: To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors. The following describes the risks associated with the various sectors in which some of the Funds may focus:

•	Large Cap Growth Fund and Small/Mid Cap Growth Fund: The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may focus their investments in the technology or health care sectors. Companies in the technology sector are subject to risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are subject to risks related to legislative and regulatory action, which may affect profitability of companies in that sector.

•	Large Cap Value Fund and Small/Mid Cap Value Fund: The Large Cap Value Fund and Small/Mid Cap Value Fund may focus their investments in the financial services or basic industries sector. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

•	International Equity Fund: The International Equity Fund may focus its investments in one or more sectors, such as telecommunications, technology, consumer goods, financial services or basic industries. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty obtaining financing for necessary research and development or expansion. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries and consumer goods sectors are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

•	Small and Medium Capitalization Risks: A Fund that invests in the equity securities of companies with small and medium size market capitalization is subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

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•	Stock Market Risks: Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

•	U.S. Government Agency Obligations Risks: Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•	Tax Risks: The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for, and supply, liquidity and marketability of, municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

PERFORMANCE OF THE FUNDS

The performance information shown gives some indication of the risks of an investment in a Fund. Each Fund’s bar chart illustrates the Fund’s calendar year returns. Each Fund’s table compares the Fund’s average annual returns with a broad measure of market performance and an index of funds with similar investment objectives. The information shown assumes reinvestment of dividends and distributions. Remember, a Fund’s past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

ASSETMARK LARGE CAP GROWTH FUND
Calendar Year Returns as of 12/31

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The Large Cap Growth Fund’s calendar year-to-date return as of September 30, 2004 was -1.24%.

Best Quarter:	Q2	2003	15.88%
Worst Quarter:	Q3	2002	-19.09%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
Large Cap Growth Fund
Return Before Taxes	35.68%	-4.71%
Return After Taxes on Distributions(1)(2)	35.68%	-4.71%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	23.19%	-3.98%
Russell 1000 Growth Index(4)	17.88%	-3.73%
Lipper Large-Cap Growth Funds Index(5)	16.08%	-5.14%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)	The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ration, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)	The inception date of the Fund was June 29, 2001.

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ASSETMARK LARGE CAP VALUE FUND
Calendar Year Returns as of 12/31

The Large Cap Value Fund’s calendar year-to-date return as of September 30, 2004 was 2.00%.

Best Quarter:	Q2	2003	22.63%
Worst Quarter:	Q3	2002	-23.48%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
Large Cap Value Fund
Return Before Taxes	35.97%	2.45%
Return After Taxes on Distributions(1)(2)	35.93%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	23.45%	1.99%
Russell 1000 Value Index(4)	21.13%	2.96%
Lipper Large-Cap Value Funds Index(5)	19.60%	0.32%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

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(5)	The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. These funds, by portfolio practice, invest as least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)	The inception date of the Fund was June 29, 2001.

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ASSETMARK SMALL/MID CAP GROWTH FUND
Calendar Year Returns as of 12/31

The Small/Mid Cap Growth Fund’s calendar year-to-date return as of September 30, 2004 was 1.11%.

Best Quarter:	Q2	2003	20.13%
Worst Quarter:	Q2	2002	-19.64%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
Small/Mid Cap Growth Fund
Return Before Taxes	39.72%	-4.24%
Return After Taxes on Distributions(1)(2)	39.72%	-4.24%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	25.82%	-3.59%
Russell 2500 Growth Index(4)	30.12%	0.21%
Lipper Small-Cap Growth Funds Index(5)	26.07%	-0.12%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

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(4)	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)	The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(6)	The inception date of the Fund was June 29, 2001.

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ASSETMARK SMALL/MID CAP VALUE FUND
Calendar Year Returns as of 12/31

The Small/Mid Cap Value Fund’s calendar year-to-date return as of September 30, 2004 was 5.50%.

Best Quarter:	Q2	2003	19.04%
Worst Quarter:	Q3	2002	-16.26%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
Small/Mid Cap Value Fund
Return Before Taxes	33.93%	7.54%
Return After Taxes on Distributions(1)(2)	33.93%	7.54%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	22.05%	6.46%
Russell 2500 Value Index(4)	33.91%	12.36%
Lipper Small-Cap Value Funds Index(5)	37.28%	12.70%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is an unmanaged index that is generally representative of smaller capitalization value stocks. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

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(5)	The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(6)	The inception date of the Fund was June 29, 2001.

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ASSETMARK INTERNATIONAL EQUITY FUND
Calendar Year Returns as of 12/31

The International Equity Fund’s calendar year-to-date return as of September 30, 2004 was 2.43%.

Best Quarter:	Q2	2003	18.44%
Worst Quarter:	Q3	2002	-19.20%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
International Equity Fund
Return Before Taxes	36.66%	1.46%
Return After Taxes on Distributions(1)(2)	38.26%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	25.61%	1.70%
Morgan Stanley Capital International EAFE Index (4)	32.85%	4.25%
Lipper International Funds Index(5)	29.37%	3.92%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases, the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period. A higher after tax return can result when the return after taxes on distributions reflects a tax benefit resulting from foreign tax credits generated from the Fund’s investments.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

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(5)	The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States.

(6)	The inception date of the Fund was June 29, 2001.

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ASSETMARK REAL ESTATE SECURITIES FUND
Calendar Year Returns as of 12/31

The Real Estate Securities Fund’s calendar year-to-date return as of September 30, 2004 was 14.19%.

Best Quarter:	Q1	2004	11.63%
Worst Quarter:	Q3	2002	-7.51%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
Real Estate Securities Fund
Return Before Taxes	31.84%	14.69%
Return After Taxes on Distributions(1)(2)	30.71%	13.19%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	20.70%	11.67%
Wilshire REIT Index (4)	27.19%	15.25%
Lipper Real Estate Fund Index(5)	26.80%	15.08%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. The Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and that derive a minimum of 75% of revenue from stated operations. The Index is composed of 93 common stocks, selected for their market capitalization, source of revenue, and liquidity. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

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(5)	The Lipper Real Estate Fund Index is an equally weighted index of the largest 30 funds within the real estate funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

(6)	The inception date of the Fund was June 29, 2001.

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ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Calendar Year Returns as of 12/31

The Tax-Exempt Fixed Income Fund’s calendar year-to-date return as of September 30, 2004 was 1.37%.

Best Quarter:	Q3	2002	4.56%
Worst Quarter:	Q2	2004	-2.40%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(7)
Tax-Exempt Fixed Income Fund
Return Before Taxes	3.97%	5.88%
Return After Taxes on Distributions(1)(2)	3.93%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	3.24%	5.30%
Lehman Brothers Municipal Bond Index(4)	0.76%	5.41%
Lehman Brothers Municipal 3-10 Year Bond Index(5)	4.66%	5.72%
Lipper General Municipal Debt Fund Index (6)	0.80%	4.78%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	Lehman Brothers Municipal Bond Index is a broad-based, total return index. The Index is comprised of 8,000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the Index and weighted and updated monthly, with a one-month lag. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes. Fund management has determined that the Lehman Brothers Municipal 3-10 Year Bond Index (described below) is the most appropriate index to use for evaluating the performance of the Fund, and therefore intends to discontinue using the Lehman Brothers Municipal Bond Index in future years.

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(5)	The Lehman Brothers Municipal 3-10 Year Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with Maturities from 3-10 years. The Index does not reflect any deduction for fees, expenses or taxes. Fund management has determined that the Lehman Brothers Municipal 3-10 Year Bond Index is the most appropriate index to use for evaluating the performance of the Fund, since the duration of the bonds in the index is closest to the anticipated duration of the bonds in the Fund’s portfolio. Therefore, the Fund intends to discontinue using the Lehman Brothers Municipal Bond Index in future years.

(6)	The Lipper General Municipal Debt Fund Index tracks funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.

(7)	The inception date of the Fund was June 29, 2001.

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ASSETMARK CORE PLUS FIXED INCOME FUND
Calendar Year Returns as of 12/31

The Core Plus Fixed Income Fund’s calendar year-to-date return as of September 30, 2004 was 2.51%.

Best Quarter:	Q2	2003	3.16%
Worst Quarter:	Q2	2004	-2.39%

Average Annual Total Returns
	Year Ended December 31, 2003
	One Year	Since Inception(6)
Core Plus Fixed Income Fund
Return Before Taxes	5.75%	6.76%
Return After Taxes on Distributions(1)(2)	4.15%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	3.70%	4.85%
Lehman Brothers Aggregate Bond Index(4)	0.32%	6.35%
Lipper General Bond Funds Index (5)	2.05%	5.17%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2004, the highest ordinary income and short-term gain rate was 35.0% and the highest long-term gain rate was 15.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

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(5)	The Lipper General Bond Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that do not have any quality or maturity restrictions.

(6)	The inception date of the Fund was June 29, 2001.

FEES AND EXPENSES OF THE FUNDS
As an investor, you pay certain fees and expenses if you buy and hold shares of a Fund. The fees and expenses as of the fiscal year ended June 30, 2004 are described in the table below and are further explained in the example that follows:

SHAREHOLDER FEES (fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Management Fees	0.95%	0.95%	0.95%	1.00%	0.95%	0.95%	0.80%	0.75%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(1)	0.24%	0.23%	0.34%	0.41%	0.33%	0.36%	0.36%	0.25%
Total Annual Fund Operating Expenses	1.44%	1.43%	1.54%	1.66%	1.53%	1.56%	1.41%	1.25%
Advisor’s Expense Subsidy/Expense Subsidy Recapture (2)	0.05%	0.06%	-0.03%	-0.10%	------	-0.07%	-0.12%	0.04%
Net Annual Fund Operating Expenses	1.49%	1.49%	1.57%	1.56%	1.53%(3)	1.49%	1.29%	1.29%

(1)	Other Expenses include custodian, transfer agency, and other customary Fund expenses and are based on each Fund’s prior fiscal year.
(2)	The Advisor has entered into an Expense Waiver and Reimbursement Agreement with the Trust on behalf of each Fund that is in place through October 31, 2005, and may be continued thereafter. Under the Expense Waiver and Reimbursement Agreement, the Advisor has agreed to waive its fees and/or bear expenses for each Fund to the extent that its Total Annual Fund Operating Expenses exceed the Net Annual Fund Operating Expenses described in the “Management of the Funds” section of this prospectus. If Fund expenses decline below these amounts, the Advisor may recapture any fees it has waived or any expenses it has borne within a three-year period, and did so with respect to certain of the Funds in the last fiscal year. The positive numbers in the table reflect amounts that the Advisor recaptured, and the negative numbers reflect fees waived or expenses borne by the Advisor. Also, during the prior fiscal year, certain of the Funds loaned their portfolio securities to brokers and generated related Fund expense reductions of 0.01% for the Large Cap Growth Fund, 0.02% for the Large Cap Value Fund, 0.02% for the Small/Mid Cap Growth Fund, 0.01% for the Small/Mid Cap Value Fund, 0.05% for the International Equity Fund and 0.01% for the Real Estate Securities Fund. These amounts are reflected in and reduce the expense subsidy figures and increase the expense recapture figures shown. Based on the current Fund asset sizes and expense subsidy/recapture status, the Tax-Exempt Fixed Income Fund is the only Fund still being subsidized by the Advisor, and the Advisor is currently recapturing fees waived and/or expenses paid by the Small/Mid Cap Growth Fund, the Small/Mid Cap Value Fund, the Real Estate Securities Fund and the Core Plus Fixed Income Fund.
(3)	The International Equity Fund loaned its portfolio securities during the prior fiscal year, resulting in an annual reduction in Fund expenses of 0.05%. If these reductions were taken into account, the Net Annual Fund Operating Expenses of the Fund would have been 1.47%.

EXPENSE EXAMPLE

The following Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year. The 1 year dollar amounts and the dollar amounts for the first year of the 3, 5 and 10 year columns for each Fund reflect the “Net Annual Fund Operating Expenses” of each Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for each Fund reflect the “Total Annual Fund Operating Expenses” of each Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:

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Fund	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund	$152	$460	$792	$1,728
Large Cap Value Fund	$152	$458	$787	$1,718
Small/Mid Cap Growth Fund	$160	$489	$842	$1,837
Small/Mid Cap Value Fund	$159	$514	$893	$1,957
International Equity Fund	$156	$483	$834	$1,824
Real Estate Securities Fund	$152	$486	$843	$1,851
Tax-Exempt Fixed Income Fund	$131	$434	$760	$1,680
Core Plus Fixed Income Fund	$131	$400	$690	$1,515

TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS
Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as money market mutual funds or short-term, high-quality investment grade securities. The Funds may invest in cash or cash equivalents while looking for suitable investment opportunities or while waiting to invest monies received from purchases of the Fund’s shares or from the sale of its portfolio securities. Cash equivalents purchased by a Fund will be rated in one of the four highest ratings categories by Standard & Poor’s, Moody’s Investor Service, Inc., Fitch Inc. or another NRSRO. Under normal market conditions, each Fund may hold cash or cash equivalents, such as:

•    Money market mutual funds

•    Commercial paper

•    Certificates of deposit, demand and time deposits and banker’s acceptances

•    U.S. Government securities (e.g., U.S. Treasury obligations)

•    Repurchase agreements

In addition, each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary, defensive strategy.

MANAGEMENT OF THE FUNDS

Investment Advisor
AssetMark Investment Services, Inc. (the “Advisor”), 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, serves as the investment advisor to each of the Funds. The Advisor is registered as an investment advisor with the U.S. Securities and Exchange Commission (“SEC”).

The Advisor supervises and directs each Fund’s investments and allocates a certain percentage of each Fund’s assets to one or more sub-advisors. The Advisor has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee the sub-advisors and recommends their hiring, termination and replacement.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board: (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects and recommends sub-advisors to manage all or part of a Fund’s assets; (iii) when appropriate, allocates and reallocates a Fund’s assets among sub-advisors; (iv) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the sub-advisors comply with the Fund’s investment objectives, policies and restrictions.

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The Advisor is entitled to an annual fee from each Fund for its services according to the following table:

Fund:	Advisory Fee (as a percentage of average daily net assets):
Large Cap Growth Fund	0.95%
Large Cap Value Fund	0.95%
Small/Mid Cap Growth Fund	0.95%
Small/Mid Cap Value Fund	1.00%
International Equity Fund	0.95%
Real Estate Securities Fund	0.95%
Tax-Exempt Fixed Income Fund	0.80%
Core Plus Fixed Income Fund	0.75%

The Advisor’s primary business is to operate the AssetMark Investment Services program, a managed account program that is used by financial professionals such as investment advisers and broker-dealers to deliver state of the art financial planning, investment advisory and asset allocation services to their clients. Through the AssetMark program, investors can invest in, among other things, a variety of asset allocation models using open-end mutual funds. The AssetMark Funds are included among the many investment products made available through the AssetMark program. Through the program, the AssetMark provides investment consulting and administrative services to advisers and broker-dealers and currently administers in excess of $4.4 billion in investor assets, including mutual funds, variable annuities, exchange-traded funds and privately managed accounts.

AssetMark invests a portion of its revenues from operating the AssetMark Investment Services program back into the program in the form of allowances to certain participating financial professionals that utilize the program. Under its Gold Premier Consultant Program, individual investment advisers are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice management expenses incurred by the adviser. These amounts range from $5,000 to $20,000 annually, depending on the amount of the adviser’s client assets managed within the AssetMark program. Similarly, AssetMark provides opportunities for broker-dealers firms participating in the AssetMark program to receive fee reductions and/or allowances in amounts ranging from .02% to .07% of the amount of client assets invested through the AssetMark program. AssetMark also sponsors annual conferences for its participating financial professionals designed to facilitate and promote the success of the AssetMark Investment Services program and its participating financial professionals. AssetMark also bears the cost of airfare for certain financial professional clients to attend AssetMark’s annual conference or to conduct due diligence visits to AssetMark’s offices. In addition, AssetMark may, from time to time, support its clients by sponsoring conferences or other events conducted by clients.

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund. The Advisor has also entered into a Consulting Agreement with Wilshire Associates (“Wilshire”), a global investment firm specializing in investment strategies, consulting services and technology products, to provide research, including statistical information and economic data that the Advisor uses when (i) selecting sub-advisors for the Funds and allocating a Fund’s assets among sub-advisors; (ii) monitoring the ongoing performance and operations of the sub-advisors; and (iii) making recommendations to the Board of Trustees of the Trust about hiring and changing sub-advisors. The Advisor is responsible for paying Wilshire’s consulting fees. Finally, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep each of the Fund’s expenses to a certain minimum for the period ending on October 31, 2005. Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions. The expense caps for each Fund are as follows:

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Fund:	Expense Cap
Large Cap Growth Fund	1.49%
Large Cap Value Fund	1.49%
Small/Mid Cap Growth Fund	1.59%
Small/Mid Cap Value Fund	1.59%
International Equity Fund	1.59%
Real Estate Securities Fund	1.49%
Tax-Exempt Fixed Income Fund	1.29%
Core Plus Fixed Income Fund	1.29%

Each sub-advisor makes investment decisions for the assets it has been allocated to manage. The Advisor, with the research assistance of Wilshire, oversees the sub-advisors for compliance with each of the Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style. The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisors recommended by the Advisor. On May 6, 2002, the SEC issued an exemptive order (the “Exemptive Order”) that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change. The Exemptive Order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

Sub-Advisors and Portfolio Managers
The following sub-advisors and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Large Cap Growth Fund:
TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Large Cap Growth Fund. TCW is a member of The TCW Group, Inc. (“TCW Group”), which is an indirect subsidiary of Societe Generale S.A. TCW Group is a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of over 320 investment and administrative professionals located in Los Angeles, New York, and Houston, the firm has a broad depth of knowledge, investment experience and research capability. The firm has approximately $98 billion under management or committed to management as of August 31, 2004.  TCW manages its allocated portion of the Large Cap Growth Fund’s assets on a team basis. The team consists of the following individuals:

Please Note: Effective January 1, 2005, Glen E. Bickerstaff will relinquish day-to-day portfolio management responsibilities to co-portfolio managers Craig Blum and Steve Burlingame. Mr. Bickerstaff will become Senior Portfolio Advisor to the team and will continue to have oversight responsibility for the TCW investment professionals managing the Fund.

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•	Glen E. Bickerstaff
Group Managing Director, U.S. Equities
Prior to joining TCW in 1998, Mr. Bickerstaff was a Vice President and Senior Portfolio Manager at Transamerica Investment Services, a Los Angeles-based investment management subsidiary of Transamerica Corporation from 1987 to 1998. While at Transamerica, Mr. Bickerstaff managed a pooled equity portfolio, corporate pension assets, institutional accounts and a mutual fund. Previously, he was a Vice President and Portfolio Manager with Lederer & Associates and Pacific Century Advisors, a subsidiary of Security Pacific Bank. Mr. Bickerstaff received a BS degree in Business Administration from the University of Southern California.

•	Craig C. Blum, CFA
Managing Director, U.S. Equities
Prior to joining TCW in 1999, Mr. Blum was employed by FMAC Capital Markets, PaineWebber, and Merrill Lynch. He currently serves as Co-Portfolio Manager for the Concentrated Core and Select Equities strategies. Mr. Blum received his BS in Applied Mathematics and Computing from the University of California at Los Angeles and his MBA in Finance from the UCLA Anderson School of Management. He is a CFA charterholder.

•	Stephen A. Burlingame
Managing Director, U.S. Equities
Prior to joining TCW in 2000, Mr. Burlingame was an Equities Analyst at Brandywine Asset Management. He also worked as an Equities Analyst at Samuel James Limited. He currently serves as Co-Portfolio Manager for the Concentrated Core and Select Equities strategies. Mr. Burlingame graduated Cum Laude from Claremont McKenna College with a BA in Economics.

Atlanta Capital Management Company, LLC (“Atlanta”), 1349 West Peachtree Street, Suite 1600, Atlanta, Georgia, 30309, is one of two sub-advisors for the Large Cap Growth Fund. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $9.1 billion in assets under management as of August 31, 2004. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta manages its allocated portion of the Large Cap Growth Fund’s assets on a team basis. The team consists of the following individuals:

•	Daniel W. Boone, III, CFA,
Managing Partner and Member of the Executive Committee
Mr. Boone’s primary responsibilities are in equity portfolio management and as co-head of the equity management team. Mr. Boone joined Atlanta Capital in 1976. Prior to joining Atlanta Capital he was with the international firm of Lazard Freres in New York. His responsibilities included portfolio management of institutional funds and securities research. Prior to that he was an analyst with the Wellington Management Company in Philadelphia for the Windsor and Gemini mutual funds. Mr. Boone is a former U.S. Army officer. He is a graduate of Davidson College and holds an MBA degree from the Wharton School of the University of Pennsylvania where he graduated with distinction. Mr. Boone is a member of the Board of Governors of the Investment Counsel Association of America (ICAA), a past president of the Atlanta Society of Financial Analysts and is a Chartered Investment Counselor.

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•	William R. Hackney, III, CFA
Managing Partner and Member of the Executive Committee
Mr. Hackney’s responsibilities include equity portfolio management, co-head of the equity management team and oversight of operations and support. Mr. Hackney joined Atlanta Capital in 1995. Prior to joining Atlanta Capital, he was Senior Vice President and Chief Investment Officer of First Union Corporation’s Capital Management Group in Charlotte, North Carolina. In this capacity he supervised the investment management of over $20 billion in institutional and individual assets. Mr. Hackney is a graduate of The University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer during the Vietnam Era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

•	Marilyn Robinson Irvin, CFA
Senior Vice President and Principal
Ms. Irvin serves as a portfolio manager for the firm’s equity products and as an analyst with responsibilities in computer services. Ms. Irvin joined Atlanta Capital in 1989. Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia. Ms. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University. She is actively involved with the Association of Investment Management and Research. She is also a Certified Cash Manager.

•	Paul J. Marshall, CFA
Vice President and Principal
Mr. Marshall serves as Director of Research and as a member of the mid cap and large cap portfolio management teams. Prior to joining the firm in 2000, Mr. Marshall was a portfolio manager with Bank of America Capital Management and was responsible for co-managing the Nations Capital Growth Fund. He has also served as a portfolio manager for the Nations Value Fund and as an energy analyst supporting Value, Growth, Balanced, and Equity Income portfolios. Mr. Marshall is a graduate of Vanderbilt University where he earned a Bachelor of Science degree in Economics. Additionally, he obtained his Masters of Business Administration from the University of Notre Dame and holds a Chartered Financial Analyst designation. Mr. Marshall has served as an officer in the United States Army.

Large Cap Value Fund:
Brandes Investment Partners, LLC (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California, 92130, is a registered investment advisor founded in March 1974. As of June 30, 2004, Brandes’ assets under management totaled $85.7 billion. Brandes manages its allocated portion of the Large Cap Value Fund’s assets on a team basis. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for its allocated portion of the Large Cap Value Fund’s assets.

Davis Selected Advisers, L.P. (“Davis”), 2949 E. Elvira Road, Suite 101, Tucson, Arizona, 85706, Davis is an independent money management firm that specializes in Large Cap Value equities, catering to institutional and individual clients worldwide. With over $51 billion under management as of August 31, 2004, Davis applies its signature investment discipline of buying high-quality, growing businesses at value prices and holding them for the long-term. The firm looks for companies with sustainable growth rates selling at modest price multiples that have the potential to expand. This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund’s assets has been honed over 50 years and three generations of portfolio management.

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•	Christopher C. Davis
Portfolio Manager
Mr. Davis has over fifteen years experience in investment management and securities research. Mr. Davis joined Davis in 1989 after working as a securities analyst, and now directs the portfolio management of Davis’ large cap equity and financial stock portfolios along with Kenneth C. Feinberg. He received his MA degree from the University of St. Andrews in Scotland.

•	Kenneth C. Feinberg
Portfolio Manager
Mr. Feinberg is Portfolio Manager for all large cap value equity and financial stock portfolios at Davis. He joined Davis in 1994. Previously, he was a Vice President at the Continental Corporation and a capital and business analyst for the General Foods Corporation. Mr. Feinberg received his MBA degree from Columbia University and his BA degree from Johns Hopkins University.

Small/Mid Cap Growth Fund:
TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Small/Mid Cap Growth Fund. See the description above for more information about TCW.

TCW manages its allocated portion of the Small/Mid Cap Growth Fund’s assets on a team basis. The team consists of the following individuals:

•	Douglas S. Foreman, CFA
Group Managing Director, Chief Investment Officer-U.S. Equities, Chairman-Equity Policy Committee
Prior to joining TCW in 1994, Mr. Foreman spent eight years at Putnam Investments in Boston. At Putnam, he spent his last five years managing institutional accounts and mutual funds for clients. Previously, Mr. Foreman was an MIT faculty member, teaching celestial navigation and ship handling, and a Main Propulsion Assistant aboard the USS Merrill (D.D.-976). Mr. Foreman graduated with Distinction from the U.S. Naval Academy receiving a BS degree in Marine Engineering and an MBA degree from Harvard University. He is a Chartered Financial Analyst.

•	Christopher J. Ainley
Group Managing Director, U.S. Equities
Prior to joining TCW in 1994, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Previously, he was Vice President, Equity Research Analyst for J.P. Morgan Investment Management; Tax Supervisor for Coopers & Lybrand; and also served as Director of Programming for the New England Council, Inc. Mr. Ainley received a BA degree from Tufts University and an MBA degree from Harvard University.

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•	Husam H. Nazer
Managing Director, U.S. Equities
Mr. Nazer joined TCW Equities Research Department in 1995 where he made substantial contributions analyzing the health care and retail industries. In 2000, he joined the Small and Mid-Cap team as a dedicated Product Research Analyst and in 2004, he was promoted to co-portfolio manager of the TCW Mid Cap Growth Strategy. Mr. Nazer graduated with a BS degree in Biomedical Engineering from Boston University and earned an MBA degree at the University of Southern California.

•	R. Brendt Stallings, CFA
Managing Director, U.S. Equities
Prior to joining TCW in 1996, Mr. Stallings was an Equity Analyst with Chancellor LGT Asset Management (GT Global) in San Francisco. Before that, he was an Analyst in Andersen Consulting’s Strategic Services Division. Mr. Stallings holds a BA degree in Decision Analysis and Political Science from Stanford University and an MBA degree from the Amos Tuck School at Dartmouth College. He is a Chartered Financial Analyst.

•	Patrick T.A. Wong, CPA
Senior Vice President, U.S. Equities
Mr. Wong joined TCW in 2001 as an analyst, was promoted each year and in 2004, became Senior Vice President and was promoted to co-portfolio manager of the TCW Mid Cap Growth Strategy. From 2001 to 2002 he was a member of the Central Research Group focusing on Small and Mid-Cap companies. Prior to joining TCW, he was a Senior Equity Analyst at a San Francisco-based investment management firm and Merrill Lynch in New York. Mr. Wong holds a BS in Business Management from Boston College, an MS in Accounting and an MBA from the Graduate School of Professional Accounting at Northeastern University. He is a Certified Public Accountant.

Transamerica Investment Management, LLC (“Transamerica”), 1150 South Olive Street, Suite 2700 Los Angeles, California, 90015, has a 35-year history of delivering institutional investment management services. Transamerica’s investment strategy seeks to identify value-creating trends early, before they are recognized by the market in general. Transamerica is one of two sub-advisors for the Small/Mid Cap Growth Fund. In pursuit of capital growth, Transamerica’s small/mid growth portfolios invest in a relatively small number of first-in-class companies, as determined by the companies’ own strong fundamentals. Transamerica’s investment team has implemented this approach consistently for decades, in bull and bear markets. Transamerica had approximately $19 billion in assets under management as of August 31, 2004.

•	Christopher J. Bonavico
Vice President and Portfolio Manager
Mr. Bonavico is the primary Portfolio Manager for the Transamerica Premier Aggressive Growth Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a Research Analyst for Salomon Brothers. He joined Transamerica in 1993 and has served as a portfolio manager at Transamerica for his tenure with the firm. Mr. Bonavico received a BS from the University of Delaware and is a Chartered Financial Analyst.

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•	Kenneth F. Broad
Vice President and Portfolio Manager
Mr. Broad is the primary Portfolio Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. For the past five years he has served as a portfolio manager at Transamerica. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has 9 years of investment experience. Mr. Broad holds an MBA from the University of California at Los Angeles and received his BA from Colgate University. He is a Chartered Financial Analyst.

Small/Mid Cap Value Fund:
Cramer Rosenthal McGlynn, LLC (“CRM”), 520 Madison Avenue, 32nd Floor, New York, New York, 10022, a registered investment advisor since 1976, is one of two sub-advisors for the Small/Mid Cap Value Fund. CRM offers separate account management for small cap value equity, small/mid cap value equity, mid cap value equity and large cap value equity for both tax-exempt and taxable clients. CRM manages its allocated portion of Small/Mid Cap Value Fund’s assets on a team basis. There are 3 portfolio managers - Jay Abramson, Brendan Hartman and Adam Starr and 13 equity analysts that heavily contribute to the security selection process. Ron McGlynn oversees all departments at CRM. CRM had $5.3 billion in assets under management as of August 31, 2004.

•	Ronald H. McGlynn
Chief Executive Officer and President
Mr. McGlynn is a co-founder, the Chief Executive Officer and the President of CRM. Mr. McGlynn brings 30 years of investment experience to the firm. Prior to co-founding CRM in 1973, he was a portfolio manager and investment research analyst for Standard & Poor’s InterCapital, Chase Manhattan Bank and Oppenheimer. Mr. McGlynn earned a BA from Williams College and an MBA from Columbia University Business School. He serves on the Board of Directors at Winthrop University Hospital. Mr. McGlynn serves on CRM’s Strategic Planning Committee.

•	Jay B. Abramson
Executive Vice President and Director of Research
Mr. Abramson is an Executive Vice President and the Director of Research at CRM. Mr. Abramson has the overall responsibility for investment research. Prior to joining CRM in 1985, Mr. Abramson spent several years in public accounting and earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Mr. Abramson is a Trustee of Montefiore Medical Center. Mr. Abramson serves on CRM’s Strategic Planning Committee.

•	Adam L. Starr
Vice President
Mr. Starr joined CRM in 1999 and is a Vice President. Adam is responsible for portfolio management and research. Previously, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Prior to that, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a BA from Clark University and an MBA from Columbia University.

•	Brendan J. Hartman
Assistant Vice President
Mr. Hartman joined Cramer Rosenthal McGlynn in 2001 and is an Assistant Vice President. Mr. Hartman is responsible for portfolio management and research in the CRM investment group. Prior to joining CRM, Mr. Hartman was a research analyst at DLJ and Salomon Brothers. He earned a BA from Lehigh University and an MBA from New York University’s Stern School of Business.

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Ariel Capital Management, LLC (“Ariel”), 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value Fund. Ariel is a Chicago-based investment management firm specializing in undervalued small and medium-sized companies, with $18.4 billion in assets under management for individual and institutional clients as of August 31, 2004. The following individual leads the team responsible for managing Ariel’s allocated portion of the Small/Mid Cap Value Fund’s assets:

•	John W. Rogers, Jr.
Founder, Chairman and Chief Investment Officer
As the firm’s founder, Mr. Rogers has led Ariel since its inception in 1983 and has over 20 years of industry experience. Prior to founding Ariel, Mr. Rogers worked for 2 1/2 years for the investment banking firm of William Blair & Company.

International Equity Fund:
Clay Finlay, Inc. (“Clay Finlay”), 200 Park Avenue, New York, New York, 10166, a global equity management firm founded in 1982, is one of two sub-advisors for the International Equity Fund. The firm also has offices in London and Tokyo. An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments. Assets under management were in excess of $7.4 billion at August 31, 2004. Clay Finlay manages its allocated portion of the International Equity Fund’s assets on a team basis. The team consists of the following individuals:

•	Gregory M. Jones, CFA
Managing Director, Senior Portfolio Manager
Mr. Jones has been a Director, Senior Portfolio Manager and a member of the Investment Policy Committee since 1995. He has previous investment experience as a Portfolio Manager and Analyst with The Northern Trust Co. in Chicago, and Dean Witter Reynolds, and a Credit Analyst with Riggs National Bank. Mr. Jones has an MBA from the University of Chicago and a BA from Duke University. He joined the firm in 1995 and has 19 years of investment experience.

•	Carol L. Franklin
Managing Director, Senior Portfolio Manager
Ms. Franklin is a member of the Investment Policy Committee. She has previous investment experience as a Managing Director, Head of Global Equity Portfolio Selection Team at Deutsche Asset Management, Managing Director, Global Equity Group at Scudder Kemper Investments and Associate at Bank of America. Ms. Franklin has an MBA from Columbia University and a BA from Smith College. She joined the firm in 2004 and has 24 years of investment experience.

•	Robert C. Schletter, CFA
Director, Chief Investment Officer
Mr. Schletter has been a Director, Senior Portfolio Manager and a member of the Investment Policy Committee since 1984. He has previous investment experience as a Senior Vice President and Portfolio Manager at Morgan Guaranty. Mr. Schletter has an MBA from University of Virginia and a BS from Northwestern University. He joined the firm in 1984 and has 24 years of investment experience.

Oppenheimer Capital, LLC (“Oppenheimer Capital”), 1345 Avenue of the Americas, New York, New York 10105, was founded in 1969 and is the second sub-advisor for the International Equity Fund. Oppenheimer Capital is an indirect subsidiary of Allianz Dresdner Asset Management L.P. (“ADAM”), a registered investment adviser. Allianz AG, a German insurance company, is the majority owner of ADAM. Oppenheimer Capital provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. Oppenheimer Capital has been a leading innovator of value-style equity investment management since its inception in 1969. The firm has over $22.5 billion of assets under management as of August 31, 2004. The following individual leads the team responsible for managing Oppenheimer Capital’s allocated portion of the International Equity Fund’s assets:

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•	Elisa Mazen
Managing Director
Ms. Mazen, a Portfolio Manager/Analyst at Oppenheimer Capital, manages Oppenheimer Capital’s International Equity and Global Equity strategies. She also manages the 4-star Oppenheimer Quest International Value Fund and co-manages the PIMCO Variable Insurance Trust. In addition, she previously was executive vice president and manager for the Central European Value Fund, a NYSE-listed closed-end fund. Prior to joining the firm in 1994, Ms. Mazen was an international portfolio manager at Clemente Capital, with analyst responsibilities for the United States, Canada, Turkey, and Israel. She was also a vice president at Mitchell Hutchins Asset Management, where she served as a junk bond analyst. Ms. Mazen holds a BA in Economics from Rutgers University.

Real Estate Securities Fund:

Adelante Capital Management LLC (“Adelante”), 1995 University Avenue #225, Berkeley, California, 94704, is a sub-advisor for the Real Estate Securities Fund. Adelante, which was formerly known as Lend Lease Rosen Real Estate Securities LLC, is a dedicated real estate securities investment manager with $3.2 billion in assets under management as of August 31, 2004. The firm is focused on providing institutional and high net-worth investors with a sophisticated, research-driven approach to investment in real estate securities. Adelante manages its allocated portion of the Real Estate Securities Fund’s assets on a team basis under the guidance of Michael Torres. The team consists of the following individuals:

•	Michael A. Torres
Chief Executive Officer
Mr. Torres joined Adelante in February of 1995. Mr. Torres is a portfolio manager. He is also Chairman of the Board of Directors of Lend Lease Funds. Mr. Torres has 17 years of real estate and securities research experience. Prior to joining Adelante, he was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management. Mr. Torres holds a BA in Architecture and an MBA from the University of California, Berkeley.

•	Greg Prophet
Vice President and Research Analyst
Mr. Prophet has been Vice President of Adelante and a Research Analyst since June 1996. Prior to that, he worked as a research analyst with Rosen Consulting Group beginning in 1994. He holds a BA and an MBA from the University of California.

•	Robert S. Promisel
Vice President and Research Analyst
Mr. Promisel has been a Vice President of Adelante since September 2001. Prior to joining Adelante, he served as a REIT Analyst at European Investors from 1997 to 2001. He was a Research Manager at AEW Capital Management from 1995 to 1997 and worked as a Research Analyst at RREEF from 1993 to 1995. He holds a MS in Urban Planning from Columbia University and a BA in Economic and in Geography from Johns Hopkins University.

•	Jeung S. Hyun
Vice President and Research Analyst
Mr. Hyun has been a Vice President of Adelante since July 2003. Prior to joining Adelante, he was a Vice President at Morgan Stanley Investment Management where he performed securities analysis for its institutional real estate fund. From 1997 to 2000 he was an Associate at Capital Trust, Inc., a specialty finance real estate company, and from 1996 to 1997 he was an Analyst at Jones Lang Wootton Realty Advisors where he worked on the asset management of a private REIT portfolio comprised of twenty-six regional malls. He holds a BA in Government and an MA in Architecture from Harvard University.

AEW Capital Management, L.P. (“AEW”), World Trade Center East, Two Seaport Lane, Boston, Massachusetts, 02210, became the second sub-advisor to the Real Estate Securities Fund in August 2004. AEW is a real estate investment advisory firm, providing investment management services to institutions and other investors in commercial properties and portfolios. As of August 31, 2004, AEW manages approximately $9 billion in client capital invested in approximately $14.4 billion of real estate including $5 billion in real estate equity securities. AEW’s clients include many of the leading U.S. private and public retirement programs, foundations, endowments and Taft-Hartley plans, as well as international and private investors. AEW employs 205 people, operating from offices in Boston, Los Angeles, and Washington, D.C. The firm is an autonomous, wholly owned subsidiary of CDC IXIS Asset Management North America.

In constructing and managing real estate equity securities portfolios, AEW employs a value-oriented investment philosophy. The AEW real estate securities team includes ten dedicated professionals, led by the following individuals:

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•	Matthew A. Troxell, CFA
REIT Portfolio Manager
Matthew A. Troxell is a Senior Portfolio Manager with responsibility for the construction and management of all the firm’s publicly traded real estate equities portfolios, which currently aggregate approximately $5 billion. He has over 20 years of experience in the management and analysis of real estate investments. Prior to joining AEW in 1994, Mr. Troxell was Vice President and Assistant to the President of Landmark Land Company, Inc., where he managed investments, conducted capital markets activities, and performed financial analyses for all of the financial institutions and real estate subsidiaries owned by Landmark. Previous to that, he was a Security Analyst in the Equity Research Department at A.G. Becker Paribas, an international investment bank in New York, where he covered financial services companies. A member of the National Association of Real Estate Investment Trusts (NAREIT) and the Real Estate Finance Association of Boston, Mr. Troxell holds the designation of Chartered Financial Analyst and is a graduate of Tufts University (BA).

•	Jeffrey P. Caira
Assistant Portfolio Manager/Equity Analyst
Jeffrey P. Caira is an Assistant Portfolio Manager/Equity Analyst in the firm’s real estate securities group, responsible for covering the apartment and hotel sectors of AEW’s REIT stock universe. Mr. Caira joined AEW’s REIT group in August 2003 from his position as Portfolio Manager/Senior Analyst with Pioneer Investment Management, Inc., where he managed a real estate securities mutual fund and was responsible for conducting financial analyses on real estate companies. Prior to that, he served as a Senior Equity Research Analyst at RBC Dain Rauscher, Inc. covering the real estate sector with a focus on equity REITs. A member of the National Association of Real Estate Investment Trusts (NAREIT) and a licensed real estate broker, Mr. Caira is a graduate of the University of Notre Dame (BA) and Northwestern University (MBA). He is also a registered securities representative (NASD Series 7).

•	J. Hall Jones, Jr., CFA
Assistant Portfolio Manager/Equity Analyst
J. Hall Jones, Jr. is an Assistant Portfolio Manager/Equity Analyst in the firm’s real estate securities group. He is responsible for covering the regional mall, shopping center, outlet center and specialty retail sectors of AEW’s REIT stock universe. Mr. Jones joined AEW in 1999 from his position as a Real Estate Equity Analyst at First Union Capital Markets where he was responsible for preparing various financial analyses and earnings projections on real estate companies. Prior to that, he was a Registration Examiner for the Securities Division of the State Corporation Commission (Virginia) where he was responsible for examining broker-dealer, investment advisor and agent/representative registration applications. Mr. Jones is a graduate of James Madison University (BA) and the College of William and Mary (MBA). He also holds the Chartered Financial Analyst designation.

•	Roman Ranocha, CFA
Assistant Portfolio Manager/Equity Analyst
Roman Ranocha is an Assistant Portfolio Manager/Equity Analyst in the firm’s real estate securities group, responsible for covering the office and industrial sectors of AEW’s REIT stock universe. Roman joined AEW’s REIT group in July 2000 from his position as Associate Director of Research/Portfolio Manager with Alliance Capital Management, where he managed a portfolio of equity REITs and participated in developing new products. Before joining Alliance, he served as a Real Estate Securities Analyst for Liquidity Financial Group, acting as the primary analyst for a $70 million portfolio in public and private real estate limited partnerships and REITs. Mr. Ranocha attended Prague University of Economics, Prague, Czech Republic and Menlo College, Atherton, California (BA in Business Administration). He holds the Chartered Financial Analyst designation.

Tax-Exempt Fixed Income Fund:
Weiss, Peck & Greer LLC (“Weiss”), One New York Plaza, 30th Floor, New York, New York 10004-1950, a federally-registered investment advisor since 1970, is the sub-advisor for the Tax-Exempt Fixed Income Fund. Weiss manages individual accounts, mutual funds, and institutional accounts. Weiss is a U.S. subsidiary of Robeco Group, a leading European asset management company, with existing U.S. management and investment teams remaining in place. The Robeco Group is owned by Rabobank, the only commercial bank in the world rated triple-A by all four of the major rating agencies. As of August 31, 2004, the firm managed $20 billion in assets in a number of traditional and alternative strategies. The following individuals manage Weiss’s allocated portion of the Tax-Exempt Fixed Income Fund’s assets:

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•	S. Blake Miller, CFA
Managing Director, Senior Portfolio Manager and Trader
Mr. Miller joined Weiss in 1988 when the firm acquired Ehrlich Bober Advisors, Inc., where he was a portfolio assistant and research analyst. Mr. Miller holds a BS from the McIntire School of Commerce of the University of Virginia.

•	Peter Moukios
Vice President, Portfolio Manager and Research Analyst
Since joining Weiss in 1987, Peter Moukios has worked as Senior Account Administrator and later as Money Market Specialist before moving to his present position in 1996. Previously, he worked for three years at Manufacturers Hanover Trust as Supervisor of Broker Custody. Mr. Moukios is a member of the Municipal Analysts Group of New York and holds a BS in Management from St. John’s University.

•	James L. Iselin
Principal, Portfolio Manager
Mr. Iselin joined Weiss in 1993. He became a portfolio manager after working two years as a portfolio assistant and research analyst. Mr. Iselin holds a BA in Philosophy from Denison University.

Core Plus Fixed Income Fund:
Goldman Sachs Asset Management, L.P., (“GSAM”), 32 Old Slip, 23rd Floor, New York, NY, 10005, is a sub-advisor to the Core Plus Fixed Income Fund as of August 2004. GSAM (or its predecessor) has been registered with the U.S. Securities and Exchange Commission as an investment adviser since 1990, and is an affiliate of Goldman, Sachs & Co. As of June 30, 2004, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $406 billion. The following individuals manage GSAM’s allocated portion of the Core Plus Fixed Income Fund’s assets:

•	Jonathan A. Beinner
Managing Director; Chief Investment Officer- Co-Head of Global Cash and Fixed Income Portfolio Management
Mr. Beinner is the Chief Investment Officer and Co-Head of U.S. and Global Fixed Income at GSAM. Mr. Beinner joined GSAM in 1990, and is responsible for GSAM’s $100 billion in money market assets. Mr. Beinner holds two BS degrees from the University of Pennsylvania.

•	Thomas J. Kenny, CFA
Managing Director; Chief Investment Officer- Co-Head of Global Cash and Fixed Income Portfolio Management
Mr. Kenny is Co-Head of GSAM’s Global Cash and Fixed Income Portfolio team. Prior to taking on this role, he was the Head of the Municipal Bond Portfolio Management team that is responsible for over $10 billion in assets across multiple investment strategies. Mr. Kenny joined GSAM in 1999 after spending over thirteen years with the Franklin Templeton Group of Funds where, most recently, he was Executive Vice President and the Director of the Municipal Bond Department, responsible for the portfolio management and credit research efforts for 38 tax-exempt portfolios with assets under management in excess of $50 billion. Mr. Kenny has served in a number of leadership positions for various industry groups and was, most recently, the Vice Chairman of the Municipal Securities Rulemaking Board. Mr. Kenny received a BA in Business Economics from the University of California, Santa Barbara, and an MS in Finance from Golden Gate University in San Francisco.

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•	James B. Clark
Managing Director; Co-Head of U.S. Fixed Income
Mr. Clark is a Senior Portfolio Manager and Co-Head of the U.S. Fixed Income Group. Prior to that he headed the portfolio management group specializing in mortgage-backed and asset-backed securities. Mr. Clark joined GSAM in 1994 after working as an investment manager at the Travelers Insurance Co. Prior to that, Mr. Clark worked as a quantitative analyst in the economic research department of the Federal Reserve Bank in Boston. Mr. Clark earned a BA from Kenyon College and an MBA from the University of Chicago.

•	Christopher Sullivan
Managing Director; Co-Head of U.S. Fixed Income
Mr. Sullivan is a Senior Portfolio Manager and Co-Head of the U.S. Fixed Income Group. As a member of the Investment Strategy Team, he contributes to overall portfolio strategy and portfolio construction. Additionally, he is responsible for communicating GSAM’s portfolio views with clients and for overall development of new fixed income products for the U.S. client base. Mr. Sullivan joined GSAM in 2001 from Pacific Investment Management (PIMCO) where he had been a senior member of their account management team since 1997. Previously, he had been associated with Hawaiian Trust Company as an equity portfolio manager and prior to that at Dimensional Fund Advisors as a fixed income portfolio manager. Mr. Sullivan began his investment career at Dimensional in 1988. He earned a M.A. from the University of California at Los Angeles, and a BA from the University in Chicago.

•	Andrew F. Wilson
Managing Director; Co-Head of Global Fixed Income and Currency Management - London
Mr. Wilson joined GSAM in 1995 and is responsible for global fixed income management. Prior to joining GSAM, Mr. Wilson spent three years managing multi-currency fixed income portfolios at Rothschild Asset Management. Mr. Wilson previously spent three years at the reserve bank of New Zealand including two years on secondment to the Bank of England’s Foreign Investment Unit. Mr. Wilson received his MA from the University of Canterbury, New Zealand.

•	Philip Moffitt
Managing Director; Senior Currency Portfolio Manager and Co-Head of Global Fixed Income & Currency Management - London
Mr. Moffitt joined GSAM in 1999 and is head of currency management and co-head of Global Fixed Income and Currency. Prior to joining GSAM he worked for three years as a proprietary trader for Tokai Asia Ltd. in Hong Kong. Before that, Mr. Moffitt spent ten years with Bankers Trust Asset Management in Australia, where he was a Managing Director responsible for all active global fixed income funds as well as a member of Asset Allocation Committee. Mr. Moffitt also spent one year as a Cadet Economist with the Reserve Bank of Australia. Mr. Moffitt holds a BEc with Honours from the University of Sydney, and an ASIA.

•	James R. Cielinski, CFA
Managing Director; Head of Global Credit Strategy - London
Mr. Cielinski joined GSAM in 1998 as a corporate bond portfolio manager. Prior to joining GSAM, Mr. Cielinski was a manager of the Fixed Income Group with the Utah Retirement System in Salt Lake City, Utah for five years. Before joining the State of Utah, Mr. Cielinski spent six years with Brown Brothers Harriman in New York as a fixed income portfolio manager specializing in corporate debt, and two years at First Security Investment Management as Investment Officer. Mr. Cielinski received a BSc from the University of Utah and an MBA from New York University.

•	Thomas D. Teles
Managing Director; Head of Mortgage-backed Securities
Mr. Teles is a member of the GSAM fixed income portfolio management team and serves as the head of mortgage-backed securities team. Mr. Teles joined GSAM in 2000 after working as both a mortgage trader and in the research department at Goldman, Sachs & Co. for three years. Prior to that, Mr. Teles worked as an investment manager at the Travelers Insurance Co. Mr. Teles received a BA from the University of Maryland and an MBA from the University of Chicago.

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Western Asset Management Company (“Western”), 385 East Colorado Boulevard, Pasadena, CA, 91101, is a sub-advisor to the Core Plus Fixed Income Fund. Western is a wholly owned subsidiary of Legg Mason, Inc., an NYSE-listed, diversified financial services company based in Baltimore, Maryland. Western's sole business is managing fixed-income portfolios for large institutional clients, an activity it has pursued for over 30 years. From its offices in Pasadena, London, and Singapore, Western's 431 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. Total assets under management by Western were approximately $127.2 billion as of June 30, 2004. The following individuals manage Western’s allocated portion of the Core Plus Fixed Income Fund’s assets:

•	S. Kenneth Leech
Chief Investment Officer
Mr. Leech joined Western in 1990 and is Chief Investment Officer. Prior to joining Western, Mr. Leech was a Portfolio Manager with Greenwich Capital Markets from 1988 to 1990; The First Boston Corporation from 1980 to 1988; and the National Bank of Detroit from 1977 to 1980. Mr. Leech holds MBA, BS and BA degrees from the Wharton School of the University of Pennsylvania.

•	Edward A. Moody
Portfolio Manager
Mr. Moody joined Western in 1985 and is a Portfolio Manager. Prior to joining Western, Mr. Moody worked as a portfolio manager at the National Bank of Detroit from 1976 to 1985. Mr. Moody holds a degree from Northern Michigan University.

•	Stephen A. Walsh
Deputy Chief Investment Officer
Mr. Walsh joined Western in 1991 and is Deputy Chief Investment Officer. Prior to joining Western, Mr. Walsh was a Portfolio Manager at Security Pacific Investment Managers from 1989 to 1991. Prior to that, Mr. Walsh was a Portfolio Manager at Atlantic Richfield Company from 1981 to 1988. Mr. Walsh holds a BA degree from the University of Colorado at Boulder.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (NAV), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business. The Fund is generally open on days that the New York Stock Exchange is open for trading. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s securities are generally valued each day at their current market value. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund are traded may be open on days that the Fund does not calculate its NAV and thus the value of a Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Trust’s Board of Trustees.

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PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC, the Funds’ Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption, and exchange orders for Fund shares. These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Funds’ Anti-Money Laundering Program. As requested by your financial intermediary, you should supply your full name, date of birth, social security and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts. The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares. Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting their financial institution or intermediary. The financial institution or intermediary will contact the Funds’ transfer agent to complete the exchange. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice. Exchanges are generally made only between identically registered accounts. Any exchange involving a change in ownership will require a written request with signature(s) guaranteed. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

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MARKET TIMING POLICY
Frequent trading or market timing of Fund shares could harm the Funds and their long-term investors. In an effort to protect shareholders and reduce the possibility of harmful market timing activity, the Funds monitor trading patterns, and reserve the right to take appropriate action as deemed necessary including, but not limited to, refusing to accept purchase orders. The Funds also work with intermediaries that sell or facilitate the sale of Fund shares to identify abusive trading practices in omnibus accounts. Under no circumstances will the Funds, the Advisor or distributor enter into any agreements with any investor or investment advisor to encourage or facilitate market timing in the Funds. Although the Funds take steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Capital Corporation, an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, is the distributor for the shares of each of the Funds. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as sub-distributor to each of the Funds. Both AssetMark Capital Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders. Each Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts may be paid out under the Funds’ 12b-1 Distribution Plan to brokers, dealers, advisers and others. For example, Rule 12b-1 fees are paid to mutual fund supermarkets that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Investment Services program through which the Funds are primarily distributed. AssetMark (and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the program.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, 19103, serves as legal counsel to the Trust. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, has been selected as the Independent Registered Public Accounting Firm for the Funds.

Custodian, Transfer Agent, Fund Administrator, Fund Accountant and Shareholder Servicing Agents
U.S. Bank, N.A. serves as Custodian for each Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bancorp Fund Services, LLC, serves as each Fund’s Administrator, Transfer Agent and Fund Accountant. In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

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DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund pays its shareholders dividends from the Fund’s net investment income and distributes any net capital gains the Fund has realized. All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund, declare and pay dividends at least annually. The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund declare and pay dividends at least quarterly. Capital gains, if any, are distributed at least once a year.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund unless you provide the financial institution or intermediary with a written request to receive your payments in cash. Dividends paid in cash or additional shares are treated the same for tax purposes.

Every January, you will receive a statement from the financial institution or intermediary that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Taxes
In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends paid to you by a Fund (other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund) may be qualified dividends eligible for taxation at long-term capital gain rates. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

By law, the financial institution or intermediary must withhold a portion of your taxable distributions and sales proceeds unless you:

▪	provide your correct social security or taxpayer identification number,
▪	certify that this number is correct,
▪	certify that you are not subject to backup withholding, and
▪	certify that you are a U.S. person (including a U.S. resident alien).

The financial institution or intermediary also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AssetMark Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. For investors in the International Equity Fund, any foreign taxes paid by such Fund on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

Additional Information - Tax-Exempt Fixed Income Fund

The Tax-Exempt Fixed Income Fund’s distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax.

46

The Tax-Exempt Fixed Income Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. The Tax-Exempt Fixed Income Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. Distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Tax-Exempt Fixed Income Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Tax-Exempt Fixed Income Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

CONVERSION TO MASTER/FEEDER FUND STRUCTURE
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund. There is no current intention to convert the Funds to a Master/Feeder Fund structure.

47

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for a Fund’s shares for the period from June 29, 2001 (commencement of operations) through the fiscal year ended June 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.

	Large Cap Growth Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$7.59	$7.28	$10.00

Income from investment operations:
Net investment income/(loss)	(0.04)	-	(0.04)
Net realized and unrealized gains/(losses) on investments	1.61	0.31	(2.68)
Total from investment operations	1.57	0.31	(2.72)

Less distributions:
Dividends from net investment income	-	-	-
Dividends from net realized gains	-	-	-
Total distributions	-	-	-

Net asset value, end of year	$9.16	$7.59	$7.28

Total return	20.69%	4.26%	-27.20%

Supplemental data and ratios:
Net assets, end of year	$344,452,770	$118,363,326	$49,664,714

Ratio of expenses to average net assets
Before Expense Reimbursement, including Recapture	1.51%	1.63%	1.75%
After Expense Reimbursement/Recapture	1.49%	1.49%	1.49%

Ratio of net investment income/(loss) to average net assets
Before Expense Reimbursement, including Recapture	-0.83%	-0.84%	-1.19%
After Expense Reimbursement/Recapture	-0.81%	-0.70%	-0.93%

Portfolio turnover rate	24.66%	30.47%	82.84%

48

	Large Cap Value Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$8.78	$9.20	$10.00

Income from investment operations:
Net investment income	0.05	0.06	0.05
Net realized and unrealized income/(losses) on investments	2.15	(0.43)	(0.82)
Total from investment operations	2.20	(0.37)	(0.77)

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.03)
Dividends from net realized gains	-	(0.01)	-
Total distributions	(0.02)	(0.05)	(0.03)

Net asset value, end of year	$10.96	$8.78	$9.20

Total return	25.12%	-3.89%	-7.76%

Supplemental data and ratios:
Net assets, end of year	$340,186,439	$117,847,247	$53,317,327

Ratio of expenses to average net assets
Before Expense Reimbursement, including Recapture	1.51%	1.61%	1.78%
After Expense Reimbursement/Recapture	1.49%	1.49%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including Recapture	0.47%	0.56%	0.28%
After Expense Reimbursement/Recapture	0.49%	0.68%	0.57%

Portfolio turnover rate	26.27%	49.79%	94.61%

49

	Small/Mid Cap Growth Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$7.64	$7.20	$10.00

Income from investment operations:
Net investment income/(loss)	(0.06)	-	(0.06)
Net realized and unrealized gains/(losses) on investments	1.91	0.44	(2.74)
Total from investment operations	1.85	0.44	(2.80)

Less distributions:
Dividends from net investment income	-	-	-
Dividends from net realized gains	-	-	-
Total distributions	-	-	-

Net asset value, end of year	$9.49	$7.64	$7.20

Total return	24.21%	6.11%	-28.00%

Supplemental data and ratios:
Net assets, end of year	$87,189,588	$31,520,846	$12,917,171

Ratio of expenses to average net assets
Before Expense Reimbursement, including Recapture	1.61%	2.01%	2.30%
After Expense Reimbursement/Recapture	1.57%	1.59%	1.59%

Ratio of net investment income (loss) to average net assets
Before Expense Reimbursement, including Recapture	-0.97%	-1.78%	-2.01%
After Expense Reimbursement/Recapture	-0.93%	-1.36%	-1.30%

Portfolio turnover rate	56.19%	19.02%	51.57%

50

	Small/Mid Cap Value Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$10.13	$10.15	$10.00

Income from investment operations:
Net investment income/(loss)	(0.04)	-	(0.02)
Net realized and unrealized gains/(losses) on investments	2.84	(0.02)	0.17
Total from investment operations	2.80	(0.02)	0.15

Less distributions:
Dividends from net investment income	-	-	-
Dividends from net realized gains	-	-	-
Total distributions	-	-	-

Net asset value, end of year	$12.93	$10.13	$10.15

Total return	27.64%	-0.20%	1.50%

Supplemental data and ratios:
Net assets, end of year	$98,948,678	$29,703,370	$13,311,184

Ratio of expenses to average net assets
Before Expense Reimbursement, including Recapture	1.66%	2.20%	2.40%
After Expense Reimbursement	1.56%	1.59%	1.59%

Ratio of net investment income /(loss) to average net assets
Before Expense Reimbursement, including Recapture	-0.53%	-0.97%	-1.14%
After Expense Reimbursement	-0.43%	-0.36%	-0.33%

Portfolio turnover rate	82.83%	64.32%	84.19%

51

	International Equity Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$8.22	$8.96	$10.00

Income from investment operations:
Net investment income	0.08	0.09	0.03
Net realized and unrealized gains/(losses) on investments	2.17	(0.80)	(1.07)
Total from investment operations	2.25	(0.71)	(1.04)

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	-
Dividends from net realized gains	-	-	-
Total distributions	(0.04)	(0.03)	-

Net asset value, end of year	$10.43	$8.22	$8.96

Total return	27.40%	-7.92%	-10.40%

Supplemental data and ratios:
Net assets, end of year	$261,777,374	$76,915,396	$57,301,398

Ratio of expenses to average net assets
Before Expense Reimbursement, including Recapture	1.53%	1.61%	1.71%
After Expense Reimbursement/Recapture	1.47%	1.59%	1.59%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including Recapture	0.56%	0.97%	0.36%
After Expense Reimbursement/Recapture	0.62%	0.99%	0.48%

Portfolio turnover rate	60.74%	148.87%	76.83%

52

	Real Estate Securities Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$11.27	$11.18	$10.00

Income from investment operations:
Net investment income	0.56	0.56	0.46
Net realized and unrealized gains/(losses) on investments	2.15	(0.06)	0.97
Total from investment operations	2.71	0.50	1.43

Less distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.25)
Dividends from net realized gains	-	(0.08)	-
Total distributions	(0.32)	(0.41)	(0.25)

Net asset value, end of year	$13.66	$11.27	$11.18

Total return	24.24%	4.87%	14.60%

Supplemental data and ratios:
Net assets, end of year	$79,795,852	$26,188,608	$14,186,721

Ratio of expenses to average net assets
Before Expense Reimbursement	1.56%	2.02%	2.28%
After Expense Reimbursement	1.49%	1.49%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement	4.14%	4.61%	4.36%
After Expense Reimbursement	4.20%	5.14%	5.15%

Portfolio turnover rate	24.30%	28.71%	68.04%

53

	Tax-Exempt Fixed Income Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$11.05	$10.46	$10.00

Income from investment operations:
Net investment income	0.17	0.22	0.18
Net realized and unrealized gains/(losses) on investments	(0.28)	0.59	0.46
Total from investment operations	(0.11)	0.81	0.64

Less distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.18)
Dividends from net realized gains	(0.02)	-	-
Total distributions	(0.19)	(0.22)	(0.18)

Net asset value, end of year	$10.75	$11.05	$10.46

Total return	-1.01%	7.78%	6.47%

Supplemental data and ratios:
Net assets, end of year	$80,301,556	$26,100,100	$14,088,545

Ratio of expenses to average net assets
Before Expense Reimbursement	1.41%	1.82%	2.28%
After Expense Reimbursement	1.29%	1.29%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement	1.65%	1.66%	1.42%
After Expense Reimbursement	1.77%	2.19%	2.41%

Portfolio turnover rate	18.90%	19.18%	11.02%

54

	Core Plus Fixed Income Fund
	Year ended	Year ended	Year ended
	June 30, 2004	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the period and selected information for the period are as follows:

Net asset value, beginning of year	$10.71	$10.15	$10.00

Income from investment operations:
Net investment income	0.36	0.48	0.45
Net realized and unrealized gains/(losses) on investments	(0.34)	0.56	0.15
Total from investment operations	0.02	1.04	0.60

Less distributions:
Dividends from net investment income	(0.35)	(0.48)	(0.45)
Dividends from net realized gains	-	-	-
Total distributions	(0.35)	(0.48)	(0.45)

Net asset value, end of year	$10.38	$10.71	$10.15

Total return	0.21%	10.47%	6.03%

Supplemental data and ratios:
Net assets, end of year	$284,788,044	$110,280,032	$52,817,274

Ratio of expenses to average net assets
Before Expense Reimbursement, including Recapture	1.29%	1.41%	1.62%
After Expense Reimbursement/Recapture	1.29%	1.29%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement, including Recapture	3.71%	4.69%	5.04%
After Expense Reimbursement/Recapture	3.71%	4.81%	5.37%

Portfolio turnover rate	11.82%	52.99%	39.01%

55

AssetMark Funds®

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund

Investment Advisor	AssetMark Investment Services, Inc. 2300 Contra Costa Blvd., Suite 425 Pleasant Hill, CA 94523
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 333 Market Street San Francisco, CA 94105

Transfer Agent, Fund Accountant, and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202
Distributor	AssetMark Capital Corporation 2300 Contra Costa Blvd., Suite 425 Pleasant Hill, CA 94523

56

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (SAI) dated October 31, 2004
The SAI of the Funds provides more details about each Fund’s policies and management. The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the prospectus of AssetMark Funds® or to request additional information about AssetMark Funds®, please contact us.

By Telephone:
(888) 278-5809

By Mail:
AssetMark Funds®

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

SEC:
You may review and obtain copies of AssetMark Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-10267

57

ASSETMARK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2004

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund

This Statement of Additional Information ("SAI") provides general information about each of the series (individually, a "Fund" and collectively, the "Funds") of AssetMark Funds. This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus dated October 31, 2004, as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.

The Funds’ financial statements for the fiscal year ended June 30, 2004 are incorporated herein by reference to the Funds’ Annual Report dated June 30, 2004. A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown below.

AssetMark Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Phone: (888) 278-5809

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT ASSETMARK FUNDS	3
DESCRIPTION OF THE FUNDS	3
INVESTMENT RESTRICTIONS	4
INVESTMENT POLICIES AND ASSOCIATED RISKS	5
TEMPORARY INVESTMENTS	31
MANAGEMENT OF THE FUNDS	32
INVESTMENT ADVISOR AND SUB-ADVISORS	39
DISTRIBUTION AND SHAREHOLDER SERVICING	47
SERVICE PROVIDERS	49
ANTI-MONEY LAUNDERING PROGRAM	50
CODES OF ETHICS	50
PROXY VOTING GUIDELINES	51
VALUATION OF SHARES	92
PURCHASE AND REDEMPTION OF SHARES	93
PORTFOLIO TRANSACTIONS	94
TAXES	97
PERFORMANCE INFORMATION	101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101
LEGAL COUNSEL	101
FINANCIAL STATEMENTS	102
APPENDIX	102

General Information about AssetMark Funds

AssetMark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on January 2, 2001. The Declaration of Trust permits the Trust to offer separate series (the "Funds") of units of beneficial interest and separate classes. The Funds are the first of several series that may be formed by the Trust and each currently consists of a single class of shares of beneficial interest. The Trust may establish additional series of the Trust at any time. The Funds each have their own investment objectives and policies. AssetMark Investment Services, Inc. serves as the investment advisor to the Funds (the "Advisor").

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders.

Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by, or under the direction of, the Trustees, in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Description of the Funds

The AssetMark Large Cap Growth Fund (the "Large Cap Growth Fund"), AssetMark Large Cap Value Fund (the "Large Cap Value Fund"), AssetMark Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund"), AssetMark Small/Mid Cap Value Fund (the "Small/Mid Cap Value Fund") and the AssetMark International Equity Fund (the "International Equity Fund") are each a non-diversified fund whose fundamental investment objective is capital appreciation over the long term. The AssetMark Real Estate Securities Fund (the "Real Estate Securities Fund") is a non-diversified fund whose fundamental investment objective is capital appreciation over the long term and current income is a secondary objective. The AssetMark Tax-Exempt Fixed Income Fund (the "Tax-Exempt Fixed Income Fund") is a non-diversified fund with a fundamental investment objective of current income exempt from federal income tax by investing at least 80% of its assets in municipal securities the income from which is exempt from federal income tax and not subject to the alternative minimum tax. The AssetMark Core Plus Fixed Income Fund (the "Core Plus Fixed Income Fund") is a non-diversified fund with a fundamental investment objective of providing current income consistent with a low volatility of principal. The Core Plus Fixed Income Fund will also seek capital appreciation. The Fund’s fundamental objectives may not be changed without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the prospectus or hereafter are non-fundamental, which means that they may be changed by action of the Board of Trustees, without shareholder approval.

B-3

Investment Restrictions

Each of the Funds has adopted and is subject to the following fundamental investment restrictions. These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities. As used in this SAI, "a majority of a Fund’s outstanding voting securities" means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The percentage limitations referred to in these restrictions apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

1.	No Fund will act as underwriter for securities of other issuers except as they may be deemed an underwriter in selling a portfolio security.

2.	No Fund will make loans if, as a result, the amount of a Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its portfolio securities and (iv) loan money to other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

3.	No Fund will purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities; and (ii) the Real Estate Securities Fund’s investment in real estate securities. The Real Estate Securities Fund will invest at least 25% of its total assets in securities of companies in the real estate industry.

4.	No Fund will borrow money in an amount exceeding the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, provided that (i) investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets or maintain a margin account to facilitate the settlement of securities transactions are not considered borrowings for the purposes of this limitation and (ii) each Fund may borrow money from other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

5.	No Fund will issue senior securities to the Funds’ presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

B-4

6.	No Fund will purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Investment Policies and Associated Risks

The following paragraphs provide more detail regarding the Funds’ investment policies and their associated risks identified in the Funds’ Prospectus. Unless otherwise noted, these policies pertain to all of the Funds and are not fundamental and may be changed by the Board of Trustees of the Funds. Each Fund is permitted to hold securities and engage in various strategies as described hereafter, but none are obligated to do so, except as otherwise noted.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Debt Securities" below.

Debt Securities

The Funds may invest in debt securities, including those convertible into common stocks. Debt securities purchased by each Fund will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by Standard and Poor’s ("S&P"), or Baa or higher by Moody’s Investors Services ("Moody’s") or determined to be of comparable quality by a Fund’s Advisor or sub-advisor if the security is unrated. Convertible debt obligations will be rated A or higher by S&P or A or higher by Moody’s or determined to be of comparable quality by a Fund’s Advisor or sub-advisor if the security is unrated. Bonds in the lowest investment grade category (BBB by S&P or Baa by Moody’s) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Core Plus Fixed Income Fund may invest up to 20% of its total assets in high yield debt securities or "junk bonds," which are securities rated BB or below by S&P or Ba or below by Moody’s ("lower-rated securities"). Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

B-5

The high yields from lower-rated securities may compensate for the higher default rates on such securities. However, there can be no assurance that high yields will offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile and a Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected. See "Appendix" to this Statement of Additional Information for a description of debt security ratings.

The ratings of S&P’s, Moody’s and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor or respective sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Funds are authorized to seek to achieve their investment objective by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objectives and policies as the Fund.

B-6

The Funds’ methods of operation and shareholder services would not be materially affected by their investment in other investment companies ("Master Portfolios") having substantially the same investment objective and policies as the corresponding Funds, except that the assets of the Funds may be managed as part of a larger pool. If the Funds invested all of their assets in corresponding Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers. The Funds would otherwise continue their normal operation. The Board of Trustees would retain the right to withdraw any Fund’s investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Funds to a Master/Feeder Fund Structure. The Board of Trustees has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board of Trustees determines that such a conversion is in the best interest of the Funds’ shareholders. If the Board of Trustees so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure. Further, the Funds’ Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Funds’ conversion and their shareholders would be notified.

Non-Diversification of Investments

Each Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much a Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code, as amended ("Code"), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of each Fund’s total assets. In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of each Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Sector Focus

The Large Cap Value Fund and the Small/Mid Cap Value Fund may, from time to time, invest a greater amount of their assets in certain market sectors such as financial services and basic industries than in other market sectors. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, both of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors perceive securities of issuers in other sectors to offer greater opportunities for faster growth. The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may invest a greater amount of their assets in market sectors such as technology and health care than in other market sectors. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are also subject to risks related to legislative and regulatory action which may affect profitability of companies in that sector. The International Equity Fund may also invest a greater amount of its assets in certain market sectors, such as telecommunications, technology, consumer goods, financial services or basic industries. Besides the risks described above concerning investing in companies in the technology, financial services and basic industries sectors, to the extent that the International Equity Fund invests in companies in the telecommunications and consumer goods sectors, it will be subject to the risks associated with those market sectors. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. Companies in the consumer goods sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

B-7

Real Estate Industry Concentration

The Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of companies in the real estate industry. The concentration of the Real Estate Securities Fund’s investments in the real estate industry will subject the Real Estate Securities Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry and thus may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund’s strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities, to the extent permitted by the 1940 Act. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities Lending

Each of the Funds may lend its portfolio securities to unaffiliated broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards stated below under "Temporary Investments," or any combination thereof. The aggregate market value of securities loaned by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed to be of good standing and when the income to be earned from the loan justifies the attendant risks.

B-8

When a Fund lends its securi-ties, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Board of Trustees, with the assistance of the Advisor, sub-advisors and/or pricing services, will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Foreign Securities

Each Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions. By investing the majority of its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund and the Core Plus Fixed Income Fund will be more susceptible to the additional risks of foreign investing than the other Funds, and as a result the net asset value of the International Equity Fund and the Core Plus Fixed Income Fund may be more volatile, and the risks of loss greater, than for a domestic fund.

Each Fund may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of securities, as well as securities of foreign issuers, involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

B-9

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by a Fund, denominated in that currency. Such changes will also affect a Fund’s investments in depositary receipts.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and the amount that may ultimately be available for distribution to the Fund’s shareholders.

Emerging Market Countries. The International Equity Fund and the Core Plus Fixed Income Fund may invest up to 20% of its assets in emerging market countries or developing countries as defined by World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect the private sector companies in which the International Equity Fund invests. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Transactions. Although each Fund values its assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. A Fund’s foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. A Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies. Currently, only the Core Plus Fixed Income Fund expects to hedge its foreign currency exposure under normal market conditions.

The Funds may enter into forward currency contracts. Except where segregated accounts are not required under the 1940 Act, when a Fund enters into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of such Fund in an amount equal to the value of that Fund’s total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Fund’s commitments to such contracts.

B-10

Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Advisor or the respective sub-advisor believes will have a positive correlation to the values of the currency being hedged. In addition, each Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Advisor or sub-advisor believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counter-party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter-party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counter-party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter-party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Smaller and Mid-Sized Companies

Many of the companies in which the Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund and Real Estate Securities Fund may invest will include those that have limited product lines, services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

B-11

Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of smaller companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, smaller company stocks may, to a degree, fluctuate independently of larger company stocks. Smaller company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that a Fund that invests primarily in small and mid cap issuers will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

Municipal Securities

The Tax-Exempt Fixed Income Fund invests primarily in municipal securities and the Core Plus Fixed Income Fund (together, the "Fixed Income Funds") may invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities").

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds. Each Fixed Income Fund may invest in, but is not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation.

The Fixed Income Funds are not required to sell a Municipal Security if the security’s rating is reduced below the required minimum subsequent to the Fund’s purchase of the security. However, each Fixed Income Fund will consider this event in the determination of whether it should continue to hold the security in its portfolio. If ratings made by Moody’s, S&P, or Fitch Investors Service, Inc. ("Fitch"), change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund’s prospectus.

B-12

Under normal circumstances, each Fixed Income Fund will invest its assets in intermediate to long-term municipal securities. Each Fixed Income Fund will seek to invest in Municipal Securities of such maturities as the Advisor or sub-advisor believes will produce current income consistent with prudent investment. Each Fixed Income Fund will also consider current market conditions and the cost of the insurance obtainable on such securities.

Participation Interests. The financial institutions from which each Fixed Income Fund may purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Fund. By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor or sub-advisor will consider the following quality factors: a high-quality underlying municipal security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Municipal Leases. Each Fixed Income Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Municipal charters or the nature of the appropriation for the lease may limit lease obligations. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Municipal leases may be considered illiquid, the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing. The Advisor or sub-advisor considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee’s general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Credit Enhancement. Some of the investments of the Fixed Income Funds may be credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share prices. The Fixed Income Funds may invest in securities credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks. The Fixed Income Funds typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

Variable Rate or Floating Rate Municipal Securities. Each Fixed Income Fund may purchase municipal securities with variable or floating interest rates. Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes. Many variable or floating rate municipal securities are subject to payment of principal on demand by the Fund, usually in not more than seven days. If a variable or floating rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid. However, the Fund’s investment limitations provide that it will not invest more than 15% of its net assets in illiquid securities. All variable or floating rate municipal securities will meet the quality standards for the Fund. The Advisor has been instructed by the Trustees to monitor the pricing quality and liquidity of the variable and floating rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of NRSROs and other analytical services.

B-13

Variable and floating interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate municipal securities than for fixed income obligations. Many municipal securities with variable or floating interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Auction Rate Securities. Each Fixed Income Fund may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds. Each Fixed Income Fund may invest in industrial development bonds, which is a type of municipal security. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities eligible for purchase by the Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the Advisor, is exempt from federal income tax. The Fund may invest in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

B-14

Municipal Securities Risks. The value of each of the Fixed Income Funds’ respective shares will fluctuate. The amount of this fluctuation is dependent, to a certain extent, upon the quality and maturity of the municipal securities in each Fund’s portfolio, as well as on market conditions. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio. Investing in municipal securities that meet the Fund’s quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance. Each of the Fixed Income Funds may purchase municipal securities covered by insurance. The insurance guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance"), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").

The Fund will require or obtain municipal bond insurance when purchasing municipal securities that would not otherwise meet the Fund’s quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Advisor anticipates that the Fund may have investments in insured municipal securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund’s portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale. The other type of Policy covers municipal securities not only while they remain in the Fund’s portfolio, but also until their final maturity even if they are sold out of the Fund’s portfolio. This allows the securities to have coverage that benefits all subsequent holders of those municipal securities. The Fund will obtain insurance covering municipal securities until final maturity even after they are sold out of the Fund’s portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities. Net proceeds are calculated after deducting the cost of the permanent insurance and related fees. Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

B-15

The Fund pays the premiums for the Policies and, as a result, the yield on the Fund’s portfolio is reduced. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company (‘‘Financial Guaranty"), Financial Security Assurance ("FSA") or any other municipal bond insurer that is rated in the highest rating category by an NRSRO. Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims. The claims must be equal to the payment of principal and interest on those municipal securities the Policy insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

MBIA, AMBAC, Financial Guaranty and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund’s portfolio. Also neither, MBIA, AMBAC, Financial Guaranty or FSA may cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, Financial Guaranty and FSA will reserve the right at any time upon 90 days’ written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved. Additionally, the Board of Trustees reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, Financial Guaranty or FSA if such carriers are rated in the highest rating category by an NRSRO.

Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments become due. In the event of any acceleration of the due date of the principal, the guaranteed payments will be made in such amounts and at such times as payments of principal would have been due had there been no acceleration. Reasons for possible acceleration are mandatory or optional redemption (other than acceleration by reason of mandatory sinking Fund payments), default or otherwise. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small-issue industrial development municipal bonds and pollution-control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer. The insurers do this if there are any changes in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments required to be made by or on behalf of the issuer pursuant to the terms of the municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the original issue of such "when-issued" municipal security. In determining whether to insure municipal securities held by the Fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities.

B-16

Each of the municipal bond insurance companies has established reserves to cover estimated losses on defaulted municipal bonds. However, a higher than expected default rate on municipal bonds that a company insures could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured municipal bonds, such as the Tax-Exempt Fixed Income Fund.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

Each of the Fixed Income Funds may invest in zero-coupon, delayed interest, pay-in-kind ("PIK") and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Derivatives

Although each Fund, other than the International Equity Fund and the Core Plus Fixed Income Fund, currently has no intention to invest in derivative securities, each Fund may do so. Derivative securities include call and put options, futures, and forward contracts and may be used by a Fund for hedging purposes as well as direct investment. For example, each Fund may invest in stock index futures to hedge the value of its portfolio against changes in market conditions.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

B-17

All of the Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter. In addition, the International Equity Fund and the Core Plus Fixed Income Fund may invest in options that are listed on recognized foreign exchanges. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. Over-the-counter options are generally considered illiquid by the SEC. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Call Options. A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period. The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

Purchasing Call Options. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund. A Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security. A Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, a Fund will only write "covered call options." A call option is "covered" when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

B-18

A Fund may write a call option that is not "covered" according to the description provided above, however, the Fund will maintain sufficient collateral in a segregated account to avoid such options violating the SEC’s prohibition on issuing senior securities. In order to meet the SEC’s requirements, the Fund must maintain in a segregated account with its custodian, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable collateral permitted by the SEC having a value equal to the fluctuating market value of the securities subject to the options.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a call option by entering into a "closing purchase transaction." A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Funds may both purchase and write put options.

Purchasing Put Options. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes ("protective puts"). A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

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A Fund may also purchase put options for securities it is not currently holding in its portfolio. A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis. For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a put option by entering into a "closing purchase transaction." A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor or the Fund’s sub-advisor wants to buy the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

B-20

Over-The-Counter ("OTC") Options. The Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange-traded options in certain material respects. OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund will treat OTC options and "cover" assets as illiquid securities for the purposes of the Funds’ limitation on investments in illiquid securities.

Options on Stock Indices. The Funds may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock. When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash, U.S. government securities, other high grade debt obligations or other suitable collateral stock with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

Risks of Options. A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying indices or securities correlate with price movements in the relevant portion of the Fund’s portfolio. Because such securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities, which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by a Fund of options on securities and securities indices will be subject to the Advisor or the sub-advisor’s ability to correctly predict movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Thus, it may not be possible to close such an option. The inability to close an option position could also have an adverse impact on a Fund’s ability to effectively hedge its securities.

B-21

Special Risks of Options on Indices. The Funds’ purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor’s or sub-advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts. Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. Each Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of a Fund’s net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

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The Core Plus Fixed Income Fund may also purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Plus Fixed Income Fund may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Risks Associated With Futures. Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund’s investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund’s initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor’s or sub-advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Advisor’s or sub-advisor’s judgment in this respect will be correct.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its securities.

Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

B-23

Other Investment Companies

Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund as a whole.

In addition, each of the Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. A Fund’s forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Fund’s liquidity and ability to manage its portfolio might be affected in the event its commitments exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, a Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

B-24

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of any of the Fund’s investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities. A Fund must borrow the security to deliver it to the buyer. A Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales "against the box," a transaction in which a Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position. A Fund receives the net proceeds from the short sale.

Real Estate Investment Trusts (REITs)

The Real Estate Securities Fund and the Large Cap Value Fund may invest their assets in real estate investment trusts ("REITs"). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder of a Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REITs failure to maintain exemption from registration under the 1940 Act.

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Mortgage-Backed Securities

The Core Plus Fixed Income Fund may purchase mortgage-backed securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Core Plus Fixed Income Fund may also purchase debt securities which are secured with collateral consisting of mortgage-backed securities ("Collateralized Mortgage Obligations") and in other types of mortgage-related securities. Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association ("GNMA") or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer’s right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right of mortgagors may limit the increase in net asset value of the fund because the value of the mortgage-backed securities held by the fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the investment adviser determines that the securities meet the fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

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Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits
("REMICs"). A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. The investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Fund A, B and C Bonds all bear current interest. Interest on the Fund Z Bond is accrued and added to principal and a like amount is paid as principal on the Fund A, B, or C Bond currently being paid off. When the Fund A, B and C Bonds are paid in full, interest and principal on the Fund Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Funds will not invest in subordinated privately-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs and REMICs regular interests using the "catch-up" method, with an aggregate prepayment assumption.

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Asset-Backed Securities

The Core Plus Fixed Income Fund may purchase debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

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Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Core Plus Fixed Income Fund may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Plus Fixed Income Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Fund and the Advisor believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

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The Core Plus Fixed Income Fund will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Core Plus Fixed Income Fund will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Warrants

Each of the Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund’s net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

Stripped Securities

Each Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

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Temporary Investments

Under normal market conditions, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objectives are not immediately available. Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets. Cash equivalents include investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. A Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable. In addition, a Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although each of the Funds, except the Tax-Exempt Fixed Income Fund, may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund’s total assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

Repurchase and Reverse Repurchase Agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement. The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

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A Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, a Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

U.S. Government Obligations. The Funds may each invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Management of the Funds

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees of the Trust (the "Board"). The Board consists of five individuals, three of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act (the "Independent Trustees"). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The current Trustees and officers of the Trust and their ages are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other trusteeships held.

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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Positions held by Trustee
Independent Trustees
William J. Klipp Age: 48 c/o AssetMark Investment Services, Inc. 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	Trustee	Indefinite term since January 2001.	Retired; President and Chief Operating Officer, Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab Funds, 1993- 1999.	8	Trustee, Lend Lease Rosen Funds (2000 - present); Director, SaveDaily.com (2000 - present)
Leonard H. Rossen Age: 72 c/o AssetMark Investment Services, Inc. 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	Trustee	Indefinite term since January 2001.	President, Len Rossen Consulting (a legal consulting firm) (1999 to present); Corporate Counsel, Franklin Templeton Mutual Funds and Distributors, Inc., (1996-1999).	8	N/A
R. Thomas DeBerry Age: 62 c/o AssetMark Investment Services, Inc. 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	Trustee	Indefinite term since January 2001.	President, DeBerry Consulting (a securities consulting firm) (1988 to present); Director, Investment Manager Services Division of Resources Trust Company (1998 to 2000).	8	N/A
Interested Trustees
Ronald Cordes* Age: 45 AssetMark Investment Services, Inc. 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	President, Chairperson, Trustee	Indefinite term since January 2001.	Principal, AssetMark Investment Services, Inc. (1994 to present).	8	N/A
Richard Steiny* Age: 47 AssetMark Investment Services, Inc. 411 Borel Avenue Suite 501 San Mateo, CA 94402	Trustee	Indefinite term since January 2001n.	Principal, AssetMark Investment Services, Inc. (1994 to present).	8	N/A

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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Positions held by Trustee

Officers of the Trust
Ronald Cordes (see above)	President, Chairperson, Trustee
John Whittaker Age: 35 AssetMark Investment Services, Inc. 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	Vice President	1-Year Term since January 2001	Senior Vice President and Chief Operating Officer, AssetMark Investment Services, 2000 to present; Director of Operations, AssetMark Investment Services, Inc., 1997 to 2000.	N/A	N/A
Carrie E. Hansen Age: 34 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	Treasurer and Chief Compliance Officer	1-Year Term since January 2001
Vice President/CFO/Chief Compliance Officer, AssetMark Investment Services, September, 2004 to present; CFO/Director of Operations, AssetMark Investment Services, Inc., February 2004 to September 2004; Director of Operations, AssetMark Investment Services, Inc., 2000 to February 2004; Director of Operations, Barclays Global Investors, Japan, 1998 to 2000.

				N/A	N/A
Teresa Escano Age: 43 2300 Contra Costa Boulevard Suite 425 Pleasant Hill, CA 94523-3967	Secretary	1-Year Term since January 2001	Director of Advisor Services Group, AssetMark Investment Services, Inc., 2000 to present; Manager of Advisor Services Group, 1997 to 2000.	N/A	N/A

*	Ronald Cordes and Richard Steiny are considered to be "interested persons" of the Funds as defined in the 1940 Act due to their relationship with the Advisor.

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Board Committees

The Board of Trustees has three standing committees as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee is comprised of all of the Independent Trustees as follows: Mr. Klipp, Mr. Rossen and Mr. DeBerry. The audit committee met two times during the last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time determining the composition of the Board and its committees, monitoring the process to assess Board effectiveness and developing and implementing governance policies. The Nominating and Governance Committee meets as often as is necessary to discharge its functions. The Nominating Committee has not had reason to meet yet. The Nominating and Governance Committee is comprised of all of the Independent Trustees as follows: Mr. Klipp, Mr. Rossen and Mr. DeBerry. There are no policies in place regarding nominees recommended by shareholders.

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings when current market prices are not readily available after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee has met four times during the last fiscal year. Mr. Cordes (President, Chairman, & Interested Trustee), Carrie Hanson (Treasurer and Chief Compliance Officer) and Mr. Steiny (Interested Trustee) comprise the Valuation Committee.

Compensation

For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $20,000 per year and $2,500 per in-person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. Telephonic meeting fees are determined according to length of the meeting as follows: $1,000 for one to two hours, $1,500 for two to three hours and $2,500 for three hours or longer. The "interested persons" who serve as Trustees of the Trust receive no compensation for their service as Trustees.

The table below sets forth the compensation paid by the Trust to each of the current Trustees during the fiscal year ended June 30, 2004:

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Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Ronald D. Cordes, President, Chairperson, Trustee	None	None	None	None
Richard Steiny, Trustee	None	None	None	None
William J. Klipp, Independent Trustee	$24,000	None	None	$24,000
Leonard Rossen, Independent Trustee	$24,000	None	None	$24,000
R. Thomas DeBerry, Independent Trustee	$24,000	None	None	$24,000

Board Interest in the Funds

Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds (1)

Name of Trustee	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Ronald Cordes, Interested Trustee	D	D	C	C	D	B	None	None	D

Richard Steiny, Interested Trustee	B	None	B	None	B	None	None	None	C

William Klipp, Independent Trustee	None	None	None	None	None	None	None	None	None

Leonard Rossen, Independent Trustee	None	None	None	None	None	None	None	None	None

R. Thomas DeBerry, Independent Trustee	None	None	None	None	None	None	None	None	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

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Principal Holders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of September 30, 2004, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 30, 2004.

Control Persons of the Large Cap Growth Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	22,961,620	55.68%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,710,148	42.94%	Beneficial

Control Persons of the Large Cap Value Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	20,242,911	55.40%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,832,460	43.33%	Beneficial

Control Persons of the Small/Mid Cap Growth Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	5,798,876	54.59%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,709,203	44.34%	Beneficial

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Control Persons of the Small/Mid Cap Value Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	4,706,596	54.06%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,918,117	45.01%	Beneficial

Control Persons of the International Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	15,709,583	54.33%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12,790,693	44.24%	Beneficial

Control Persons of the Real Estate Securities Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	3,259,855	54.53%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,626,798	49.94%	Beneficial

Control Persons of the Tax-Exempt Fixed Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,307,872	53.03%	Beneficial

IMS & Co P.O Box 3865 Englewood, CO 80155-3865	3,645,652	45.11%	Beneficial

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Control Persons of the Core Plus Fixed Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
IMS & Co P.O Box 3865 Englewood, CO 80155-3865	16,506,320	54.62%	Beneficial

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,335,594	44.13%	Beneficial

Investment Advisor and Sub-Advisors

The Advisor, a California corporation, serves as the investment advisor to the Funds. The Advisor is registered as an investment advisor with the SEC. The Advisor provides investment consulting and administrative services to financial intermediaries, and currently administers in excess of $4.4 billion in assets, including mutual funds, variable annuities, exchange-traded funds and privately managed accounts.

With respect to each of the Funds, the Advisor oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board of Trustees, a number of sub-advisors are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisors are selected for the Funds with the research assistance of Wilshire Associates ("Wilshire"), consultant to the Advisor, who evaluates quantitatively and qualitatively a sub-advisor’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Advisor is responsible for the payment of all fees to Wilshire.

Subject to Board review and with the research assistance of Wilshire, the Advisor allocates and, when appropriate, reallocates the Funds’ assets among sub-advisors, monitors and evaluates sub-advisor performance, and oversees sub-advisor compliance with the Funds’ investment objectives, policies and restrictions. The Advisor has ultimate responsibility for the investment performance of the Funds pursuant to its responsibility to oversee the sub-advisors and recommend their hiring and/or replacement. For the fiscal years ended June 30, 2002, 2003 and 2004, the following advisory fees were paid to the Advisor:

Fund:	Advisory Fee Accrued
	2004	2003	2002
Large Cap Growth Fund	$2,155,476	$644,347	$297,719
Large Cap Value Fund	$2,104,138	$643,902	$307,146
Small/Mid Cap Growth Fund	$596,141	$170,548	$84,800
Small/Mid Cap Value Fund	$628,392	$173,650	$89,499
International Equity Fund	$1,474,714	$556,171	$373,105
Real Estate Securities Fund	$510,801	$161,439	$84,617
Tax-Exempt Fixed Income Fund	$416,054	$155,909	$59,215
Core Plus Fixed Income Fund	$1,452,744	$566,381	$216,473

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Fund:	Advisory Fee Paid After Waivers
	2004	2003	2002
Large Cap Growth Fund	$2,155,476	$550,420	$217,467
Large Cap Value Fund	$2,104,138	$560,514	$213,160
Small/Mid Cap Growth Fund	$596,141	$94,486	$21,555
Small/Mid Cap Value Fund	$595,862	$68,317	$17,400
International Equity Fund	$1,474,714	$547,469	$326,511
Real Estate Securities Fund	$481,549	$70,756	$14,705
Tax-Exempt Fixed Income Fund	$356,943	$52,079	$(13,901)
Core Plus Fixed Income Fund	$1,452,744	$475,675	$121,840

In addition, under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions. The following fees were recouped by the Advisor from the Fund for the fiscal year ended June 30, 2004.

Fund:	Advisory Fee Recouped

Large Cap Growth Fund	$162,581
Large Cap Value Fund	$179,799
Small/Mid Cap Growth Fund	$44,793
Small/Mid Cap Value Fund	$-
International Equity Fund	$101,135
Real Estate Securities Fund	$-
Tax-Exempt Fixed Income Fund	$-
Core Plus Fixed Income Fund	$80,857

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor. For the fiscal years ended June 30, 2002, 2003 and 2004, the following fees, as a percentage of such Fund’s average daily net assets, were paid to the sub-advisors:

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	Aggregate Sub-Advisory Fee
	2004		2003		2002
Fund	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts

Large Cap Growth Fund	0.44%	$ 987,243	0.45%	$ 305,217	0.47%	$ 148,254
Large Cap Value Fund*	0.47%	$ 1,042,349	0.45%	$ 305,014	0.45%	$ 145,717
Small/Mid Cap Growth Fund	0.43%	$ 270,766	0.47%	$ 85,203	0.48%	$ 42,502
Small/Mid Cap Value Fund	0.55%	$ 345,919	0.55%	$ 95,280	0.55%	$ 49,137
International Equity Fund	0.43%	$ 666,492	0.46%	$ 271,702	0.48%	$ 186,701
Real Estate Securities Fund	0.40%	$ 215,071	0.40%	$ 67,975	0.40%	$ 35,628
Tax-Exempt Fixed Income Fund	0.27%	$ 138,618	0.33%	$ 65,170	0.35%	$ 25,907
Core Plus Fixed Income Fund**	0.00%	$ 0	0.00%	$ 0	0.00%	$ 0

*	In August 2002, the Board of Trustees appointed Davis Selected Advisers, L.P. to serve as one of the two sub-advisors for the AssetMark Large Cap Value Fund and Davis began managing its portion of the Fund’s assets on September 6, 2002. Davis and the Advisor are parties to a Sub-Advisory Agreement dated as of September 5, 2002 under which the Advisor pays Davis sub-advisory fees at the following annual rates based on the average daily net assets of the Fund allocated for management by Davis: 0.45% on the first $100 million of assets; 0.40% on the next $400 million; and 0.35% on assets over $500 million.

Davis and the Advisor are also parties to a Services Agreement dated as of September 5, 2002 under which Davis makes payments to the Advisor to defray a portion of the Advisor’s expenses of maintaining the AssetMark investment platform, through which financial intermediaries such as fee-based investment advisers make available an array of mutual fund and privately managed account investment options (including the Fund) to their clients. In this regard, the Advisor provides continuing consulting and administrative services to financial intermediaries who in turn provide investor support services that may benefit the Fund. Under the Services Agreement, Davis pays the Advisor services fees at the following annual rates based on the average daily net assets of the Fund allocated for management by Davis: 5 basis points (0.05%) on the first $75 million; 10 basis points (0.10%) on the next $25 million; and 5 basis points (0.05%) on the next $400 million.

**	During the period reflected in the table, the AssetMark Core Plus Fixed Income Fund was managed as a "fund-of-funds," which means that it generally sought to achieve its investment objective by investing in a number of other investment companies, rather than investing directly in fixed income securities. While the Fund was managed as a "fund-of funds," the Advisor was solely responsible for selecting the underlying funds in which the Fund invested, and no sub-advisors were engaged to provide investment advisory services to the Fund.

The Agreement and certain portions of the sub-advisory agreements provide that the Advisor or any sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the sub-advisory agreements provide that the sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of the Agreement and each sub-advisory agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Board, and (ii) by the vote of a majority of the Independent Trustees who are not parties to such Agreement or sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement or a sub-advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Advisor (or sub-advisor) or by the Advisor (or sub-advisor) on 90 days written notice to the Trust.

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The Board of Trustees of the Trust meets at least quarterly, and, assisted by independent legal counsel, the Trustees receive and consider information that relates to the Funds’ advisory and sub-advisory arrangements at each quarterly meeting.

The Funds are managed using a "multi-advisor" approach. Pursuant to an investment advisory agreement between the Trust, on behalf of each of the Funds, and the Advisor (the "Investment Advisory Agreement"), the Advisor is responsible for constructing and monitoring the asset allocation and portfolio management strategy of each of the Funds. On behalf of each Fund, the Advisor enters into a sub-advisory agreement with one or more investment advisory firms (each, a "Sub-Advisor") pursuant to which such Sub-Advisor manages all or a portion of the Fund’s portfolio on a day-to-day basis (the "Sub-Advisory Agreements"). In constructing and monitoring each Fund’s portfolio, the Advisor provides each Sub-Advisor with investment guidelines that describe in detail the portfolio management policies, objectives and strategies that apply to that particular Fund or a portion thereof. The Advisor monitors each Sub-Advisor’s adherence to the investment guidelines and to each Fund’s specific investment objectives, policies and strategies. The Advisor also may recommend that new sub-advisors be engaged either in place of, or in addition to, an existing Sub-Advisor.

The Investment Advisory Agreement

At an in-person meeting held on May 25, 2004, the Board re-approved the Investment Advisory Agreement for an additional year for each Fund. In connection with their review, assisted by independent legal counsel, the Trustees specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board of Trustees related to, among other things: (a) the terms and conditions of the Investment Advisory Agreement; (b) the nature, quality and scope of the services provided by the Advisor, as well as the fees charged for such services; (c) any financial benefits enjoyed by the Advisor (in addition to fees) as a result of its position with the Funds; (d) the Advisor’s profitability in managing each Fund; and (e) the Advisor's contractual agreement to subsidize the Funds' expenses at specific levels. The Trustees also received detailed memoranda prepared by independent counsel, as well as counsel to the Trust, that described the Trustees' legal duties and obligations in considering the renewal of the Investment Advisory Agreement.

The Board also reviewed and discussed the financial information presented relating to the Advisor, generally, and detailing the Advisor’s profitability with respect to its management of the Funds. The Board discussed the marketing rebates the Advisor receives and requested that these rebates be listed out separately on the Advisor’s financial statements. The Board engaged in a substantial discussion regarding the Advisor’s profit and loss statement, and the method used to allocate Advisor expenses to the Funds under its profitability analysis. The Board discussed the allocation methods currently being used by the Advisor to allocate expenses. The Board also considered the individual profitability of the Advisor with respect to each of the Funds.

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The Trustees indicated that the following items were important factors in the decision to renew the Advisor: (a) the Funds' performance relative to benchmark indices; (b) the Advisor's demonstrated competence in selecting and monitoring the Sub-Advisors of the various Funds; (c) the Advisor’s ability and willingness to identify instances where there may be a need to replace a Sub-Advisor, and to swiftly effect any changes; (d) the quality of the Advisor's regulatory and compliance monitoring services; (e) the expense limitation arrangement under which the Advisor had subsidized the Funds’ expenses since inception, as well as the Advisor's other efforts to reduce overall Fund expenses; and (f) the benefits to the Funds of being offered through financial professionals using the Advisor’s various investment programs. The Trustees also considered that the Funds represented an integrated set of investment options, and as such, were integral to the Advisor’s investment programs.

The Trustees considered all relevant factors, including those listed above, as they related to each Fund. The Trustees considered that, during the course of the year, after recommendations from the Advisor, three new Sub-Advisors had been added. The Trustees considered that the Advisor’s evaluation that the performance of the other Sub-Advisors was satisfactory. The Trustees did not identify any single factor as determinative. Based on their evaluation of the relevant factors, the Board and the Independent Trustees concluded that the Investment Advisory Agreement was fair and reasonable and that it should be renewed and approved.

The Sub-Advisory Agreements

The Board of Trustees is required to consider the approval of the continuance of each of the Sub-Advisory Agreements on an annual basis. At each of the Board’s meetings throughout the course of the year, the Board received information relating to, among other things: (a) the quantitative performance of each of the Funds’ sub-advisors, including performance information that pre-dated the each Sub-Advisor’s engagement with the Fund; (b) the Advisor’s evaluation, in accordance with its role as a "manager of managers," of the nature and quality of the services provided by each Sub-Advisor; (c) the Advisor’s profitability in managing each Fund and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; and (d) benefits to each Sub-Advisor, such as receipt of research from brokers, that might be a result of their position with the Funds. The Trustees considered and evaluated this information for purposes of determining whether to re-approve the Sub-Advisory Agreements.

The Trustees were provided with detailed memoranda prepared by independent counsel, as well as counsel to the Trust, that described the Trustees’ legal duties and obligations in considering the approval of the Sub-Advisory Agreements. The Trustees considered that breakpoints in certain of the Sub-Advisory Agreement fee schedules represented potential economies of scale that could be shared with Fund shareholders. The Board was also provided with individual reports prepared for each Sub-Advisor containing comparative information regarding fees, expense ratios and performance information.

In considering the renewal of the Sub-Advisory Agreements, the Trustees also considered the detailed information regarding each Sub-Advisor provided by the Sub-Advisor in response to the Trustees’ request, including: (a) investment performance information compared to industry peer groups as well as other Sub-Advisor client accounts, (b) comparative sub-advisory fee information; (c) information regarding the Sub-Advisor’s personnel, operations, financial position and business operations; (d) information regarding the sub-advisor’s brokerage and compliance practices; and (e) information regarding the Sub-Advisor’s interactions with the Advisor regarding the management of the Fund(s). The Independent Trustees also considered the information that they received on a regular basis throughout the year to enable them to evaluate the performance of the Sub-Advisors on an ongoing basis.

B-43

As discussed above, in determining to approve the renewal of each of the Sub-Advisory Agreements, the Trustees considered a number of factors. The Trustees considered the Advisor’s active role as a "manager of managers," which includes, among other items, monitoring and evaluating the performance of the Funds’ Sub-Advisors, recommending that Sub-Advisors not performing as expected be replaced, and negotiating advantageous fee arrangements that could permit the Funds to realize economies of scale without compromising the quality of services. The Trustees considered that most of the Sub-Advisors’ fee schedules had breakpoints, which would allow the Funds, as they grew, to realize economies that could be shared with Fund shareholders. Based on their evaluation of the relevant factors, the Board and the Independent Trustees concluded that the Sub-Advisory agreements were fair and reasonable and that they should be renewed and approved.

Core Plus Fixed Income Fund

In connection with the authorization of a change in the way the Core Plus Fixed Income Fund invests its assets, the Board of Trustees approved two new Sub-Advisory Agreements for the Core Plus Fixed Income Fund. Prior to that date, the Core Plus Fixed Income Fund operated as a "fund of funds," which means that it sought to achieve its investment objective by investing primarily in shares of other investment companies that invest in fixed income securities. In approving this change, the Board considered that this "fund of funds" structure was originally put in place to allow the Core Plus Fixed Income Fund to engage high-quality institutional fixed income managers through an investment in mutual funds until the Core Plus Fixed Income Fund assets had grown to a size such that these managers could be retained directly as sub-advisers.

At an in-person meeting of the Board of Trustees held on May 25, 2004, the Advisor recommended that Goldman Sachs Asset Management ("GSAM") and Western Asset Management Company ("Western") be engaged to serve as Sub-Advisers for the Core Plus Fixed Income Fund, with each firm expected to manage approximately half of the Core Plus Fixed Income Fund’s portfolio.

In considering the approval of the Sub-Advisory Agreements with GSAM and Western, the Trustees specifically considered the detailed information regarding each Sub-Advisor that was provided by the Advisor as well as the Sub-Advisors in response to the Trustees’ request, including: (a) investment performance information compared to industry peer groups as well as other Sub-Advisor client accounts, (b) comparative sub-advisory fee information; (c) information regarding the Sub-Advisor’s personnel, operations, financial position and business operations; (d) information regarding the sub-advisor’s brokerage and compliance practices; (e) information regarding the Sub-Advisor’s interactions with the Advisor regarding the management of the Fund(s); and (f) the reputation and experience in managing portfolios of fixed income securities.

Real Estate Securities Fund

At an in-person meeting held on August 19, 2004, the Board of Trustees approved two new Sub-Advisory Agreements for the Real Estate Securities Fund.

The First of these two new Sub-Advisory Agreements was with Adelante Capital Management LLC ("Adelante"), formerly known as Lend Lease Rosen Real Estate Securities LLC, to enable Adelante to continue to serve as the sub-advisor for the Real Estate Securities Fund. A new sub-advisory agreement was required because Adelante underwent a partial ownership change and such change involved the assignment and resulting termination of the former Sub-Advisory Agreement with Lend Lease Rosen Real Estate Securities LLC, as required under the federal securities laws. Adelante provides investment management services to client discretionary accounts and focuses exclusively on investments in real estate securities.

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In deciding to approve the new Sub-Advisory Agreement with Adelante, the Board also considered several factors with regard to the transaction caused the termination of the Sub-Advisory Agreement that was previously in place. Specifically, the Board considered that a significant portion of the personnel that would continue to serve the Fund in the same or similar capacity.

The Board of Trustees also approved a second new Sub-Advisory Agreement pursuant to which AEW Capital Management, L.P. ("AEW") would act as an additional Sub-Advisor to the Real Estate Securities Fund. The Board considered that AEW is a real estate investment advisory firm that specialized in providing investment management services to institutions and other investors in commercial properties and portfolios.

In considering the renewal of the Sub-Advisory Agreements with Adelante and AEW, the Trustees also considered the detailed information regarding each Sub-Advisor provided by the Advisor as well as by each of the Sub-Advisors in response to the Trustees’ request, including: (a) investment performance information compared to industry peer groups as well as other Sub-Advisor client accounts, (b) comparative sub-advisory fee information; (c) information regarding the Sub-Advisor’s personnel, operations, financial position and business operations; (d) information regarding the sub-advisor’s brokerage and compliance practices; and (e) information regarding the Sub-Advisor’s interactions with the Advisor regarding the management of the Fund(s).

The Sub-Advisors

Brandes Investment Partners, LLC ("Brandes"), sub-advisor of the Large Cap Value Fund, is an independent investment advisory firm that was founded in 1974 as a sole proprietorship. The organizational structure was changed to a California corporation in August 1985, and to a California limited partnership in May 1996. Brandes first registered with the SEC in 1975 and as of June 30, 2004, has approximately $85.7 billion in assets under management.

Davis Selected Advisers, L.P. ("Davis"), sub-advisor of the Large Cap Value Fund, Davis is an independent money management firm that specializes in Large Cap Value equities, catering to institutional and individual clients worldwide. With over $51 billion under management as of August 31, 2004, Davis applies its signature investment discipline of buying high-quality, growing businesses at value prices and holding them for the long-term. The firm looks for companies with sustainable growth rates selling at modest price multiples that have the potential to expand. This value-oriented approach to investing has been honed over 50 years and three generations of portfolio management.

TCW Investment Management Company ("TCW"), sub-advisor of the Large Cap Growth Fund and Small/Mid Cap Growth Fund, is a member of The TCW Group, Inc., a group of affiliated financial companies founded in 1971 and providing a broad range of international and U.S. equity and fixed income investment products and services. TCW is an indirect subsidiary of Societe Generale S.A. TCW is a registered as an investment adviser with the SEC and currently has approximately $98 billion in assets under management or committed to management as of August 31, 2004. Societe Generale Asset Management, S.A. may be deemed to be a control person of TCW by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group. Societe Generale Asset Management, S.A. is a wholly-owned subsidiary of Societe Generale S.A..

Atlanta Capital Management Company, LLC ("Atlanta"), sub-advisor of the Large Cap Growth Fund, is an independent subsidiary of Eaton Vance Acquisitions, which is a wholly-owned subsidiary of Eaton Vance Corp. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $9.1 billion in assets under management as of August 31, 2004. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta is registered as an investment adviser with the SEC.

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Cramer Rosenthal McGlynn, LLC ("CRM"), sub-advisor of the Small/Mid Cap Value Fund, is a Delaware limited liability company and through its predecessor, Cramer Rosenthal McGlynn, Inc., was founded in 1973. CRM offers separate account management for small/mid cap value equity, small cap value equity, mid cap value equity, and balanced portfolio management for both tax-exempt and taxable clients. CRM currently manages a variety of institutional portfolios for corporate pension funds, endowments and foundations, as well as private accounts for individuals, family trusts and estates. CRM has been registered with the SEC as an investment advisor since 1976. CRM had $5.3 billion in assets under management as of August 31, 2004.

Ariel Capital Management, LLC. ("Ariel"), sub-advisor of the Small/Mid Cap Value Fund, is a Delaware limited liability company and through its predecessor, Ariel Capital Management, Inc., was founded in 1983. Ariel specializes in undervalued small- and medium-sized companies. Ariel is a registered investment advisor with approximately $18.4 billion in assets under management as of August 31, 2004 for individual as well as institutional clients.

Transamerica Investment Management, LLC ("Transamerica"), sub-advisor of the Small/Mid Cap Growth Fund, has a 35-year history of delivering institutional investment management services. Transamerica’s investment strategy seeks to identify value-creating trends early, before they are recognized by the market in general. In pursuit of capital growth, Transamerica’s small/mid growth portfolios invest in a relatively small number of first-in-class companies, as determined by the companies’ own strong fundamentals. Transamerica had approximately $19 billion in assets under management as of August 31, 2004.

Clay Finlay, Inc. ("Clay Finlay"), sub-advisor of the International Equity Fund, is a global equity management firm founded in 1982 and headquartered in New York. Clay Finlay is wholly owned by Old Mutual Asset Managers (US) LLC, an indirect subsidiary of Old Mutual plc, a financial services company. An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments. Assets under management were in excess of $7.4 billion at August 31, 2004.

Oppenheimer Capital, LLC ("Oppenheimer Capital"), sub-advisor of the International Equity Fund, provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. Oppenheimer Capital has been a leading innovator of value-style equity investment management since its inception in 1969. The firm has over $22.5 billion of assets under management as of August 31, 2004.

Adelante Capital Management LLC ("Adelante"), sub-advisor of the Real Estate Securities Fund, is a Delaware limited liability company formerly known as Lend Lease Rosen Real Estate Securities LLC. Adelante is a SEC-registered investment adviser and provides investment management services to client discretionary accounts with assets totaling approximately $3.2 billion as of August 31, 2004.

AEW Capital Management LLC ("AEW"), sub-advisor to the Real Estate Securities Fund, is a real estate investment advisory firm, providing investment management services to institutions and other investors in commercial properties and portfolios. As of August 31, 2004, AEW manages approximately $9 billion in client capital invested in approximately $14 billion of real estate including $4.9 billion in real estate equity securities.

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Weiss Peck & Greer, L.L.C. ("Weiss Peck"), sub-advisor of the Tax-Exempt Fixed Income Fund, is a limited liability company formed as an SEC-registered investment advisor in 1970 to manage individual accounts, and currently also provides mutual fund and institutional account management. In 1998, Weiss Peck was purchased by Robeco Group, a leading European asset management company, for which Weiss Peck currently serves as the primary United States affiliate. The Robeco Group is owned by Rabobank Group, the only commercial bank in the world rated triple-A by all four of the major rating agencies. Weiss Peck manages over $20 billion in assets as of August 31, 2004.

Goldman Sachs Asset Management, L.P. ("GSAM"), sub-advisor to the Core Plus Fixed Income Fund, has been registered as an investment adviser since 1990 and is an affiliate of Goldman Sachs. As of June 30, 2004, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $406 billion.

Western Asset Management Company ("Western"), sub-advisor to the Core Plus Fixed Income Fund, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western were approximately $127.2 billion as of June 30, 2004.

Distribution and Shareholder Servicing

Distributor and Sub-Distributor

AssetMark Capital Corporation (the "Distributor"), an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967 is the distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"), between the Trust on behalf of the Funds, and the Distributor. Quasar Distributors, LLC (the "Sub-Distributor), an affiliate of the Funds’ accounting and administrative service provider, U.S. Bancorp Fund Services, LLC, is the sub-distributor for the Funds pursuant to a Sub-Distribution Agreement among the Trust, the Advisor and Quasar. The Distribution and Sub-Distribution Agreements have a one-year term and continue on a year-to-year basis provided that the Agreements are approved in the manner required by the 1940 Act.. The Distributor and Sub-Distributor are each registered broker-dealers and members of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares. For the fiscal years ended June 30, 2002, 2003, and 2004 all distribution fees were paid by the Advisor.

Distribution Plan

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board. The Plan authorizes payments by the Funds in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund’s average daily net assets. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders. Such activities typically include: services associated with the operation of the AssetMark Investment Services program through which the Funds are primarily distributed, advertising, compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of the Distributor associated with the sale of shares of the Funds including equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one that a Fund may finance without the Plan, that Fund may also make payments to finance such activity outside of the Plan, and is not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Funds regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases each Fund’s expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other AssetMark Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund’s net assets.

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Rule 12b-1 requires that (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended June 30, 2004, the following amounts were paid pursuant to the Distribution Plan:

	12b-1 Expenses Paid

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund
Advertising/Marketing	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Printing/Postage	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Payment to distributor	$395,025	$385,403	$109,014	$109,280	$267,380	$ 93,077	$ 85,811	$335,445
Payment to dealers	$173,952	$169,989	$ 48,231	$ 48,280	$120,914	$ 41,650	$ 44,265	$149,856
Compensation to sales personnel	$ 0	$ 0	$0	$ 0	$ 0	$ 0	$ 0	$ 0
Other	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Total	$568,977	$555,392	$157,245	$157,560	$388,294	$134,727	$130,076	$485,301
*	The payments to AssetMark reflected in this chart are amounts that AssetMark receives indirectly from mutual fund supermarkets that receive 12b-1 fees directly from the Funds.

The Advisor’s primary business is to operate the AssetMark Investment Services program, a managed account program that is used by financial professionals such as investment advisers and broker-dealers to deliver state of the art financial planning, investment advisory and asset allocation services to their clients. The AssetMark program uses asset allocation models and other tools that investors use to invest in an array of open-end mutual funds, including the AssetMark Funds.

The primary method of distributing the AssetMark Funds is through the AssetMark Investment Services program, and AssetMark is responsible for all aspects of the operation of the program. In addition, unaffiliated mutual fund supermarkets facilitate the operation of the AssetMark Investment Services program by maintaining investor accounts, and providing back office, shareholder servicing and recordkeeping services that enable investors to access the AssetMark Funds and other funds. The Funds pay rule 12b-1 fees to the mutual fund supermarkets, and the mutual fund supermarkets, in turn, pay a negotiated portion of those fees back to AssetMark for services it provides in connection with the AssetMark program, including: establishing and maintaining electronic communication channels with the fund supermarkets and the Funds’ transfer agent; processing investor transactions under relevant asset allocation models and packaging order information for delivery to the fund supermarkets; maintaining shareholder records; generating quarterly holdings, performance and account summary reports; and generally assisting in the operation of the AssetMark program. These types of negotiated payments are common among mutual fund supermarkets and the managed account program providers that use them. These amounts paid to AssetMark are reflected in the table above.

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With the exception of payments to AssetMark in its capacity as the sponsor of the AssetMark program as described above, no "interested person" of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.

Shareholder Servicing Agents

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

Each Fund paid the following shareholder servicing fees for the fiscal years ended June 30, 2004, 2003, and 2002:

Fund	2004	2003	2002
Large Cap Growth Fund	$113,446	$33,913	$15,670
Large Cap Value Fund	$110,744	$33,890	$16,166
Small/Mid Cap Growth Fund	$31,376	$8,976	$4,463
Small/Mid Cap Value Fund	$31,420	$8,683	$4,475
International Equity Fund	$77,616	$29,272	$19,637
Real Estate Securities Fund	$26,884	$8,497	$4,454
Tax-Exempt Fixed Income Fund	$26,003	$9,744	$3,701
Core Plus Fixed Income Fund	$96,850	$37,759	$14,432

Service Providers

The Trust entered into a number of agreements whereby certain parties will provide various services to the Funds.

U.S. Bancorp Fund Services, LLC ("USBFS") will provide accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent. USBFS’s address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Funds, day-to-day administration of matters related to the existence of the Trust under state law (other than rendering investment advice), maintenance of its records, preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for "Blue Sky" purposes and assistance in the preparation of the Funds’ registration statement under federal and state securities laws.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Funds’ expense accruals, performing securities valuations and, from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.

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For the fiscal years ended June 30, 2002, 2003 and 2004, the following amounts were paid to USBFS for administrative services:

Fund:	Administration Fee Paid
	2004	2003	2002
Large Cap Growth Fund	$119,039	$39,264	$17,108
Large Cap Value Fund	$116,116	$39,126	$17,783
Small/Mid Cap Growth Fund	$35,947	$28,600	$16,382
Small/Mid Cap Value Fund	$35,945	$28,617	$16,377
International Equity Fund	$84,613	$34,411	$18,230
Real Estate Securities Fund	$31,853	$28,625	$16,369
Tax-Exempt Fixed Income Fund	$30,283	$28,610	$16,357
Core Plus Fixed Income Fund	$103,619	$44,214	$17,006

U.S., Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds, as well as the Funds’ Foreign Custody Manager (the "Custodian") pursuant to a custody agreement between the Custodian and the Trust dated as of August, 2004 ("Custody Agreement"), whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio 45202.

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Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s omnibus account holders have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening accounts. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Codes of Ethics

The Trust, the Advisor, the Distributor and the sub-advisors have each adopted Codes of Ethics that govern the conduct of their respective employees who may have access to information about the Funds’ securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Advisor or a sub-advisor for a Fund or other clients of the Advisor or sub-advisor; annual and quarterly reporting of personal securities holdings; and limitations and/or pre-clearance requirements on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

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Proxy Voting Guidelines

The following information is a summary of the proxy voting guidelines for the Advisor and the Sub-Advisors.

ASSETMARK INVESTMENT SERVICES, INC.
ASSETMARK FUNDS

I.	Introduction

AssetMark Investment Services, Inc. (the "Advisor") is the investment adviser of each of the eight separate mutual funds (each a "Fund" and collectively the "Funds") within AssetMark Funds® (the "Trust"), an open-end management investment company. The Advisor selects one or more sub-advisors ("Sub-Advisors") to manage distinct segments of a market or asset class for each Fund.

II.	Delegation of Proxy Voting Authority

The Board of Trustees of the Trust (the "Board") has delegated each Fund's proxy voting authority to the Advisor. The Advisor, in turn, has contractually delegated each Fund's proxy voting authority to its respective Sub-Advisor(s).

III.	Review of Sub-Advisors' Proxy Voting

The Advisor will review each Sub-Advisor's proxy voting guidelines to ensure that they meet the standards set forth from time to time by the U.S. Securities and Exchange Commission (the "SEC"). The Advisor will report to the Board at least annually regarding the compliance of each Sub-Advisor's proxy voting guidelines with such SEC standards, including the procedures that each Sub-Advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of the Sub-Advisor.

A.	Reporting of Conflicts of Interest

The Sub-Advisors shall report to the Advisor on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Advisor shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-Advisors.

IV.	Recording of Proxy Votes

Each Sub-Advisor shall provide the following information to the Advisor for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the Trust's report on Form N-PX:

A.	The name of the issuer of the portfolio security;
B.	The exchange ticker symbol of the portfolio security;

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C.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
D.	The shareholder meeting date;
E.	A brief identification of the matter voted on;
F.	Whether the matter was proposed by the issuer or by a security holder;
G.	Whether the Sub-Advisor cast its vote on the matter;
H.	How the Sub-Advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
I.	Whether the Sub-Advisor cast its vote for or against management.

This information shall be provided by each Sub-Advisor to the Advisor by July 31 of each year in the format specified by the Advisor.

V.	Disclosure of Proxy Voting Guidelines

A.	Registration Statement

All of the Trust's registration statement filings with the SEC on Form N-1A after July 1, 2003 shall contain a description of these Proxy Voting Guidelines and those of the Sub-Advisors.

B.	Registration Statement, Annual Report and Semi-Annual Report

All of the Trust's registration statement filings on Form N-1A with the SEC after July 1, 2003, as well as any annual or semi-annual reports to shareholders after the effective date of such registration statement, shall disclose that these Proxy Voting Guidelines and those of the Sub-Advisors shall be available:

•	By calling a specified toll-free number to obtain a hard copy; or
•	By going to the SEC website at http://www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for a description of these Proxy Voting Guidelines and those of the Sub-Advisors, it will deliver the description that is disclosed in the Statement of Additional Information included in the Trust's registration statement. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

VI.	Form N-PX

A.	Preparation and Filing of Form N-PX

The Advisor, on behalf of the Trust, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Trust's proxy voting record for the most recent twelve-month period ended June 30 of that year.

B.	Disclosure of Voting Record in Registration Statement, Annual Report and Semi-Annual Report

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All of the Trust's registration statement filings with the SEC on Form N-1A after August 30, 2004, as well as any annual or semi-annual reports to shareholders after that date, shall state that information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available:

•	By calling a specified toll-free number to obtain a hard copy; or
•	By going to the SEC website at http://www.sec.gov.

C.	Delivery of Hard Copy Requests

When the Advisor receives a request for the Trust's proxy voting record, the Advisor shall send the information disclosed in the Trust's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

D.	Maintenance on the Trust's Website

If the Trust discloses that its proxy voting record is available on or through its website, the Trust must make available free of charge the information disclosed in its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Trust's most recently filed report on Form N-PX must remain available on or through its website for as long as the Trust discloses that its proxy voting record is available on or through its website.

VII.    Proxy Issues with Respect to Securities on Loan

If voting rights with respect to loaned securities owned by clients have passed to the borrower, the Advisor will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the 'economic best interests' of the client. For a proposal to have a material effect on the 'economic best interests' of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer's stock;(ii) the client must own a sufficient percentage of the issuer's stock so that the client's affirmative or negative vote would be likely to affect the outcome of the proposal; and (ii) with respect to the Fund, the issuer's stock must represent a sufficient portion of the Fund's net assets such that the likely change in the market price of the issuer's stock would affect the net asset value of the Fund.

AssetMark will rely on the Sub-Advisors to inform the Advisor when there is a material proxy. In these cases, AssetMark will verify whether the security is on loan. If the security is on loan, AssetMark will instruct U.S. Bancorp to recall the security immediately to enable the sub-advisor to vote the proxy.

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Atlanta Capital Management Company, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Growth Fund

Atlanta Capital Management Company, LLC ("ACM") has adopted and implemented written policies and procedures that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. ACM seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value. ACM has adopted formal written guidelines that are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which ACM will routinely vote with management), ACM will review each matter on a case-by-case basis and reserve the right to deviate from the guidelines when it believes the situation warrants such a deviation. In special cases, ACM’s Proxy Administrator may seek insight from ACM’s analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. ACM contracts its proxy voting administration to Institutional Shareholder Services ("ISS") and Automatic Data Processing’s ProxyEdge ("ADP"). ISS and ADP are the industry leaders in proxy administration. ISS also provides analyses of the issues being voted at each company meeting, which assist ACM in determining how to vote the proxies. By utilizing the proxy administration services of ISS and ADP, ACM increases its efficiency in handling proxies and meets all of the requirements for retention and reporting.

I.	Summary of Proxy Voting Guidelines

A.	Election of Board of Directors

ACM believes that a board of directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important board committees (e.g., audit, nominating and compensation committees) should be entirely independent.

B.	Approval of Independent Auditors

ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

C.	Executive Compensation

ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.

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D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, ACM opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.

E.	Environmental/Social Policy Issues

ACM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company’s board of directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications. ACM expects that the companies in which clients’ assets are invested will act as responsible corporate citizens.

II.	Conflict Resolution

As fiduciary to its clients, ACM puts the interests of its clients ahead of its own. If the Compliance Officer and Executive Committee determine that a conflict of interest exists between ACM and its client, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to any company for which a potential conflict of interest exists ( the "Conflicted Companies"). If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in the Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Officer and Executive Committee (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines or, if the issues raised by the proxy are not contemplated by the Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from the board of directors, or any committee thereof identified by the Board, in the case of a Fund; or ACM will provide all reasonable assistance to the board to enable it to make an informed decision. If the board of directors does not provide instructions to the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If, however, the failure of ACM to vote its clients’ proxies would have a material adverse economic impact on ACM’s clients’ securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

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TCW Investment Management
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Growth Fund
and AssetMark Small/Mid Cap Growth Fund

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guidelines") and procedures. The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) and includes TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service. The proxy voting decisions set forth below describe only a few of the more significant decisions covered by the Guidelines. For a complete list, the Guidelines themselves must be consulted.

Governance
•	For uncontested director nominees and management nominees in contested elections
•	For ratification of auditors unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees
•	For independent nominating, audit, and compensation committees

Capital Structure

•	Against authorization of preferred stock if the board has unlimited rights to set the terms and conditions
•	Against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders
•	Against reverse stock split if no proportional reduction in the number of authorized shares

Mergers and Restructuring

•	For mergers, acquisitions, recapitalizations, and restructurings

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Board of Directors

•	For proposals to limit the liability of directors, and against proposals to indemnify directors and officers
•	Against proposals to give the board the authority to set the size of the board without shareholder approval
•	Against proposals to eliminate or limit shareholders' right to act by written consent
•	Against proposals to establish or increase supermajority vote requirements
•	Against mandatory retirement or tenure for directors.

ANTI-TAKEOVER PROVISIONS

•	For proposals to repeal classified boards and against proposals to adopt classified boards
•	For proposals to provide equal access to proxy materials for shareholders
•	Against proposals to ratify or adopt poison pill plans
•	Against proposals establishing fair price provisions
•	Against proposals to adopt advance notice requirements
•	Against greenmail and golden parachute payments

Compensation

•	Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock
•	Decide on a case-by-case basis the adoption of any stock award plan if the plan dilution is more than 5% of the outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity
•	Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution is more than 15% of the outstanding common equity
•	Against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value
•	Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of outstanding common equity

Miscellaneous Issues

•	For studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues
•	Against required corporate action or changes in policy with respect to social issues

Conflict Resolution
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, she will obtain the approval of TCW's Director of Research (the "Director of Research") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

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It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

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Brandes Investment Partners, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Value Fund

Brandes Investment Partners, LLC has adopted written policies and procedures reasonably designed to ensure that votes portfolio securities in the best interest the fund. Brandes generally votes proxies with a view to enhancing the value of the shares of stock held by the fund. The financial interest of the fund is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Brandes’ view do not primarily involve financial considerations, Brandes generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") and considers the Ceres, MacBride, and Burma Principles when applicable, although Brandes sometimes abstains from voting on these issues. Brandes has developed Proxy Voting Guidelines, which its Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth Brandes’ positions on recurring proxy issues and criteria for addressing non-recurring issues.

I.	Summary of Proxy Voting Guidelines

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the "Guidelines"), Brandes’ current policies with respect to a number of more common issues are briefly summarized as follows:

•	Brandes typically votes with the recommendations of a company’s Board of Directors on routine or non-controversial issues.
•	In general, Brandes opposes anti-takeover proposals, unless unusual circumstances dictate otherwise.
•	In general, Brandes votes to support the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.
•	Brandes votes on issues relating to social and/or political responsibility on a case-by-case basis, unless directed by a client to vote in a certain manner.
•	Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s), typically with reference to third-party recommendations and analysis.

A.	Examples Of Proxy Voting With Management On Non-Controversial Matters

1.	Election of directors, in the absence of a contest or controversy or sustained poor performance.
2.	Ratification of selection of independent auditors, in the absence of controversy.
3.	Fixing number of directors, unless the proposal is of an anti-takeover nature.
4.	Stock splits, if not for anti-takeover purposes.
5.	Change of state of incorporation for specific corporate purposes and not for anti-takeover purposes.

II.	Arrangements with Outside Firms

Brandes uses three outside firms ISS, -- Investor Responsibility Research Center, and ADP Financial Services, Inc. -- to assist Brandes in voting proxies. These firms keep Brandes informed of shareholder meeting dates, forward proxy materials to Brandes, translate proxy materials printed in a foreign language, provide Brandes with research on proxy proposals and voting recommendations, and vote proxies in accordance with Brandes Investment Partner’s instructions. Although Brandes may consider ISS's and others' recommendations on proxy issues, it is ultimately responsible for proxy voting decisions.

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III.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the fund and the interests of Brandes and its employees. For example, Brandes may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Brandes’ Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Corporate Governance Committee determines that Brandes has a material conflict of interest, Brandes may vote a proxy regarding that proposal using any of the following methods:

•	Brandes may obtain instructions from the fund on how to vote the proxy.
•	If Brandes is able to disclose the conflict to the fund, it may do so and obtain the fund’s consent as to how it will vote on the proposal (or otherwise obtain instructions from the fund on how the proxy should be voted).
•	Brandes may vote according to its Guidelines.
•	Brandes may follow the recommendations of an independent third party, such as ISS, for all proxies.
•	Brandes may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

IV.	When Brandes Does Not Vote Proxies

Brandes generally does not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to the fund, and thus it would not be prudent to vote the proxy. For example, Brandes generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent Brandes from selling shares for a period of time before or after a shareholder meeting. Brandes may decide not to vote shares of foreign stocks subject to these restrictions when it believes the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

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Davis Selected Advisers, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Large Cap Value Fund

DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while its guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with its proxy voting principles to ensure that DSA’s proxy votes reflect a thorough analysis of the issues and their potential impact on shareholder value. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

I.	Summary of Proxy Voting Guidelines[1]

DSA has established general principals for voting proxies on behalf of its clients. While these principals shape its policies, DSA always reviews each proxy individually. As a result, there may be cases in which DSA votes an individual proxy differently than otherwise stated within the summary. In such exceptional cases, DSA will document its reasoning.

II.	The Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

DSA’s voting on Director Nominees will be shaped by DSA’s assessment of a director’s record in representing the interests of shareholders. DSA pays particular attention to directors’ performance in the selection, evaluation and compensation of senior management. DSA prefers directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. DSA expects directors to construct compensation plans so that incentive compensation will not be paid if performance is below these hurdles.

B.	Classification/Declassification of a Board [1]

DSA votes against proposals to classify a board. DSA votes for proposals to repeal classified boards and to elect all directors annually.

III.	Executive Compensation

DSA determines whether or not a proposal for long-term incentive compensation is appropriate based on whether the proposal would allow management to receive significant incentive compensation if long-term returns to shareholders would be considered poor.

1 A complete copy of DSA’s Proxy Policies and Procedures may be obtained by writing to: Davis Selected Advisers, L.P.  Attn: Chief Compliance Officer, 2949 East Elvira Road, Suite 101 Tucson, Arizona, 85706

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IV.	Tender Offer Defenses

A.	Poison Pills

DSA will generally vote against management proposals to ratify a poison pill. DSA will generally vote for shareholder proposals to redeem a poison pill.

V.	Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering such factors as: long-term financial performance of the target company relative to its industry; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

VI.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. DSA will generally only vote for those proposals that provide coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

VII.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account such factors as: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; and changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring

Votes on corporate restructuring proposals are considered on a case-by-case basis.

VIII.	Social and Environmental Issues

DSA will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore, best done by management.

IX.	Capital Structure

A.	Common Stock Authorization

DSA review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Dual-class Stock

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DSA will generally vote against proposals to create a new class of common stock with superior voting rights. DSA will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders.
2.	It is not designed to preserve the voting power of an insider or significant shareholder.

C.	Identifying and Resolving Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA’s interests and those of its clients, DSA will consider:

1.	Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; or
2.	Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

D.	Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

E.	Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of in a manner that is consistent with the best interests of clients. The Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation, which may include:

1.	Voting consistent with DSA’s Guiding Principles[2] are presumed to be consistent with the best interests of clients;
2.	Disclosing the conflict to the client and obtaining the client’s consent prior to voting the proxy;
3.	Obtaining guidance from an independent third party; or

Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

 2 DSA’s Guiding Principles are located in DSA’s complete Proxy Voting Policies and Procedures.

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X.	Tender Offer Defenses

A.	Poison Pills

DSA will generally vote against management proposals to ratify a poison pill. DSA will generally vote for shareholder proposals to redeem a poison pill.

XI.	Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering such factors as: long-term financial performance of the target company relative to its industry; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

XII.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. DSA will generally only vote for those proposals that provide coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

XIII.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account such factors as: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; and changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring

Votes on corporate restructuring proposals are considered on a case-by-case basis.

XIV.	Social and Environmental Issues

In general, DSA abstains from voting on shareholder social and environmental proposals because their impact on share value can rarely be anticipated with any high degree of confidence.

XV.	Capital Structure

A.	Common Stock Authorization

DSA review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Dual-class Stock

DSA will generally vote against proposals to create a new class of common stock with superior voting rights. DSA will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

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1.	It is intended for financing purposes with minimal or no dilution to current shareholders.
2.	It is not designed to preserve the voting power of an insider or significant shareholder.

C.	Identifying and Resolving Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA’s interests and those of its clients, DSA will consider:

1.	Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; or
2.	Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

D.	Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

E.	Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest that it becomes aware of in a manner that is consistent with the best interests of clients. The Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation, which may include:

1.	Voting consistent with DSA’s General Proxy Voting Policies, which are presumed to be consistent with the best interests of clients;
2.	Disclosing the conflict to the client and obtaining the client’s consent prior to voting the proxy;
3.	Obtaining guidance from an independent third party; or
4.	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

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Transamerica Investment Management, LLC ("TIM")
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Growth Fund

It is TIM’s policy to vote proxies in the best interest of its clients at all times pursuant to its Proxy Voting Policy (the "Policy"). TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. In order to implement and monitor this Policy, TIM has established a Proxy Committee (the "Committee"), which has responsibility for review of proxies to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies. It is the Committee’s responsibility to ensure that proxy votes are made in accordance with the Policy. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. The following is a concise summary of TIM’s proxy voting policy guidelines.

I.	Summary of Proxy Voting Guidelines

II.	Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

C.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

III.	Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

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IV.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

V.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

VI.	Capital Structure

A.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

B.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

VII.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan versus. the operating income and overall profitability of the firm in question. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

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B.	Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

VIII.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

IX.	Use of Independent Third Party

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is Institutional Shareholder Services, Inc. ("ISS"). TIM will consider the research provided by ISS when making voting decisions on proxy issues. The final determination on voting, however, rests with TIM.

X.	Conflicts of Interest Between TIM and Clients

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety:

•	Vote in accordance with the recommendation of the Independent Third Party; or
•	Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

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Ariel Capital Management, Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Value Fund

Ariel Capital Management, Inc. ("Ariel"), as a federally registered investment adviser, exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. Ariel takes its ownership responsibilities very seriously. Ariel exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments. Ariel acquires and holds a company’s securities in the portfolios it manages with the expectation that the securities will be a good long-term investment and will appreciate in value. As such, Ariel votes proxies with a focus on the investment implications of each proxy proposal. While Ariel’s proxy voting guidelines, a summary of which is listed below, provide a framework for voting, votes are ultimately cast on a case-by-case basis. Ariel’s voting guidelines are designed to reflect its view of their potential impact on long-term shareholder value. These guidelines will frame the analysis of each proxy issue and provide a basis for decision-making. In evaluating issues, Ariel may consider information from many sources. Subject to the oversight and review of the Chief Compliance Officer and the Director of Research, Ariel research analysts are responsible for monitoring corporate actions and analyzing the issues raised by client proxies if Ariel has been assigned the right to vote the proxies. Personnel from the Operations Department ensure that the proxies are voted and that voting is done in a timely manner. Prior to casting a vote, Ariel may use its influence as a large voteholder to highlight certain management practices. Consistent with its fiduciary duties, Ariel may express to company management its views on key issues that affect shareholder value. At no time, however, does Ariel exercise any control over any company.

I.	Summary of Proxy Voting Guidelines

Summarized below is a description of Ariel’s general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in the client’s best interest to do so. All deviations from the stated guidelines will be documented. As part of our investment process Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality management, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of Ariel to vote its investment responsibility shares in favor of proposals recommended by the Board, except when a Board proposal or recommendation has the potential to run counter to our goal of maximizing the long-term value of our clients’ investments. While the majority of proxies voted are routine issues, i.e., election of directors and selection of auditors, all non-routine issues are analyzed on a case-by-case basis by the Ariel research analyst who follows the company in question. Below is a summary of the guidelines which generally guide this decision-making.

II.	Approval and/or amendments to Executive compensation.

Ariel recognizes the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, Ariel favors stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. Each compensation plan is evaluated on a case-by-case basis.

III.	Classified Board and/or Staggered Board.

In general, Ariel is not opposed to classified Boards.

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IV.	Withholding Board Authority.

In general, Ariel does not vote to withhold Board Authority. However, in rare instances Ariel may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

V.	Golden Parachutes.

Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders return, Ariel is generally opposed to any proposal for this type of compensation.

VI.	Poison Pills.

In general, Ariel opposes poison pills.

VII.	Mergers/Reorganizations.

Ariel strongly believes shareholders have an absolute right to vote on mergers and reorganizations. Ariel reviews each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on Ariel’s view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

VIII.	Northern Ireland.

Ariel votes in favor of any shareholder proposal which calls for the adoption or implementation of the MacBride principles.

IX.	Environmental.

Because a company’s environmental policies and record can have a substantial effect on financial performance, Ariel favors resolutions asking for a report of current environmental practices.

X.	Conflicts of Interest

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may still involve an apparent conflict between the interests of Ariel’s client and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:

•	Whether Ariel has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Ariel may have an economic incentive to vote in a manner that would please corporate management if Ariel was in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Ariel. Such business could include, among other things, managing company retirement plans or serving as sub-adviser for funds sponsored by the company.

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•	Whether there are any business or personal (including familial) relationships between an Ariel employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

•	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Ariel.

The Legal and Compliance Department will initiate the process of soliciting information from Ariel’s marketing departments regarding any actual or potential conflicts as outlined above. Compliance then forwards such information to the Operations Department.

If the Legal and Compliance Department determines that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred by the analyst after review and voting to the Proxy Resolution Committee (the "Committee"). The Committee is charged with determining whether the analysts’ decisions regarding proxy voting are based on the best interests of our clients and are not the product of a conflict. Proxy votes consistent with Ariel’s general proxy voting guidelines are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

The Committee consists of the following individuals:

•	The four Senior Vice Presidents of Portfolio Management; and
•	The Compliance Officer (in his absence, the General Counsel).

Any decision by the Committee must be approved by at least 3 of the 5 members of the Committee.

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Cramer Rosenthal McGlynn, LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Small/Mid Cap Value Fund

The Advisor has delegated authority to vote proxies relating to equity securities held by the AssetMark Small/Mid Cap Value Fund to Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm"). In exercising such voting authority, CRM shall vote proxies in the best interest of the fund shareholders and shall not subrogate the fund’s interest to its own. The Firm’s Policies and Procedures for Proxy Voting are designed to assure that CRM votes all proxies in the best interests of the fund shareholders and to provide the fund with information about how proxies are voted.

I.	CRM’s Proxy Voting Process

It is CRM’s policy to monitor corporate actions, analyze proxy solicitation materials, and vote all proxies for stocks which are held in the fund as of the record date in a timely and appropriate manner. CRM monitors corporate actions electronically through a proxy service provided by Automated Data Processing ("ADP"). Through the service, CRM receives electronic notice of upcoming proxy votes, meetings and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM utilizes the service to electronically vote such proxies. CRM reviews and analyzes all proxy materials through an independent third party, Institutional Shareholder Services ("ISS"). ISS provides CRM with detailed analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value in order to maximize shareholder value.

CRM’s voting policies are applied consistently across all portfolios within each category. As a general matter, CRM votes client proxies in accordance with ISS recommendations. CRM believes that proxies are voted in a manner that is in the best interests of the fund when the final votes are left to an impartial body that is focused on proxy policy. However, ultimate decision-making authority as to how a proxy shall be voted rests with CRM and there may be instances where CRM believes that following ISS recommendations would not be in the best interests of the fund. ISS’ Guidelines are summarized below.

II.	Corporate Governance Matters

A.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis. Certain actions by directors should result in votes being withheld, including directors who:

1.	Attend less than 75 percent of the board and committee meetings without a valid excuse
2.	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
3.	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

B.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

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C.	Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

III.	Capital Structure

A.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

B.	Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

IV.	Management Compensation

A.	Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

B.	Employee', Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

C.	Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

V.	Social Issues

A.	Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing.

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B.	Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis.

VI.	Instances Where CRM Does Not Vote in Accordance with ISS Recommendations

There may be instances where the Firm determines that it is not in the best interest of the fund to follow ISS recommendations with respect to certain proxy vote(s). These instances typically involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights (or poison pill) plan or proxy contests, involving, for instance, a hostile takeover attempt. In these cases, CRM shall document the reasons for such decision.

VII.	Conflicts and Potential Conflicts of Interest Between the Advisor and its Clients

CRM recognizes that there may be conflicts of interest or potential conflicts of interest between itself and its clients with respect to the voting of proxies of certain companies and/or voting on specific corporate actions and has taken steps to develop a mechanism for identifying such conflicts. Examples of such conflicts include, but are not limited to, instances where: CRM manages the assets of companies for which it votes proxies on behalf of clients; CRM employees may be members of the Boards of Directors of companies for which proxies are voted; CRM has business or personal relationships with companies for which proxies are voted; CRM has business of personal relationships with individuals who may be candidates for issuer’s boards of directors.

It is CRM’s policy that such conflicts and potential conflicts shall not affect the manner in which it votes client proxies. Proxy votes that may involve a conflict are voted in the same manner as other securities. When a conflict or potential conflicts exists, CRM will vote as recommended by ISS, subject to a review by the Compliance Committee to ensure that voting is in the best interests of clients.

CRM has created a "Watch List" of issuers that may present potential conflicts. Proxy votes relating to issues on the Watch List are voted in accordance with the procedures above. A member of the Compliance Committee shall review and monitor proxy materials and pre-approve all proxy votes made with respect to any security on the Watch List and any security where any actual or potential conflict of interest (material or immaterial) may be involved.

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Oppenheimer Capital Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark International Equity Fund

AssetMark Investment Services, Inc. has delegated proxy voting authority for the AssetMark International Equity Fund to Oppenheimer Capital LLC ( "OpCap"). When voting proxies, OpCap’s primary objective is to make voting decisions solely in the best economic interests of its clients. OpCap will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. OpCap has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that OpCap is voting in the best interest of its clients. The Proxy Guidelines reflect OpCap’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, OpCap may review additional criteria associated with voting proxies and evaluate the expected benefit to the fund when making an overall determination on how or whether to vote the proxy. In addition, OpCap may refrain from voting a proxy on behalf of the fund due to de-minimis holdings, impact on the portfolio and items relating to foreign issuers. For example, OpCap may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on OpCap’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, OpCap may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process.

I.	Conflicts of Interest

OpCap may have conflicts of interest that can affect how it votes its clients’ proxies. For example, OpCap or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which OpCap votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of OpCap may designate an employee or a proxy committee to be responsible for addressing how OpCap resolves such material conflicts of interest with its clients.

II.	Summary of Proxy Voting Guidelines

A.	Board of Directors

1.	Election of Board of Directors:

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OpCap will generally vote with management for the routine election of directors unless:
•	There are clear concerns due to the company having displayed a record of poor performance;
•	The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or
•	Criminal activity by the board or a particular board nominee.

III.	Compensation Related

A.	Employee Stock Ownership Plans (ESOP):

OpCap will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOPs provided that the following criteria are met:

1.	The purchase price is at least 85% of fair market value;
2.	The offering period is 27 months or less;
3.	Voting power dilution is no more than 10%.

B.	Executive/Director/Outside Director Stock Option Plans:

OpCap will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, OpCap will generally consider the following criteria:

1.	That the dilution of existing shares is no more than 5%;
2.	That the stock option plan is incentive-based;
3.	That the stock option plan does not allow for discounted stock options;
4.	For mature companies, that the stock option plan does not constitute more than 5%
5.	of the outstanding shares at the time of approval;
6.	For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

IV.	Capital Structure

A.	Authorization of Additional Common Stock:

OpCap will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. OpCap will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

B.	Authorization of Additional Preferred Stock:

OpCap will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

1.	The proposal is for the issuance of blank check preferred stock;
2.	The issuance of preferred stock is greater than 50% of current issued capital;
3.	The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

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4.	The additional preferred shares will be used as part of a takeover defense.

V.	Corporate Transactions

A.	Mergers and Acquisitions:

OpCap will evaluate merger and acquisition management proposals on a case-by-case basis. OpCap will generally consider the following factors:

1.	Anticipated financial and operating benefits;
2.	Offer price (cost vs. premium);
3.	Prospects of the combined companies;
4.	How the deal was negotiated:
5.	Changes in corporate governance and their impact on shareholder rights;
6.	Corporate restructuring;
7.	Spin-offs;
8.	Asset sales;
9.	Liquidations;
10.	Rights of appraisal.

VI.	Anti-Takeover Defenses and Related Proposals

A.	Greenmail:

OpCap will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above market price in exchange for the bidder’s agreement not to acquire the target company. OpCap will generally vote against management proposals to adopt anti-takeover greenmail provisions.

B.	Poison Pills:

A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. OpCap will evaluate poison pill management proposals on a case-by-case basis. OpCap will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

C.	Classified Boards:

OpCap will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

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Clay Finlay Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark International Equity Fund

Clay Finlay recognizes its fiduciary responsibility to vote proxies in the best interests of its clients. In order to fulfill this responsibility, Clay Finlay has adopted these policies and procedures. Clay Finlay has contracted with ISS for services regarding proxy voting. ISS performs research on global companies and uses this research to make voting recommendations. ISS has developed guidelines for its recommendations, including the following:

I.	Summary of Proxy Voting Guidelines

A.	Director Elections

1.	Vote FOR management nominees in the election of directors, unless:

•	there are clear concerns about the past performance of the company or the board; or
•	the board fails to meet minimum corporate governance standards.

2.	Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
3.	Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
4.	Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

II.	Board Structure

A.	Vote FOR proposals to fix board size.

B.	Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

C.	Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

III.	Increases in Authorized Capital

A.	Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

B.	Vote FOR specific proposals to increase authorized capital to any amount, unless:

1.	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
2.	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

C.	Vote AGAINST proposals to adopt unlimited capital authorizations.

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IV.	Reduction of Capital

A.	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

V.	Capital Structures

A.	Vote FOR resolutions that seek to maintain or convert to a one share, on vote capital structure.

B.	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

VI.	Preferred Stock

A.	Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

B.	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

C.	Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

D.	Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

VII.	Convertible Debt Issuance Requests

A.	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

B.	Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

VIII.	Share Repurchase Plans

A.	Vote FOR share repurchase plan, unless:

1.	clear evidence of past abuse of the authority is available; or
2.	the plan contains no safeguards against selective buybacks.

IX.	Mergers and Acquisitions

A.	Vote FOR mergers and acquisitions, unless:

1.	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
2.	the company’s structure following the acquisition or merger does not reflect good corporate governance.

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B.	Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

C.	ABSTAIN if there is insufficient information available to make an informed voting decision.

X.	Compensation Plans

A.	Vote compensation plans on a CASE-BY-CASE basis.

XI.	Anti-takeover Mechanisms

A.	Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

XII.	Clay Finlay’s Use of ISS Recommendations

On a daily basis, Clay Finlay provides ISS with a list of fund holdings in electronic form. Using this information, ISS provides, via its web site, details of each shareholders’ voting resolution, together with the recommendations of company management and ISS. The resolutions and recommendations are reviewed by the portfolio manager who may, on occasion, wish to vote differently to ISS’s recommendation.

XIII.	Avoidance of Conflicts of Interest

Occasions may arise during the voting process in which the best interests of the fund conflicts with Clay Finlay’s interests. Conflicts of interest generally include situations where Clay Finlay has a business relationship, or is actively seeking business from a company soliciting proxies, and situations where there are personal or family relationships with such company.

In cases where the portfolio manager wishes to vote differently to ISS’s recommendation, it is required that a form be completed providing an explanation of the reason for opposing ISS. This form must be signed and submitted to the Compliance Officer for review. The Compliance Officer, if satisfied that no conflict of interest exists, will approve the opposing vote, otherwise the ISS recommendation will be used. The Compliance Officer will report to Clay Finlay’s Executive Committee any attempts by outside parties or others to unduly influence voting.

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Adelante Capital management LLC
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Real Estate Securities Fund

These written policies and procedures are designed to reasonably ensure that Adelante votes proxies in the best interest of clients for which it has voting authority; and describes how Adelante addresses material conflicts between its interests and those of its clients with respect to proxy voting. Adelante has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While our Proxy Committee relies upon ISS research in establishing Adelante’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, Adelante may deviate from ISS recommendations on general policy issues or specific proxy proposals. The following is a summary of the general voting positions taken with respect to various common types of shareholder proposals. In each instance, the general voting position is subject to review by the portfolio management area:

I.	Corporate Governance Issues

A.	Approve Reorganization Plan	Case-by-case
B.	Approve Restructuring Plan	Case-by-case
C.	Approve Acquisition Agreement	Case-by-case
D.	Approve Merger Agreement	Case-by-case
E.	Adopt Supermajority provisions	Against
F.	Approve/Amend Poison Pill Plans	Case-by-case
G.	Authorize Board to Amend Charter	Against

II.	Changes to Capital Structure

A.	Increase/Reduce Common Stock Authorization	For
B.	Approve Authorized Stock Increase for Stock Split	For
C.	Approve Preferred Stock Conversion	Case-by-case

III.	Stock Option Plans & Compensation

A.	Approve/Amend Employee Stock Option Plan	Case-by-case
B.	Approve Option Exchange Plan	Against
C.	Approve Deferred Compensation Plan	Case-by-case
D.	Approve/Amend Retirement Plan	Case-by-case

IV.	Social and Corporate Responsibility Issue

A.	Bar Credit to Countries with Human Rights Violations	Against
B.	Establish Human Rights Policy	For
C.	Amend/Review Standards of Corporate Code	Case-by-case
D.	Encourage Diversity/Inclusiveness on Boards	For

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Adelante utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Adelante’s holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Adelante through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Adelante upon request.

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Adelante. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Adelante defines the best interest of the client primarily with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client’s perspective. Because circumstances differ between clients, some clients may vote their own proxies while others have authorized Adelante to vote on their behalf.

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

V.	Resolving Potential Conflicts of Interest

The Adelante Proxy Manager is responsible for identifying potential conflicts of interest that may arise in the proxy voting process. Examples of potential conflicts of interest include situations where Adelante or an affiliate, or personnel of either entity:

Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting or other services to a company whose management is soliciting proxies;

Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the Adelante Proxy Manager will refer the matter to the Proxy Voting Committee for resolution, which will obtain client consent before voting.

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AEW Capital Management L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Real Estate Securities Fund

In general, if AEW believes that a company’s management and board have interests sufficiently aligned with those of their client, they will vote in favor of board-approved proposals. More specifically, AEW seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases, this may be best accomplished by having a majority of independent board members. Although AEW will examine board member elections on a case-by-case basis, AEW will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders (such as mergers, acquisitions, re-incorporations, adoptions of anti-takeover measures, changes to capital structures and executive compensation plans, among others), and the variety of industries, companies and market cycles involved, it is extremely difficult to foresee exactly what actions would be in the best interests of AEW’s clients in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, AEW will take a case-by-case approach to voting on proposals presenting these transactions.

Summary of Proxy Voting Guidelines

The goal of AEW’s Proxy Voting Policies and Procedures is to provide guidance in voting proxies and responding to other shareholder solicitations. These guidelines are not exhaustive and do not include all potential voting issues. This means that company-specific analysis should be performed and that automatic voting procedures are not generally appropriate or acceptable. Proxy voting decisions should be handled on a case-by-case basis.

(a)	Proxy Voting.

The following policies and procedures should generally be followed when voting proxies:

▪	AEW should take reasonable steps under the circumstances to assure that AEW has actually received all of the proxies for which it has voting authority.

▪	When voting proxies AEW should act prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW should consider those factors that would affect the value of its clients’ investments and should not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations.

▪	If AEW believes that the company’s management and board have interests sufficiently aligned with those of the clients, AEW may vote in favor of proposals recommended by the company’s board.

▪	AEW subscribes for services from Institutional Shareholder Services ("ISS"). ISS provides research, analysis and voting recommendations as well as reporting relating to proxy voting. To the extent not inconsistent with the general principles set forth above or the specific matters identified below, AEW will generally vote in accordance with the ISS proxy voting guidelines.

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(b)	Voting Guidelines - Specific Matters Submitted to Shareholders

•	Corporate Governance and Structure

Board of Directors/Trustees

AEW seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases, this may be best accomplished by having a majority of independent board members. Although AEW will examine board member elections on a case-by-case basis, AEW will generally vote for the election of directors that would result in a board compromised of a majority of independent directors. In addition, key board committees should generally be comprised of at least a majority of independent board members. For all other votes regarding boards of directors, AEW will vote on a case-by-case basis.

Merger Acquisitions, Reincorporation and Other Transactions

Companies may ask their shareholders to vote on a variety of different types of transactions, including mergers, acquisitions, re-incorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, our vote on proposals to effect these types of transactions will be determined on a case-by-case basis.

Anti-Takeover Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of the stock of a company without the approval of management or the board. Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank-check preferred stock, or the creation of a separate class of stock with unequal voting rights. However, some of the proposals may benefit shareholders in certain circumstances. Because of the variety of such proposals and their varied effects on security holders, our vote on anti-takeover measures will be determined on a case-by-case basis.

Capital Structure

Shareholders of companies may be presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split. As with mergers and acquisitions, there are a variety of transactions that may be presented to shareholders. Accordingly, AEW will vote on a case-by-case basis involving changes to a company’s capital structure.

•	Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. The decision to favor or oppose compensation plans can be fact-intensive and unique. Accordingly, AEW will vote on a case-by-case basis.

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•	Other Business Matters

Proxy statements generally involve the approval of routine business matters and procedural matters relating to shareholders meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, AEW will generally vote for board-approved proposals regarding such matters.

(c)	Conflicts of Interest.

Occasions may arise where a person or organization involved in the proxy voting process may have a potential conflict of interest. A potential conflict of interest may exist, for example, if AEW has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a potential conflict of interest relating to a particular proposal should disclose the potential conflict to AEW’s Compliance Officer. The Compliance Officer will review the potential conflict of interest to determine if a conflict of interest in fact exists. Where a conflict is determined to exist, appropriate steps will be taken to ensure that the action taken was made solely on the investment merits and without regard to any other consideration.

In the event of a conflict of interest involving any proxy vote, AEW will generally vote in accordance with recommendations provided by ISS or another independent party proxy service provider.

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Goldman Sachs Asset Management, L.P.
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Core Plus Fixed Income Fund

Goldman Sachs Asset Management ("GSAM") has adopted proxy voting policies and procedures for securities held in client accounts (the "Policy"). This Policy is designed to ensure that GSAM complies with its legal, fiduciary and contractual obligations where GSAM has the authority to vote proxies. GSAM’s guiding principles in voting proxies are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

I. Summary of Proxy Voting Guidelines

GSAM utilizes independent service providers to assist it with implementing its proxy voting decisions under the GSAM Policy. GSAM currently use is Institutional Shareholder Services ("ISS") as its primary proxy voting service provider. ISS provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist GSAM in satisfying its proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decision which are favorable to shareholders’ interests. GSAM may, however, hire other service providers to supplement or replace ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Policy.

The following is a concise summary of the ISS Guidelines, which form the substantive basis of GSAM’s Policy with respect to public equity investments.

1. Board of Directors

a.     Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b.     Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

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c.	Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include     the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.    Proxy Contests

a.    Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.    Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

3.    Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

4.    Capital Structure

a.    Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

5.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company specific dilution cap.

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Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

6.    Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

II.    Conflicts of Interest

The GSAM Policy also contains procedures to address potential conflicts of interest. These procedures include the adoption of and reliance on the GSAM Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of these Guidelines by ISS. The Policy also establishes a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

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Western Asset Management Company
Summary of Proxy Voting Policies
Sub-Advisor to the AssetMark Core Plus Fixed Income Fund

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that are believed to be are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. Western Asset’s authority to vote the proxies of its clients is established through investment management agreements or comparable documents, and its proxy voting guidelines has been tailored to reflect these specific contractual obligations.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients..

Summary of Proxy Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

I.     Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent board of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.     Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating of the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

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a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans or proposals that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in a dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals authorizing share repurchase programs.

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.    Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

a.	Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.    Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters reliant to the shareholder meeting.

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a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified substantive business at the meeting.

II.     Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.     Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

If a material conflict of interest exists, Western Asset seeks voting instructions from an independent third party.

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Valuation of Shares

Shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next computed following acceptance of an order by the Fund. Each Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined generally at 4:00 p.m. Eastern Time on each day the Fund is open. The Fund is generally open on the same days that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An example of how the Fund calculated its total offering price per shares as of June 30, 2004 is as follows:

	Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Large Cap Growth Fund	$ 344,452,770	=	$ 9.16
37,620,752

Large Cap Value Fund	$ 340,186,439	=	$ 10.96
31,041,826

Small/Mid Cap Growth Fund	$ 87,189,588	=	$ 9.49
9,191,520

Small/Mid Cap Value Fund	$ 98,948,678	=	$ 12.93
7,653,267

International Equity Fund	$ 261,777,374	=	$ 10.43
25,103,816

Real Estate Securities Fund	$ 79,795,852	=	$ 13.66
5,843,512

Tax-Exempt Fixed Income Fund	$ 80,301,556	=	$ 10.75
7,466,470

Core Plus Fixed Income Fund	$ 284,788,044	=	$ 10.38
27,425,154

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® National Market and Small Capsm exchanges ("NASDAQ") for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the Fund is open for business ("Business Day")). Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

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Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board of Trustees.

Purchase and Redemption of Shares

The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form. As described in the Funds’ prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds’ Transfer Agent (or their authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders or that could adversely affect the Fund or its operations.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

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Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor, and/or the Custodian are not open for business.

Portfolio Transactions

Assets of a Fund are invested by the Advisor and the sub-advisor(s) in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Advisor or sub-advisor(s) deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Advisor or sub-advisor(s) negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisor(s) generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the sub-advisor(s). The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts. In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trust may also enter into arrangements, commonly referred to as "brokerage/service arrangements" with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion a Fund’s custodian, administrative or transfer agency fees, etc., and, in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The sub-advisor, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

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The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Advisor or sub-advisor. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The brokerage commissions paid by the Funds for the fiscal years ended, June 30, 2002, 2003 and 2004 were as follows:

	Total Brokerage Fee Paid
Fund:	2004	2003	2002
Large Cap Growth Fund	$313,380	$149,350	$101,747
Large Cap Value Fund	$411,714	$178,139	$160,012
Small/Mid Cap Growth Fund	$188,582	$52,461	$25,220
Small/Mid Cap Value Fund	$215,438	$85,238	$50,778
International Equity Fund	$678,163	$426,069	$171,382
Real Estate Securities Fund	$44,931	$14,738	$23,569
Tax-Exempt Fixed Income Fund	$0	$0	$0
Core Plus Fixed Income Fund	$0	$0	$0

For the period June 29, 2001 (commencement of operations) through June 30, 2004, there were no affiliated broker-dealer transactions.

For the fiscal years ended June 30, 2002, 2003 and 2004, the Funds paid the following brokerage commissions to brokers who also provided research services:

	Fees paid for Soft Dollar Arrangements
Fund:	2004	2003	2002
Large Cap Growth Fund	$44,258	$37,634	$22,276
Large Cap Value Fund	$1,000	$1,175	$2,098
Small/Mid Cap Growth Fund	$49,206	$9,176	$5,519
Small/Mid Cap Value Fund	$21,657	$12,503	$2,697
International Equity Fund	$47,548	$65,417	$0
Real Estate Securities Fund	$3,660	$1,087	$26
Tax-Exempt Fixed Income Fund	$0	$0	$0
Core Plus Fixed Income Fund	$0	$0	$0

The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. The following tables identify, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the fiscal year end, June 30 2004.

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Large Cap Growth Fund
Broker-Dealer	Aggregate Value
AG Edwards	$2,004,367
Merrill Lynch	$2,893,328
Charles Schwab Corp	$4,259,296

Large Cap Value Fund
Broker-Dealer	Aggregate Value
Citigroup Inc.	$6,491,400
JP Morgan Chase & Co.	$3,103,151
Morgan Stanley	$1,662,255

International Equity Fund
Broker-Dealer	Aggregate Value
Nomura Holdings	$1,883,700

The Small/Mid Cap Growth Fund, the Small/Mid Cap Value Fund, the Real Estate Securities Fund, Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund did not own securities of their regular broker dealers.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended June 30, 2002, 2003 and 2004, the Funds had the following portfolio turnover rates:

	Portfolio Turnover Rates
Fund:	2004	2003	2002
Large Cap Growth Fund	24.66%	30.47%	82.84%
Large Cap Value Fund	26.27%	49.79%	94.61%
Small/Mid Cap Growth Fund	56.19%	19.02%	51.57%
Small/Mid Cap Value Fund	82.83%	64.32%	84.19%
International Equity Fund	60.74%	148.87%	76.83%
Real Estate Securities Fund	24.30%	28.71%	68.04%
Tax-Exempt Fixed Income Fund	18.90%	19.18%	11.02%
Core Plus Fixed Income Fund	11.82%	52.99%	39.01%

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Taxes

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in an additional separate section that is provided below for the Tax-Exempt Fixed Income Fund.

Distributions of net investment income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividends) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Income dividends earned by a Fund (other than the Fixed Income Funds) from the following income sources will be qualified dividends eligible for taxation at long-term capital gain rates:
•	dividends paid by domestic corporations,
•	dividends paid by qualified foreign corporations, including:
-	corporations incorporated in a possession of the U.S.,
-	corporations eligible for benefits of a comprehensive income tax treaty with the United States which the Treasury determines is satisfactory and which includes an exchange of information program, and
-	corporations whose stock is readily tradable on an established securities market in the United States.

If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of each Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

A Fund must meet certain holding period requirements to qualify the Fund’s dividends for taxation at long-term capital gain rates. Specifically, a Fund must hold the portfolio stock for at least 60 days during the 120-day period beginning 60 days before the stock became ex-dividend (or 90-days and 180-days, respectively, for preferred stock).

In order to be treated as a "qualified foreign corporation" under the treaty test, IRS Notice 2003-69 states that a foreign corporation must be eligible for benefits of one of the following U.S. income tax treaties: Australia, Austria, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela.

Dividends from corporations exempt from tax and dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs) do not qualify for this favorable tax treatment. Additionally, income dividends paid from interest earned by a Fund on debt securities will continue to be taxed at the higher ordinary income tax rates.

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Distributions of capital gain

A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you.

Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis in shares of a Fund is taxable as a capital gain.

In the case of the International Equity Fund, if more than 50% of such Fund’s total assets at the end of the fiscal year is invested in foreign securities, the International Equity Fund may elect to pass through to you your pro rata share of foreign taxes paid by such Fund. If this election is made, the year-end statement you receive from the International Equity Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The International Equity Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the amount and tax character of distributions

The financial institution or intermediary will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such a course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

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Excise tax distribution requirements

To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different AssetMark Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Redemptions at a loss within six months of purchase

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash sales

All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. government securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

If you are a corporate shareholder, a percentage of the dividends to be paid by certain Funds for the most recent fiscal year may qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

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Investment in complex securities

A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE TAX-EXEMPT FIXED INCOME FUND

The tax information described in section above applies to the Tax-Exempt Fixed Income Fund, except as noted in this section.

Exempt-interest dividends

By meeting certain requirements of the Code, the Tax-Exempt Fixed Income Fund will qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state’s personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from taxable income

The Tax-Exempt Fixed Income Fund may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by the Tax-Exempt Fixed Income Fund from such income will be taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Information on the amount and tax character of distributions

The Tax-Exempt Fixed Income Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Tax-Exempt Fixed Income Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Tax-Exempt Fixed Income Fund in December but paid in January are taxed to you as if paid in December.

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Dividends-received deduction for corporations

Because the Tax-Exempt Fixed Income Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Treatment of private activity bond interest

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Tax-Exempt Fixed Income Fund.

Loss of status of securities as tax-exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Tax-Exempt Fixed Income Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

Performance Information

The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105-2119, serves as the Funds’ independent registered public accounting firm, whose services include examination of the Funds’ financial statements and the performance of other related audit and tax services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 serves as the Funds’ legal counsel.

B-101

Financial Statements

The 2004 Annual Report for the Fund for the fiscal year ended June 30, 2004 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

Appendix

Standard & Poor’s ("S&P") Corporate Bond Rating Definitions

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

B-102

Ba-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

B-103

ASSETMARK FUNDS

PART C

Item 22. Exhibits.

(a)	Declaration of Trust

(1)    Certificate of Trust as filed with the Secretary of State of Delaware on January 2, 2001 was previously filed with Registrant’s Initial Registration on Form N-1A filed with the SEC on January 9, 2001 and is incorporated by reference.

(2)    Agreement and Declaration of Trust dated January 8, 2001 was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(b)	Bylaws dated January 8, 2001 were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(c)	Instruments Defining Rights of Security Holders

See Articles III, V and VI of the Registrant’s Agreement and Declaration of Trust previously filed with the Registrant’s Initial Registration Statement on Form N-1A on April 12, 2001 and incorporated by reference.

See also, Article II of the Registrant’s Bylaws, previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(d)	Investment Advisory Agreements

(1)	Investment Advisory Agreement between Registrant and AssetMark Investment Services, Inc. was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(2)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Brandes Investment Partners, L.P. was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(3)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Davis Selected Advisors was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(4)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and TCW Investment Management Company was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(5)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Atlanta Capital Management Company, LLC was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(6)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Cramer Rosenthal McGlynn, LLC was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(7)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Ariel Capital Management, Inc. was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(8)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Transamerica Investment Management, LLC. was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on October 28, 2003 and is incorporated by reference.

(9)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Clay Finlay, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on October 28, 2003 and is incorporated by reference.

(10)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Oppenheimer Capital, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on October 28, 2003 and is incorporated by reference.

(11)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Adelante Capital Management LLC (formerly, Lend Lease Rosen Real Estate Securities, LLC) is filed herewith as Exhibit No. EX-99.d.11.

(12)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Weiss Peck & Greer, L.L.C. was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(13)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and AEW Capital Management, L.P. is filed herewith as Exhibit No. EX-99.d.13.

(14)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Goldman Sachs Asset Management, L.P. is filed herewith as Exhibit No. EX-99.d.14.

(15)	Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Western Asset Management Company is filed herewith as Exhibit No. EX-99.d.15.

(e)	Underwriting Agreements

(1)	Distribution Agreement between AssetMark Capital Corporation and Registrant was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(2)	Sub-Distribution Agreement between AssetMark Capital Corporation and Quasar Distributors, LLC was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(f)	Bonus or Profit Sharing Contracts

  Not Applicable.

(g)	Custodian Agreements

(1)	Custodian Agreement between Registrant and U.S. Bank, N.A was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(2)	Form of Amended and Restated Custody Agreement between Registrant and U.S. Bank, N.A is filed herewith as Exhibit No. EX-99.g.2.

(h)	Other Material Contracts

(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(2)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(4)	Assumption Agreement between Registrant and Ariel Capital Management, LLC is filed herewith as Exhibit No. EX-99.h.4.

(i)	Opinion and Consent of Counsel was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(j)	Other Opinions

(1)	Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit No. EX-99.j.1

(2)	Power of Attorney dated March 29, 2001 was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(k)	Omitted Financial Statements

   Not Applicable.

(l)	Agreement Relating to Initial Capital was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001 and is incorporated by reference.

(m)	Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(n)	Rule 18f-3 Plan

   Not Applicable.

(o)	Reserved.

(p)	Code of Ethics

(1)	Joint Code of Ethics for AssetMark Investment Services, Inc. and AssetMark Capital Corporation is filed herewith as Exhibit No. EX-99.p.1.

(2)	Code of Ethics for Brandes Investment Partners, L.P. was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(3)	Code of Ethics for Davis Selected Advisors was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(4)	Code of Ethics for TCW Investment Management Company was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(5)	Code of Ethics for Atlanta Capital Management Company was previously filed with Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on September 9, 2002 and is incorporated by reference.

(6)	Code of Ethics for Cramer Rosenthal McGlynn, LLC is filed herewith as Exhibit No. EX-99.p.6

(7)	Code of Ethics for Ariel Capital Management, Inc. is filed herewith as Exhibit No. EX-99.p.7.

(8)	Code of Ethics for Transamerica Investment Management, LLC. was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on October 28, 2003 and is incorporated by reference.

(9)	Code of Ethics for Clay Finlay, Inc. is filed herewith as Exhibit No. EX-99.p.9.

(10)	Code of Ethics for Oppenheimer Capital, Inc. is filed herewith as Exhibit No. EX-99.p.10.

(11)	Code of Ethics for Adelante Capital Management, LLC (formerly, Lend Lease Rosen Real Estate Securities, LLC) was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(12)	Code of Ethics for Weiss Peck & Greer, L.L.C. was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(13)	Code of Ethics for Registrant was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001 and is incorporated by reference.

(14)	Code of Ethics for AEW Capital Management, L.P. is filed herewith as Exhibit No. EX-99.p.14.

(15)	Code of Ethics for Goldman Sachs Asset Management, L.P. is filed herewith as Exhibit No. 99.p.15.

(16)	Code of Ethics for Western Asset Management Company is filed herewith as Exhibit No. EX-99.p.16.

Item 23. Persons Controlled by or Under Common Control with Registrant.

 No person is directly or indirectly controlled by or under common control with the Registrant.

Item 24. Indemnification.

 Article VII, Section 1 of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent of the Trust; and Investment Adviser, Principal Underwriter or placement agent of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. Nothing herein contained shall limit the liability of any agent from or against any liability to the Trust or any Shareholder to which such agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties to the Trust or the Shareholders.

 Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 25. Business and Other Connections of the Investment Advisor.

 Other business, profession, vocation, or employment of a substantial nature in which each director, partner or principal officer of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

AssetMark Investment Services, Inc. (the “Advisor”)

 The Advisor is the investment advisor to each of the Registrant’s series, which currently consist of: AssetMark Large Cap Value Fund, AssetMark Large Cap Growth Fund, AssetMark Small/Mid Cap Value Fund, AssetMark Small/Mid Cap Growth Fund, AssetMark International Equity Fund, AssetMark Real Estate Securities Fund, AssetMark Tax-Exempt Fixed Income Fund, and AssetMark Core Plus Fixed Income Fund (the “Funds”). The principal business address of the Advisor is 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967. The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”).

Name and Position with AssetMark	Other Company/ Business/Employment	Position/Relationship with other Company
Richard E. Steiny, President	AssetMark Capital Corp. 2300 Contra Costa Blvd., Suite 425 Pleasant Hill, CA 94523	Vice President
Ronald D. Cordes, Chairman	AssetMark Capital Corp. 2300 Contra Costa Blvd., Suite 425 Pleasant Hill, CA 94523	President
James E. Minnick, Director	Atlantic Asset Management, LLC Clearwater House 2187 Atlantic Street Stamford, CT 06902	Director
	StoneRidge Investment Partners, LLC 7 Great Valley Parkway, Suite 290 Malvern, PA 19355	Director
	Lovell Minnick Partners, LLC 65 East 55th Street New York, NY 10022	President/ Managing Director
	Lovell Minnick Holdings 65 East 55th Street New York, NY 10022	President/ Managing Director
	PowellJohnson, Inc. 3322 West End Avenue Ninth Floor Nashville, TN 37203	Director
Ted Theophilos	Think Equity Partners February - August 2002	Chief Operating Officer
	Palm Inc. 400 N. McCarthy Blvd Milpitas, CA 95035 September 2002 - February 2003	SVP and General Counsel
	Moore Wallace Incorporated 1200 Lakeside Drive Bannockburn, IL 60015 February 2003 to March 2004 R. R. Donnelley 77 West Wacker Drive Chicago, IL 60601 March 2004 to date	EVP - Legal and Business Affairs Chief Administrative Officer
Cameron L. Miller, Director	Lovell Minnick Partners, LLC Four Embarcadero Center, Suite 3150 San Francisco, CA 94111	Principal/Vice-President
	Berkeley Capital Management LLC 650 California Street, 28th Floor San Francisco, CA 94108	Director and Chief Administrative Officer
	Denali Advisors, LLC 4350 La Jolla Village Drive, Suite 970 San Diego, CA 92122	Director

Brandes Investment Partners, LLC (“Brandes”)

 Brandes is a subadvisor to the Registrant’s Large Cap Value Fund. The principal business address of Brandes is 11988 El Camino Real, Suite 500, San Diego, CA 92191-9048. Brandes is an investment advisor registered under the Advisers Act.

 No director, partner or principal officer of Brandes has at any time during the last two fiscal years engaged for his or her own account in any other business, profession, vocation, or employment of a substantial nature.

Davis Selected Advisors (“Davis”)

 Davis is a subadvisor to the Registrant’s Large Cap Value Fund. The principal business address of Davis is 2949 E. Elvira Road, Suite 101, Tucson, Arizona, 85706. Davis is an investment advisor registered under the Advisers Act. The business and other connections of Davis set forth in the Uniform Application for Investment Adviser Registration of Davis (“Form ADV”) as filed with the SEC and incorporated by reference herein.

Name and Position with Davis Selected Advisers, L.P.	Other Company/ Business/Employment	Position/Relationship with other Company
Andrew A. Davis President	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	President
	Venture Advisers, Inc., 2949 East Elvira Road, Tucson, Arizona 8570	President
	Davis Selected Advisers-NY, Inc., 609 Fifth Ave., 11th Floor, New York, NY 10017	Vice President
Christopher C. Davis Chief Executive Officer	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	Chief Executive Officer
	Venture Advisers, Inc., 2949 East Elvira Road, Tucson, Arizona 8570	Vice Chairman
	Davis Selected Advisers-NY, Inc., 609 Fifth Ave., 11th Floor, New York, NY 10017	Chief Executive Officer & President

Kenneth C. Eich Chief Operating Officer	Davis Investments, LLC 2949 East Elvira Road, Tucson, Arizona 85706	Chief Operating Officer
	Venture Advisers, Inc., 2949 East Elvira Road, Tucson, Arizona 8570	Chief Operating Officer
	Davis Selected Advisers-NY, Inc., 609 Fifth Ave., 11th Floor, New York, NY 10017	Chief Operating Officer
	Davis Distributors, LLC, 2949 East Elvira Road, Tucson, Arizona 8570	President

Anthony Frazia Co-Chief Compliance Officer	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	Vice President
Chief Compliance Officer	Davis Distributors, LLC, 2949 East Elvira Road, Tucson, Arizona 8570	Vice President
Sharra L. Reed Chief Compliance Officer	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	Vice President

Thomas D. Tays Chief Legal Officer	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	Chief Legal Officer
	Venture Advisers, Inc., 2949 East Elvira Road, Tucson, Arizona 8570	Chief Legal Officer
	Davis Selected Advisers-NY, Inc., 609 Fifth Ave., 11th Floor, New York, NY 10017	Chief Legal Officer
	Davis Distributors, LLC, 2949 East Elvira Road, Tucson, Arizona 8570	Chief Legal Officer

Gary Tyc Chief Financial Officer	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	Chief Financial Officer
	Venture Advisers, Inc., 2949 East Elvira Road, Tucson, Arizona 8570	Chief Financial Officer
	Davis Selected Advisers-NY, Inc., 609 Fifth Ave., 11th Floor, New York, NY 10017	Treasurer
	Davis Distributors, LLC, 2949 East Elvira Road, Tucson, Arizona 8570	Treasurer

Russell O. Wiese Chief Marketing Officer	Davis Investments, LLC, 2949 East Elvira Road, Tucson, Arizona 85706	Chief Marketing Officer
	Davis Selected Advisers-NY, Inc., 609 Fifth Ave., 11th Floor, New York, NY 10017	Chief Marketing Officer
	Davis Distributors, LLC, 2949 East Elvira Road, Tucson, Arizona 8570	Chief Marketing Officer

TCW Investment Management Company (“TCW”)

 TCW is a subadvisor to the Registrant’s Large Cap Growth and Small/Mid Cap Growth Funds. The principal business address of TCW is 865 South Figueroa St., Suite 1800, Los Angeles, CA 90017. TCW is an investment advisor registered under the Advisers Act. The business and other connections of TCW are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with TCW	Other Company/ Business/Employment	Position/Relationship with other Company
Stefan Dennis Abrams, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	Trust Company of the West ("TCW") 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Christopher John Ainley, Group Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
	Trust Company of the West (“TCW”) 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
Mark Louis Attanasio, Group Managing Director and Chief Investment Officer - Below Investment Grade Fixed Income	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director and Chief Investment Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director and Chief Investment Officer
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director
	TCW/Crescent Mezzanine, L.L.C 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Director & Managing Director
	Crescent MACH I G.P. Corporation	Sr. Vice President
Bonnie Niten Baha, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Philip Alan Barach, Group Managing Director and Chief Investment Officer - Investment Grade Fixed Income	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director and Chief Investment Officer
	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director and Chief Investment Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director and Chief Investment Officer
Wendy Susan Barker, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Brian Michael Beitner, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Robert David Beyer, Executive Vice President and Chief Investment Officer	TCW/Cresent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Chairman of the Board
	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director, Executive Vice President and Chief Investment Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President and Chief Investment Officer
	Crescent MACH I G.P. Corporation	President and Chief Executive Officer
Glen Edward Bickerstaff, Group Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Group Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
Randolph Ragsdale Birkman, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Craig Caroll Blum, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Charles Sean Bookin, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Shannon M. Callan, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Nicholas John Capuano, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Jean-Marc Chapus, Group Managing Director	TCW/Crescent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Director, President and Chief Executive Officer
	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
Timothy Patrick Costello, Managing Director	TCW/Crescent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Managing Director
Joel Anthony Damiani, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Claude B. Erb, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Penelope Dyson Foley, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW Americas Management, L.P.	Partner
Douglas Stephen Foreman, Group Managing Director and Chief Investment Officer - U.S. Equities	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director, Group Managing Director and Chief Investment Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director and Chief Investment Officer
Joseph John Galligan, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Nicola Francis Galluccio, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Group Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
Mark William Gibello, Group Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Group Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Group Managing Director
Mark Lazar Gold, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Jeffrey Edward Gundlach, Group Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Group Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Group Managing Director
Robert Maxwell Hanisee, Managing Director and Chief Investment Officer-Private Client Services	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Investment Officer-Private Client Services
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Investment Officer-Private Client Services
James M. Hassett, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Roland Ho, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Frederick Hamilton Horton, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Diane E. Jaffee, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Mohan Kapoor, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
David James Kennedy, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Paul M. Kirste, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Haicheng Li, Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Vice President
Thomas Duerson Lyon, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Louis C. Lucido, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Jason Stuart Maxwell, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Thomas Kaho McKissick, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Husam Nazer, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Michael Parks, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Luz Maria Padilla, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Michael Richard Quinn, Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Vice President
Michael Patrick Reilly, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
David Ira Robbins, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
John Crowley Rocchio, Managing Director	TCW/Crescent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Delia Marie Roges, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Nathan Bradley Sandler, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Susan Suvall Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Barr Zion Segal, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Richard L. Smith, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
N. John Snider, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
William Charles Sonneborn, Executive Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President
	TCW London International, Limited 16 Charles II Street London SW1Y4QU	Managing Director
	TCW/Latin America Partners, L.L.C.	Managing Director
Matthew J. Spahn, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Komal S. Sri-Kumar, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Robert Brendt Stallings, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Nicholas William Tell, Jr., Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director-Chairman and President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW/Crescent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Managing Director
	Crescent MACH I G.P. Corporation	Vice President
	Crescent Securities Corporation	Financial Principal
Scott W. Thornton, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Allan Richard Toole, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Gregory Uythoven, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Melissa Vine Weiler, Managing Director	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Gregory Whiteley, Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Patrick Wong Senior Vice President	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Senior Vice President
Lisa Zeller, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Alvin Robert Albe, Jr., President and Chief Executive Officer	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Executive Vice President
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Executive Vice President
	TCW London International, Limited 16 Charles II Street London SW1Y4QU	Director and Executive Vice President
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Executive Vice President
	TCW/Latin America Partners, L.L.C.	Director
	TCW Asia Limited	Director
Michael Edward Cahill, Secretary and General Counsel	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Secretary and General Counsel
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Secretary and General Counsel
	TCW/Crescent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Secretary and General Counsel
	TCW/Latin America Partners, L.L.C.	Managing Director
	TCW London International, Limited 16 Charles II Street London SW1Y4QU	Director and Managing Director
Robert Addison Day	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director, Chairman of the Board, Chief Executive Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director, Chairman of the Board, Chief Executive Officer
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director, Chairman of the Board, Chief Executive Officer
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director, Chairman of the Board, Chief Executive Officer
	Oakmont Corporation	Chairman of the Board
David Stephen DeVito, Managing Director and Chief Financial Officer	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Financial Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Financial Officer
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Financial Officer
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Financial Officer
	TCW/Crescent Mezzanine, L.L.C. 11100 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025	Managing Director and Chief Financial Officer
	TCW/Latin America Partners, L.L.C.	Chief Financial Officer and Treasurer
	TCW London International, Limited 16 Charles II Street London SW1Y4QU	Managing Director and Chief Financial Officer
Thomas Ernest Larkin, Jr., Vice Chairman	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Vice Chairman
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Vice Chairman
	TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Vice Chairman
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and Vice Chairman
Hilary Gilian Darcy Lord, Managing Director and Chief Compliance Officer	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Compliance Officer
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Compliance Officer
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Compliance Officer
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director and Chief Compliance Officer
Marc I. Stern, Chairman	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	President and Vice Chairman
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Chairman
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director and President
	TCW Advisors, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Vice Chairman
Stephen A. Burlingame, Managing Director	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Managing Director
Patrick Robert Pagni	TCW Asset Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Director
	TCW 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President
	The TCW Group, Inc. 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017	Executive Vice President

Atlanta Capital Management Company (“Atlanta”)

 Atlanta is a subadvisor to the Registrant’s Large Cap Growth Fund. The principal business address of Atlanta is 1349 West Peachtree Street, Suite 1600, Atlanta, Georgia, 30309. Atlanta is an investment advisor registered under the Advisers Act. The business and other connections of Atlanta are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with Cramer Rosenthal	Other Company/ Business/Employment	Position/Relationship with other Company

W. Matthew Hereford, CFA Vice-President	Invesco 1360 Peachtree Street Atlanta, GA 30309	Portfolio Manager
Richard B. England Vice President & Principal	Putnam Investments 1 Post Office Square Boston, MA 02109	Sr. Vice President & Portfolio Manager

Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal”)

 Cramer Rosenthal is a subadvisor to the Registrant’s Small/Mid Cap Value Fund. The principal address of Cramer Rosenthal is 520 Madison Avenue, New York, NY 10022. Cramer Rosenthal is an investment advisor registered under the Advisers Act. The business and other connections of Cramer Rosenthal are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with Cramer Rosenthal	Other Company/ Business/Employment	Position/Relationship with other Company
Jay Brian Abramson, Executive Vice President	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Executive Vice President
	Cramer Rosenthal McGlynn, Inc. 707 Westchester Ave. White Plains, NY 10604	Executive Vice President
	CRM Equities, LLC 707 Westchester Ave. White Plains, NY 10604	Executive Vice President
	CRM Investors, Inc. 707 Westchester Ave. White Plains, NY 10604	Executive Vice President
Elizabeth Anne Coley Chief Legal Officer Chief Compliance Officer	Cramer Rosenthal McGlynn, LLC. Cramer Rosenthal McGlynn, Inc. CRM Equities, LLC CRM Investors, Inc. CRM Alternatives, Inc. 707 Westchester Ave. White Plains, NY 10604	Chief Legal Officer Chief Compliance Officer
	Instinet Corporation 3 Times Square New York, NY 10036	Counsel
	Orrick, Herrington & Sutcliffe, LLP 666 5th Avenue New York, NY 10022	Counsel
Gerald Bertram Cramer, Chairman	Cramer Rosenthal McGlynn, Inc. 707 Westchester Ave. White Plains, NY 10604	Chairman
	CRM Equities, LLC 707 Westchester Ave. White Plains, NY 10604	Chairman
	CRM Investors, Inc. 707 Westchester Ave. White Plains, NY 10604	Chairman
	Tecnomatrix Technology 16 Hagal im Avenue Herzliya, Israel, 46733	Director
Fred Marden Filoon, Senior Vice President	Cramer Rosenthal McGlynn, Inc. 707 Westchester Ave. White Plains, NY 10604	Senior Vice President
	CRM Equities, LLC 707 Westchester Ave. White Plains, NY 10604	Senior Vice President
	CRM Investors, Inc. 707 Westchester Ave. White Plains, NY 10604	Senior Vice President
	Trudy Corp. 353 Main Street Norwalk, CT 06851	Director
Christopher C. Fox Principal	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Principal
	Schanenen Fox Capital Management, Inc. No Current Address	Principal
Jamie Handwerker Principal	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Principal
	ING Furman Selz Asset Management, LLC	Managing Director and Equity Research Analyst
Ronald Harward McGlynn, President & Chief Executive Officer	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	President & Chief Executive Officer
	Cramer Rosenthal McGlynn, Inc. 707 Westchester Ave. White Plains, NY 10604	President & Chief Executive Officer
	CRM Equities, LLC 707 Westchester Ave. White Plains, NY 10604	President & Chief Executive Officer
	CRM Investors, Inc. 707 Westchester Ave. White Plains, NY 10604	President & Chief Executive Officer
Edward John Rosenthal, Vice Chairman	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Vice Chairman
	Cramer Rosenthal McGlynn, Inc. 707 Westchester Ave. White Plains, NY 10604	Vice Chairman
	CRM Equities, LLC 707 Westchester Ave. White Plains, NY 10604	Vice Chairman
	CRM Investors, Inc. 707 Westchester Ave. White Plains, NY 10604	Vice Chairman
David Abbott Tillson, Senior Vice President	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Senior Vice President
	U.S. Trust Company of NY	Managing Director
Thomas Ted Celcala, Member, Board of Managers	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Member, Board of Managers
	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	Chairman of Board and CEO
Robert Christian, Member Board of Managers	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Member, Board of Managers
	Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	CIO
David Gibson, Member, Board of Managers	Cramer Rosenthal McGlynn, LLC. 707 Westchester Ave. White Plains, NY 10604	Member, Board of Managers
	Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	Executive Vice President and Chief Financial Officer
	Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001	Senior Vice President and Chief Financial Officer

Ariel Capital Management, LLC (“Ariel”)

 Ariel is a subadvisor to the Registrant’s Small/Mid Cap Value Fund. The principal business address of Ariel is 200 East Randolph Drive, Suite 2900, Chicago, IL 60601. Ariel is an investment adviser registered under the Advisers Act. The business and other connections of Ariel are set forth in its Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with Ariel	Other Company/ Business/Employment	Position/Relationship with other Company
John W. Rogers, Jr., Chairman of the Board of Directors/Chief Executive Officer and Chief Investment Officer	None	None
Charles K. Bobrinskoy, Vice Chairman, Member of the Board of Directors	None	None
Mellody L. Hobson, President, Member of the Board of Directors	None	None
James W. Atkinson, Executive Vice President, Chief Financial & Administrative Officer	None	None
Merrillyn J. Kosier, Executive Vice President/Director of Mutual Fund Marketing & Investor Services	None	None
Peter Q. Thompson, Executive Vice President/Director of Institutional Marketing & Client Services, Member of the Board of Directors	None	None
Cheryl A. Cargie, Senior Vice President/Head Trader	None	None
Timothy Fidler, CFA, Senior Vice President/Portfolio Management & Director of Research	None	None
John P. Miller, Senior Vice President/Portfolio Management	None	None
Franklin L. Morton, Senior Vice President/Portfolio Management	None	None
Roger P. Schmitt, Senior Vice President, Chief Information Officer	None	None
Jason J. Tyler, Senior Vice President/Portfolio Management	None	None
Sheldon R. Stein, Vice President, General Counsel	None	None
Dr. James E. Bowman, Director	None	None
Henry B. Pearsall, Director	Pearsall et Pere 140 W. Hubbard Chicago, IL 60622	Principal & Director
Robert I. Solomon, Director	Ariba, Inc. 6 East Scott Street, Unit 6 Chicago, IL 60610	Director of Strategic Accounts
Charles A. Tribbett III, Director	Russell Reynolds Associates 200 S. Wacker Drive, Suite 2900 Chicago, IL 60606	Managing Director
David J. Vitale, Director	Chicago Public Schools 125 South Clark Street, 16th Floor Chicago, Illinois 60603	Chief Administrative Officer
Paula Wolff, Director	Chicago Metropolis 2020 30 West Monroe, 18th Floor Chicago, IL 60603	Senior Executive

Transamerica Investment Management, LLC.

Transamerica Investment Management, LLC has a 35-year history of delivering institutional investment management services. Transamerica’s investment strategy seeks to identify value-creating trends early, before they are recognized by the market in general. In pursuit of capital growth, Transamerica’s small/mid growth portfolios invest in a relatively small number of first-in-class companies, as determined by the companies’ own strong fundamentals. Transamerica’s investment team has implemented this approach consistently for decades, in bull and bear markets.

Name and Position with Transamerica Investment Management, LLC	Other Company/ Business/Employment	Position/Relationship with other Company
Gary U. Rolle President, Manager, Chief Investment Officer	None	None
Jeffrey S. Van Harte Executive Vice President, Manager, Head of Equities	None	None
Heidi Y. Hu Senior Vice President, Director of Fixed Income	None	None
John R. Kenney Manager	Great Companies, LLC	Chairman, Director, Co-Chief Executive Officer
Brian C. Scott Manager	AEGON/Transamerica Fund Advisers, Inc.	Director, President, Chief Executive Officer
Ann Marie Swanson Vice President, Chief Compliance Officer, Secretary	None	None
John C. Riazzi Manager, Chief Executive Officer	None	None
Larry N. Norman Manager	AEGON, USA	Executive Vice President, Chief Operating Officer

Clay Finlay, Inc.

Clay Finlay is a global equity management firm founded in 1982 and headquartered in New York, with offices at 200 Park Avenue, New York, NY 10166. The firm also has offices in London and Tokyo. An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments.

Name and Position with Clay Finlay	Other Company/ Business/Employment	Position/Relationship with other Company
D. Francis Finlay, Chairman & C.E.O.	Blakeney Investors 17 cote d'Eich L 1450 Luxembourg	Non-executive Director
	Boyar Allen Pacific Fund Boyar Allen Japan Fund Walker House PO Box 265 GT Grand Cayman Cayman Islands	Non-executive Director
	East Europe Development Fund Ltd 12 Britannia Place Bath Street St. Helier, JE2 4SU Jersey	Non-executive Director
	Lebanon Holdings Cefinor Centre Clemenceau Street Ras Beruit Lebabnon	Non-executive Director
	Scottish Investment Trust 6 Albyn Place Edinburgh, EH2 4NL Scotland	Non-executive Director
John Peter Clay, Non-Executive Director	Genesis Emerging Markets Fund 21 Knightsbridge London, SW1X 7LY United Kingdom	Non-executive Director
Peter George Robert Lyon, Director	Phillips Pension Fund Holland	Advisor
	Schroder Japan Growth Fund London United Kingdom	Non-executive Director
Scott Powers, Non-Executive Director	Old Mutual Asset Managers (US) LLC 200 Clarendon Street Boston, Massachusetts 02116	Chief Executive Officer
	Old Mutual (US) Holdings Inc. 200 Clarendon Street Boston, Massachusetts 02116	Chief Executive Officer

Oppenheimer Capital, Inc. ("Oppenheimer")

 Oppenheimer is a subadvisor to the Registrant’s International Equity Fund.  The principal business address of Oppenheimer is 1345 Avenue of the Americas, 48th Floor, New York, NY 10105. Oppenheimer is an investment advisor registered under the Advisers Act.  The business and other connections of Oppenheimer are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with Oppenheimer Capital Inc.	Other Company/ Business/Employment	Position/Relationship with other Company
Elisa Amitay Mazen	Oppenheimer Capital 1345 Avenue of the Americas New York, NY 10105	Managing Director - Portfolio Manager

Adelante Capital Management, LLC (“Adelante”)

Adelante is a subadvisor to the Registrant’s Real Estate Securities Fund. The principal business address of Adelante is 1995 University Avenue, #225, Berkeley, CA, 94704. Adelante is an investment advisor registered under the Advisers Act. The business and other connections of Adelante are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with Adelante	Other Company/ Business/Employment	Position/Relationship with other Company
Michael A. Torres, Chief Executive Officer	Lend Lease Funds 1995 University Avenue, Suite 550 Berkeley, CA 94704	Trustee
Gregory L. Prophet, Vice President	None	None
Jeung Hyun, Vice President	None	None
Robert Promisel, Vice President	None	None

AEW Capital Management, L.P. (“AEW”)

 AEW is a subadvisor to the Registrant’s Real Estate Securities Fund. The principal address of AEW is World Trade Center East, Two Seaport Lane, Boston, Massachusetts, 02210. AEW is an investment advisor registered under the Advisers Act. The business and other connections of AEW are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

No director or principal officer of AEW has at any time during the last two fiscal years, engaged for his or her own account in any other business, profession, vocation, or employment of a substantial nature.

Weiss Peck & Greer, L.L.C. (“Weiss Peck”)

 Weiss Peck is a subadvisor to the Registrant’s Tax-Exempt Fixed Income Fund. The principal business address of Weiss Peck is One New York Plaza, 30th Floor, New York, NY 10004-1950. Weiss Peck is an investment advisor registered under the Advisers Act. The business and other connections of Weiss Peck are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

Name and Position with Weiss Peck	Other Company/ Business/Employment	Position/Relationship with other Company
Stefan T. Bischel, President & Chief Executive Officer	None	None
William J. Kelly, Managing Director & Chief Financial Officer	None	None

Western Asset Management Company (“Western”)

Western is a subadvisor to the Registrant’s Core Plus Fixed Income Fund. The principal business address of Western is 385 East Colorado Boulevard, Pasadena, CA, 91101. Western is an investment advisor registered under the Advisers Act. The business and other connections of Western are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

No director or principal officer of Western has at any time during the last two fiscal years, engaged for his or her own account in any other business, profession, vocation, or employment of a substantial nature.

Goldman Sachs Asset Management, L.P. (“GSAM”)

GSAM is a subadvisor to the Registrant’s Core Plus Fixed Income Fund. The principal business address of GSAM is 32 Old Slip, 23rd Floor, New York, NY, 10005. GSAM is an investment advisor registered under the Advisers Act. The business and other connections of GSAM are set forth in the Form ADV as filed with the SEC and incorporated by reference herein.

No director or principal officer of GSAM has at any time during the last two fiscal years, engaged for his or her own account in any other business, profession, vocation, or employment of a substantial nature.

Item 26. Principal Underwriter.

(a)	AssetMark Capital Corporation, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, CA 94523-3967, the Distributor for shares of the Registrant, does not act as principal underwriter for any other fund.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of AssetMark Capital Corporation are as follows:

Name and Principal Business Address	Position and Offices with AssetMark Capital Corporation	Positions and Offices with Registrant
Ronald Dennis Cordes	President	President, Chairperson & Trustee
Brian Robert O’Toole	Vice President	None
Richard Thomas O’Toole	Vice President	None
Richard Edward Steiny	Secretary & Treasurer	None
The address of each of the foregoing is 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, CA 94523.

(c)	Not Applicable.

Item 27. Location of Accounts and Records.

 The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant, Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Advisor	AssetMark Investment Services, Inc. 2300 Contra Costa Boulevard, Suite 425 Pleasant Hill, CA 94523-3967
Registrant’s Sub-Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 54202
Registrant’s Distributor	AssetMark Capital Corporation 2300 Contra Costa Boulevard, Suite 425 Pleasant Hill, CA 94523-3967
Brandes Investment Partners, LLC	Brandes Investment Partners, LLC 11988 El Camino Real, Suite 500 San Diego, California, 92130
Davis Selected Advisors	Davis Selected Advisors 2949 E. Elvira Road, Suite 101 Tucson, Arizona 85706
TCW Investment Management Company	TCW Investment Management Company 865 South Figueroa St., Suite 1800 Los Angeles, CA 90017
Atlanta Capital Company, LLC	Atlanta Capital Management Company, LLC 1349 West Peachtree Street, Suite 1600 Atlanta, Georgia 30309
Cramer Rosenthal McGlynn, LLC	Cramer Rosenthal McGlynn, LLC 520 Madison Avenue, 32nd Floor New York, NY 10022
Ariel Capital Management, LLC	Ariel Capital Management, LLC 200 East Randolph Drive, Suite 2900 Chicago, IL 60601
Transamerica Investment Management, LLC	Transamerica Investment Management, LLC 1150 South Olive Street, Suite 2700 Los Angeles, CA 90015
Clay Finlay, Inc.	Clay Finlay, Inc. 200 Park Avenue New York, NY 10166
Oppenheimer Capital, Inc	Oppenheimer Capital, Inc 1345 Avenue of the Americas, 48th Floor, New York, NY 10105
Adelante Capital Management, LLC	Adelante Capital Management, LLC 1995 University Avenue #225 Berkeley, CA 94704
Weiss Peck & Greer Investments	Weiss Peck & Greer Investments One New York Plaza, 30th Floor New York, NY 10004-1950
AEW Capital Management L.P.	AEW Capital Management L.P World Trade Center East, Two Seaport Lane, Boston, Massachusetts, 02210
Western Asset Management Company	Western Asset Management Company 385 East Colorado Boulevard, Pasadena, CA, 91101
Goldman Sachs Asset Management, L.P.	Goldman Sachs Asset Management, L.P. 32 Old Slip, 23rd Floor, New York, NY, 10005

Item 28. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 29. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pleasant Hill and the State of California on the 28 day of October, 2004.

ASSETMARK FUNDS
(Registrant)

By:   /s/ Ronald D. Cordes
Ronald D. Cordes, President
(Signature and Title)

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below on October 28, 2004 by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Ronald D. Cordes Ronald D. Cordes	President, Trustee and Chairperson

/s/ Richard Steiny* Richard Steiny	Trustee

/s/ William J. Klipp* William J. Klipp	Independent Trustee

/s/ Leonard H. Rossen*	Independent Trustee
Leonard H. Rossen

/s/ R. Thomas DeBerry*	Independent Trustee
R. Thomas DeBerry

/s/ John Whittaker*	Vice President
John Whittaker

/s/ Carrie E. Hansen* Carrie E. Hansen	Treasurer and Principal Accounting Officer

/s/ Teresa Escano*	Secretary
Teresa Escano

* By: /s/ Ronald D. Cordes
Ronald D. Cordes Attorney-in-Fact pursuant to Power of Attorney filed with Pre-Effective Amendment No. 1 to the Registration Statement on April 12, 2001, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Adelante Capital Management LLC	EX-99.d.11
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and AEW Capital Management, L.P.	EX-99.d.13
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Goldman Sachs Asset Management, L.P.	EX-99.d.14
Investment Sub-Advisory Agreement between AssetMark Investment Services, Inc. and Western Asset Management Company	EX-99.d.15
Form of Amended and Restated Custody Agreement between Registrant and U.S. Bank, N.A	EX-99.g.2
Assumption Agreement between AssetMark Investment Services, Inc. and Ariel Capital Management, LLC	EX-99.h.4
Consent of Independent Registered Public Accounting Firm	EX-99.j.1
Joint Code of Ethics for AssetMark Investment Services, Inc. and AssetMark Capital Corporation	EX-99.p.1
Code of Ethics for Cramer Rosenthal McGlynn, LLC	EX-99.p.6
Code of Ethics for Ariel Capital Management, Inc.	EX-99.p.7
Code of Ethics for Clay Finlay, Inc.	EX-99.p.9
Code of Ethics for Oppenheimer Capital, Inc.	EX-99.p.10
Code of Ethics for AEW Capital Management, L.P.	EX-99.p.14
Code of Ethics for Goldman Sachs Asset Management, L.P.	EX-99.p.15
Code of Ethics for Western Asset Management Company	EX-99.p.16